As filed with the Securities and Exchange Commission on January 28, 2015

1933 Act Registration No. 333-03715

1940 Act Registration No. 811-07619

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐

Pre-Effective Amendment No.	☐

Post-Effective Amendment No.110	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐

Amendment No. 112	☒

Nuveen Investment Trust

(Exact Name of Registrant as Specified in Declaration of Trust)

333 West Wacker Drive, Chicago, Illinois	60606
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (312) 917-7700

Kevin J. McCarthy Vice President and Secretary 333 West Wacker Drive Chicago, Illinois 60606 (Name and Address of Agent for Service)	Copies to: Eric F. Fess Chapman and Cutler LLP 111 West Monroe Street Chicago, Illinois 60603

Approximate Date of Proposed Public Offering: As soon as practicable after effectiveness.

Title of Securities Being Registered: Shares of beneficial interest.

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)	☐	on (date) pursuant to paragraph (a)(1)

☒	on January 30, 2015 pursuant to paragraph (b)	☐	75 days after filing pursuant to paragraph (a)(2)

☐	60 days after filing pursuant to paragraph (a)(1)	☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 110

This Post-Effective Amendment to the Registration Statement comprises the following papers and contents:

The Facing Sheet

Part A—The Prospectus for Nuveen Global Tactical Opportunities Plus Fund

Part B—The Statement of Additional Information for Nuveen Global Tactical Opportunities Plus Fund

Part C—Other Information

Signatures

Exhibit Index

Exhibits

Mutual Funds

Prospectus

January 30, 2015

Class / Ticker Symbol
Fund Name	Class A	Class C	Class I

Nuveen Global Tactical Opportunities Plus Fund	NTPAX	NTPCX	NTPIX

The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

NOT FDIC OR GOVERNMENT INSURED     MAY LOSE VALUE     NO BANK GUARANTEE

Section 1    Fund Summary

Nuveen Global Tactical Opportunities Plus Fund

Investment Objective

The investment objective of the Fund is to earn a positive total return over a reasonable period of time, regardless of market conditions.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 16 of the Fund’s prospectus, “How to Reduce Your Sales Charge” on page 18 of the prospectus and “Purchase and Redemption of Fund Shares” on page S-56 of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Exchange Fee	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[2]	$15	$15	$15

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I
Management Fees	0.92%	0.92%	0.92%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	1.93%	1.93%	1.94%
Acquired Fund Fees and Expenses	0.25%	0.25%	0.25%
Total Annual Fund Operating Expenses	3.35%	4.10%	3.11%
Fee Waivers and/or Expense Reimbursements[3]	(1.78)%	(1.78)%	(1.79)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.57%	2.32%	1.32%
1	The contingent deferred sales charge on Class C shares applies only to redemptions within 12 months of purchase.
2	Fee applies to the following types of accounts under $1,000 held directly with the Fund: individual retirement accounts (IRAs), Coverdell Education Savings Accounts and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).
3	The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through September 30, 2016 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, Acquired Fund Fees and Expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.10% of the average daily net assets of any class of Fund shares. The expense limitation expiring September 30, 2016 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment

Section 1    Fund Summary

has a 5% return each year, that the Fund’s operating expenses remain the same and that the contractual fee waivers currently in place are not renewed beyond September 30, 2016. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption			No Redemption
	A	C	I	A	C	I
1 Year	$726	$235	$134	$726	$235	$134
3 Years	$1,279	$970	$673	$1,279	$970	$673
5 Years	$1,973	$1,845	$1,363	$1,973	$1,845	$1,363
10 Years	$3,811	$4,103	$3,206	$3,811	$4,103	$3,206

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal period November 1, 2013 through September 30, 2014, the Fund’s portfolio turnover rate was 85% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund will seek to outperform the Merrill Lynch 3 Month Treasury Bill Index (the “Treasury Bill Index”) by 750 basis points, or 7.5%, on an annualized basis, before the deduction of Fund fees and expenses. The Fund seeks to achieve this outperformance over a rolling three-year time period, although there is no guarantee that it will be able to do so. Over shorter periods of time, investment returns will fluctuate as market conditions vary and may be lower than those of the Treasury Bill Index and even negative. Thus, the Fund is designed for investors with longer term investment horizons—generally at least three years or more.

The Treasury Bill Index is comprised of a single U.S. Treasury issue with approximately three months to final maturity, purchased at the beginning of each month and held for one full month. At the end of the month, that issue is sold and rolled into a newly selected issue. U.S. Treasury bills are backed by the full faith and credit of the U.S. government, and are generally considered a risk free investment. Investing in the Fund, on the other hand, involves certain risks, including the risk of loss. In addition, an investment in the Fund will be more volatile than an investment in U.S. Treasury bills. The Fund’s portfolio managers will manage volatility by attempting to limit the Fund’s tracking error relative to the Treasury Bill Index to a level consistent with achieving the return that the Fund is seeking.

The Fund seeks to achieve its objective by investing its assets across the following asset classes:

•	U.S., international and emerging market equity securities;

•	U.S., international and emerging market debt securities, including high-yield debt securities, which are rated below investment grade and commonly referred to as “junk” bonds;

•	Commodities;

•	Currencies; and

•	High quality, short-term debt securities and money market funds.

The Fund gains exposure to the above asset classes (i) by investing in derivative instruments and exchange-traded funds (“ETFs”), (ii) by creating custom baskets of equity and debt securities, where each basket is designed to track the performance of a particular securities index (such as an industry, sector, country or region index) within certain parameters, and (iii) by investing directly in U.S. Treasury obligations, obligations issued by non-U.S. governments that have an investment grade rating from at least one rating agency and money market funds.

Under normal market conditions, the Fund will invest at least 40% of the sum of its net assets and the amount of any borrowings for investment purposes in non-U.S. securities and will invest in securities of at least three different countries (one of which may be the United States). The Fund will classify a security as being U.S. or non-U.S. based on the country of issuance, in the case of government obligations, or on the determination of an unaffiliated, recognized financial data provider in the case of other securities. Such determinations are based on a number of criteria, such as the issuer’s country of domicile, the primary stock exchange on which the security trades, the location from which the majority of the issuer’s revenue comes, and the issuer’s reporting currency. In the case of ETFs, the classification will be based on the geographic focus of the ETF as determined by the financial data provider. In addition to obtaining non-U.S. exposure through direct investments in securities, the Fund may obtain a significant amount of non-U.S. exposure through investments in derivative instruments.

Section 1    Fund Summary

The Fund will use derivative instruments such as options; futures contracts, including futures on equity indices, volatility indices, interest rate futures and currency futures; options on futures contracts; interest rate caps and floors; foreign currency contracts; options on foreign currencies; interest rate, total return, currency and credit default swaps; and options on the foregoing types of swap agreements. Derivatives may be entered into on established exchanges, either in the U.S. or in non-U.S. countries, or through privately negotiated transactions referred to as over-the-counter derivatives. In using derivatives, the Fund may take both long positions (the values of which move in the same direction as the prices of the underlying investment, pool of investments, index or currency) and short positions (the values of which move in the opposite direction from the price of the underlying investment, pool of investments, index or currency).

The Fund’s sub-adviser may allocate the Fund’s assets among the different asset classes in different proportions at different times. The Fund is not required to allocate its investments among the asset classes in any fixed proportion, nor is it limited by investment style or by the issuer’s location, size, market capitalization or industry sector, except that the Fund is required to invest a certain percentage of its assets in non-U.S. securities, as described above. The Fund may have none or some of its assets invested in each asset class in relative proportions that change over time based on market and economic conditions.

The sub-adviser allocates assets among the various asset classes based on its forecasted returns and its risk assessment for each asset class. The sub-adviser will seek to take advantage of both investment opportunities that are believed to have a high probability of success (long investment) and a high probability of failure (short investment). The sub-adviser regularly assesses and manages the overall risk profile of the Fund’s portfolio, based on the Fund’s exposure to each asset class, the volatility of the asset classes, and the correlation of returns among the different asset classes.

Principal Risks

The value of your investment in this Fund will change daily. You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, listed alphabetically, include:

Bond Market Liquidity Risk—Dealer inventories of bonds, which provide an indication of the ability of financial intermediaries to “make markets” in those bonds, are at or near historic lows in relation to market size. This reduction in market making capacity has the potential to decrease liquidity and increase price volatility in the fixed income markets in which the Fund invests, particularly during periods of economic or market stress. As a result of this decreased liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds’ prices.

Commodities Risk—Commodities markets historically have been extremely volatile, and the performance of securities and other instruments that provide exposure to those markets therefore also may be highly volatile.

Credit Risk—Credit risk is the risk that an issuer of a debt security may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments.

Currency Risk—Changes in currency exchange rates will affect the value of non-U.S. dollar denominated securities, the value of dividends and interest earned from such securities, gains and losses realized on the sale of such securities, and derivative transactions tied to such securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the Fund’s portfolio.

Derivatives Risk—The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a security or other asset without buying or selling the security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. A derivative transaction also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments.

Equity Security Risk—Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry, or sector of the market.

Section 1    Fund Summary

ETF Risk—An ETF is subject to the risks of the underlying securities that it holds. In addition, for index-based ETFs, the performance of an ETF may diverge from the performance of such index (commonly known as tracking error). ETFs are subject to fees and expenses (like management fees and operating expenses) that do not apply to an index, and the Fund will indirectly bear its proportionate share of any such fees and expenses paid by the ETFs in which it invests.

Frequent Trading Risk—Frequent trading of portfolio securities may produce capital gains, which are taxable to shareholders when distributed. Frequent trading may also increase the amount of commissions or mark-ups to broker-dealers that the Fund pays when it buys and sells securities, which may detract from the Fund’s performance.

High Yield Securities Risk—High yield securities, which are rated below investment grade and commonly referred to as “junk” bonds, are high risk investments that may cause income and principal losses for the Fund. They generally have greater credit risk, are less liquid and have more volatile prices than investment grade securities.

Interest Rate Risk—Interest rate risk is the risk that the value of the Fund’s portfolio will decline because of rising interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. When interest rates change, the values of longer-duration debt securities usually change more than the values of shorter-duration debt securities.

Non-U.S./Emerging Markets Risk—Non-U.S. issuers or U.S. issuers with significant non-U.S. operations may be subject to risks in addition to those of issuers located in or that principally operate in the United States as a result of, among other things, political, social and economic developments abroad and different legal, regulatory and tax environments. These additional risks may be heightened for securities of issuers located in, or with significant operations in, emerging market countries.

Other Investment Companies Risk—When the Fund invests in other investment companies, including ETFs, you bear both your proportionate share of Fund expenses and, indirectly, the expenses of the other investment companies. Furthermore, the Fund is exposed to the risks to which the other investment companies may be subject.

Smaller Company Risk—Small-cap stocks involve substantial risk. Prices of small-cap stocks may be subject to more abrupt or erratic movements, and to wider fluctuations, than stock prices of larger, more established companies or the market averages in general. It may be difficult to sell small-cap stocks at the desired time and price. While mid-cap stocks may be slightly less volatile than small-cap stocks, they still involve similar risks.

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.nuveen.com/performance or by calling (800) 257-8787.

The bar chart below shows the Fund’s performance for Class A shares. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return*

*	The performance of the other share classes will differ due to their different expense structures.

During the one-year period ended December 31, 2014, the Fund’s highest and lowest quarterly returns were 2.04% and -1.80%, respectively, for the quarters ended June 30, 2014 and December 31, 2014.

The table below shows the variability of the Fund’s average annual returns and how they compare over the time periods indicated with those of a broad measure of market performance and an index of funds with similar investment

Section 1    Fund Summary

objectives. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers had not been in place, returns would have been reduced.

		Average Annual Total Returns for the Periods Ended December 31, 2014
	Inception Date	1 Year	Since Inception
Class A (return before taxes)	9/26/13	(5.38)%	(4.64)%
Class A (return after taxes on distributions)		(6.12)%	(5.24)%
Class A (return after taxes on distributions and sale of Fund shares)		(2.92)%	(3.74)%
Class C (return before taxes)	9/26/13	(0.35)%	(0.79)%
Class I (return before taxes)	9/26/13	0.58%	0.18%
BofA/Merrill Lynch 3-Month U.S. Treasury Bill Index[1] (reflects no deduction for fees, expenses or taxes)		0.03%	0.05%
Lipper Absolute Return Funds Classification Average[2] (reflects no deduction for taxes or sales loads)		1.62%	2.68%
1	An unmanaged index that is comprised of a single U.S. Treasury issue with approximately three months to final maturity, purchased at the beginning of each month and held for one full month.
2	Represents the average annualized returns for all reporting funds in the Lipper Absolute Return Funds Classification.

Management

Investment Adviser

Nuveen Fund Advisors, LLC

Sub-Adviser

Nuveen Asset Management, LLC

Portfolio Managers

Name	Title	Portfolio Manager of Fund Since
David A. Friar	Vice President	August 2013
Keith B. Hembre, CFA	Managing Director	August 2013
Derek B. Bloom, CFA	Senior Vice President	August 2013

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or other financial intermediary or directly from the Fund. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases:

	Class A and Class C	Class I
Eligibility and Minimum Initial Investment

$3,000 for all accounts except:

•  $2,500 for Traditional/Roth IRA accounts.

•  $2,000 for Coverdell Education Savings Accounts.

•  $250 for accounts opened through fee-based programs.

•  No minimum for retirement plans.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

•  $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

•  No minimum for eligible retirement plans and certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.

Section 1    Fund Summary

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as an IRA or 401(k) plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, its distributor or its investment adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Section 1    Fund Summary

Section 2    How We Manage Your Money

To help you better understand the Fund, this section includes a detailed discussion of the Fund’s investment and risk management strategies. For a more complete discussion of these matters, please see the statement of additional information, which is available by calling (800) 257-8787 or by visiting Nuveen’s website at www.nuveen.com.

Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”), the Fund’s investment adviser, offers advisory and investment management services to a broad range of mutual fund clients. Nuveen Fund Advisors is registered with the Securities and Exchange Commission as an investment adviser and with the Commodity Futures Trading Commission as a commodity pool operator. Nuveen Fund Advisors has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen Fund Advisors is a subsidiary of Nuveen Investments, Inc. (“Nuveen Investments”). The Nuveen family of advisers has been providing advice to investment companies since 1976, and had $229.4 billion of assets under management as of September 30, 2014.

Nuveen Fund Advisors has selected its affiliate, Nuveen Asset Management, LLC (“Nuveen Asset Management”), located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as sub-adviser to the Fund. Nuveen Asset Management manages the investment of the Fund’s assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors.

David A. Friar, Keith B. Hembre, CFA, and Derek B. Bloom, CFA, are the portfolio managers of the Fund.

•

Derek B. Bloom, CFA, entered the financial services industry in 2002 and joined FAF Advisors, Inc. (“FAF”) in 2003 as a senior quantitative analyst. He joined the team managing the international products in 2006. He joined Nuveen Asset Management as Vice President and Portfolio Manager on January 1, 2011 in connection with its acquisition of a portion of FAF’s asset management business.

•

David A. Friar entered the financial services industry in 1998 and joined FAF in 1999 as a member of the Performance Measurement group. He joined the team managing the equity, mid cap and small cap index strategies in 2000. He most recently served as Equity Portfolio Manager at FAF until joining Nuveen Asset Management. He joined Nuveen Asset Management as Vice President and Portfolio Manager on January 1, 2011 in connection with its acquisition of a portion of FAF’s asset management business.

•

Keith B. Hembre, CFA, entered the financial services industry in 1992 and joined FAF in 1997 as a Credit Analyst. He became Chief Economist at FAF in 2003 and Chief Economist and Chief Investment Strategist in 2005. He joined Nuveen Asset Management as Chief Economist and Chief Investment Strategist and Head of Quantitative Strategies on January 1, 2011 in connection with its acquisition of a portion of FAF’s asset management business.

Section 2    How We Manage Your Money

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund is provided in the statement of additional information.

Management Fees

The management fee schedule for the Fund consists of two components: a Fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by Nuveen Fund Advisors.

The annual Fund-level fee, payable monthly, is based upon the average daily net assets of the Fund as follows:

Average Daily Net Assets	Fund-Level Fee
For the first $125 million	0.7500%
For the next $125 million	0.7375%
For the next $250 million	0.7250%
For the next $500 million	0.7125%
For the next $1 billion	0.7000%
For net assets over $2 billion	0.6750%

The complex-level fee begins at a maximum rate of 0.2000% of the Fund’s average daily net assets, based upon complex-level assets of $55 billion, with breakpoints for eligible assets above that level. Therefore, the maximum management fee rate for the Fund is the Fund-level fee plus 0.2000%. As of September 30, 2014, the effective complex-level fee was 0.1646% of the Fund’s average daily net assets.

For the most recent fiscal period, Nuveen Fund Advisors waived fees and reimbursed expenses in excess of the management fees paid by the Fund.

Nuveen Fund Advisors has agreed to waive fees and/or reimburse expenses through September 30, 2016 so that total annual fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, Acquired Fund Fees and Expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.10% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

Information regarding the Board of Trustees’ approval of the investment management agreements is available in the Fund’s annual report for the fiscal period ended September 30, 2014.

The Fund’s investment objective, which is described in the “Fund Summary” section, may be changed without shareholder approval. If the Fund’s investment objective changes, you will be notified at least 60 days in advance.

The Fund’s investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the statement of additional information.

The Fund’s principal investment strategies are discussed in the “Fund Summary” section. These are the strategies that the Fund’s investment adviser and sub-adviser believe are most likely to be important in trying to achieve the Fund’s investment objective. This section provides more

Section 2    How We Manage Your Money

information about these strategies, as well as information about some additional strategies that the Fund’s sub-adviser uses, or may use, to achieve the Fund’s objective. The strategies described below are principal investment strategies unless otherwise noted. You should be aware that the Fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the statement of additional information. For a copy of the statement of additional information, call Nuveen Investor Services at (800) 257-8787 or visit Nuveen’s website at www.nuveen.com.

Foreign Government Obligations

The Fund may purchase foreign government obligations that are non-dollar denominated or dollar denominated. While the foreign government obligations that the Fund may purchase must have an investment grade rating from at least one rating agency, it is possible that such obligations will be issued by governments of emerging market countries. If the rating of a security is reduced below investment grade after purchase, the Fund is not required to sell the security, but may consider doing so.

ETFs and Other Investment Companies

The Fund may invest in securities of other open-end or closed-end investment companies, including exchange-traded funds (“ETFs”), that invest primarily in securities of the types in which the Fund may invest directly. An ETF is an investment company that holds a portfolio of securities generally designed to track the performance of a securities index, including industry, sector, country and region indexes. ETFs trade on a securities exchange and their shares may, at times, trade at a premium or discount to their net asset value.

As a shareholder in an investment company, the Fund will bear its ratable share of that vehicle’s expenses, and would remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the Fund will incur brokerage costs when purchasing and selling shares of ETFs. The Fund will not invest in leveraged ETFs.

Generally, investments in other investment companies (including ETFs) are subject to statutory limitations prescribed by the Investment Company Act of 1940, as amended. These limitations include a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in the securities of any one investment company or more than 10% of its total assets, in the aggregate, in investment company securities. Many ETFs, however, have obtained exemptive relief from the Securities and Exchange Commission to permit unaffiliated funds to invest in the ETFs’ shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing Fund. The Fund intends to rely on these exemptive orders in order to invest in unaffiliated ETFs beyond the foregoing statutory limitations. Subject to certain conditions, the Fund also may invest in money market funds beyond the statutory limits described above.

Cash Equivalents and Short-Term Investments

The Fund may invest in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including money market funds, in such proportions as warranted by prevailing market

Section 2    How We Manage Your Money

conditions and the Fund’s principal investment strategies. The Fund may temporarily invest without limit in such holdings for liquidity purposes, or in an attempt to respond to adverse market, economic, political or other conditions. Being invested in these securities may keep the Fund from participating in a market upswing and prevent the Fund from achieving its investment objective.

Disclosure of Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s statement of additional information. A list of the Fund’s portfolio holdings is available on the Fund’s website—www.nuveen.com/mf—by navigating to the Fund using the “Mutual Fund Finder” and clicking on the “Holdings & Detail” tab. By following these links, you can obtain a list of the Fund’s top ten holdings as of the end of the most recent month. A complete list of portfolio holdings information is generally made available on the Fund’s website ten business days after the end of the month. This information will remain available on the website until the Fund files with the Securities and Exchange Commission its annual, semi-annual or quarterly holdings report for the fiscal period that includes the date(s) as of which the website information is current.

Risk is inherent in all investing. Investing in a mutual fund involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the principal risks and certain other risks that you assume when you invest in the Fund. These risks are listed alphabetically below. Because of these risks, you should consider an investment in the Fund to be a long-term investment.

Principal Risks

Bond market liquidity risk: Primary dealer inventories of bonds appear to be low relative to the size of the fixed income market. These inventories are a core indication of dealers’ capacity to “make a market” in fixed income securities. This reduction in market making capacity has the potential to decrease liquidity and increase price volatility in the fixed income markets in which the Fund invests, particularly during periods of economic or market stress. As a result of this decreased liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds’ prices.

Commodities risk: The Fund may invest in instruments providing exposure to commodities. Commodities markets historically have been extremely volatile, and the performance of securities and other instruments that provide an exposure to those markets therefore also may be highly volatile. Commodity prices are affected by factors such as the cost of producing commodities, changes in consumer demand for commodities, the hedging and trading strategies of producers and consumers of commodities, speculative trading in commodities by commodity pools and other market participants, disruptions in commodity supply, drought, floods, weather,

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livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments. Suspensions or disruptions of market trading in the commodities markets and related futures markets may adversely affect the value of securities providing an exposure to the commodities markets.

Credit risk: Credit risk is the risk that an issuer of a debt security held by the Fund, or to which the Fund otherwise has exposure, may be unable or unwilling to make interest and principal payments and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments. Debt securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. The credit rating of a debt security may be lowered if the issuer suffers adverse changes in its financial condition, which can lead to greater volatility in the price of the security and in shares of the Fund, and can also affect the bond’s liquidity and make it more difficult for the Fund to sell. When the Fund purchases unrated securities, it will depend on the sub-adviser’s analysis of credit risk without the assessment of an independent rating organization, such as Moody’s or Standard & Poor’s.

Currency risk: Changes in currency exchange rates will affect the value of non-U.S. securities, the value of dividends and interest earned from such securities, gains and losses realized on the sale of such securities, and derivative transactions tied to such securities, and hence will affect the net asset value of the Fund. A strong U.S. dollar relative to these other currencies will adversely affect the value of the Fund to the extent it invests in such non-U.S. securities.

Derivatives risk: The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the Fund will not correlate with the asset, index or rate underlying the derivative contract.

The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the contract. A derivative transaction also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. These risks are heightened when the management team uses derivatives to enhance the Fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund.

In addition, when the Fund engages in certain derivative transactions, it is effectively leveraging its investments, which could result in exaggerated changes in the net asset value of the Fund’s shares and can result in losses that exceed the amount originally invested. The success of the Fund’s derivatives strategies will depend on the sub-adviser’s ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

The Fund may also enter into OTC transactions in derivatives. Transactions in the OTC markets generally are conducted on a principal-to-principal basis. The terms and conditions of these instruments generally are not standardized and tend to be more specialized or complex, and the instruments may be harder to value. In general, there is less governmental regulation and supervision of transactions in the OTC markets than of transactions entered into on organized exchanges. In addition, certain derivative instruments and

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markets may not be liquid, which means the Fund may not be able to close out a derivatives transaction in a cost-efficient manner.

Short positions in derivatives may involve greater risks than long positions, as the risk of loss on short positions is theoretically unlimited (unlike a long position, in which the risk of loss may be limited to the notional amount of the instrument).

Swap agreements may involve fees, commissions or other costs that may reduce the Fund’s gains from a swap agreement or may cause the Fund to lose money.

Futures contracts are subject to the risk that an exchange may impose price fluctuation limits, which may make it difficult or impossible for the Fund to close out a position when desired.

Equity security risk: Equity securities may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular country, company, industry, or sector of the market. In addition, the types of securities in which the Fund invests, such as value stocks, growth stocks, large-capitalization stocks, mid-capitalization stocks, small-capitalization stocks and/or micro-capitalization stocks, may underperform the market as a whole.

ETF risk: Like any fund, an ETF is subject to the risks of the underlying securities that it holds. In addition, investments in ETFs present certain risks that do not apply to investments in traditional mutual funds. For index-based ETFs, while such ETFs seek to achieve the same returns as a particular market index, the performance of an ETF may diverge from the performance of such index (commonly known as tracking error). ETFs are subject to fees and expenses (like management fees and operating expenses) and the Fund will indirectly bear its proportionate share of any such fees and expenses paid by the ETFs in which it invests. Moreover, ETF shares may trade at a premium or discount to their net asset value. As ETFs trade on an exchange, they are subject to the risks of any exchange-traded instrument, including: (i) an active trading market for its shares may not develop or be maintained, (ii) trading of its shares may be halted by the exchange, and (iii) its shares may be delisted from the exchange.

Frequent trading risk: Frequent trading of portfolio securities may produce capital gains, which are taxable to shareholders when distributed. Frequent trading may also increase the amount of commissions or mark-ups to broker-dealers that the Fund pays when it buys and sells securities, which may detract from the Fund’s performance.

High yield securities risk: The Fund may invest in securities that are rated below-investment grade, which are commonly referred to as “high yield” securities or “junk” bonds. High yield securities usually offer higher yields than investment grade securities, but also involve more risk. High yield securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities, and they generally have more volatile prices and carry more risk to principal. In addition, liquidity risk is greater for high yield securities than for investment grade securities.

Interest rate risk: Debt securities held by the Fund will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting

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market reaction to those initiatives. Longer-term debt securities are generally more sensitive to interest rate changes. Rising interest rates also may lengthen the duration of debt securities with call features, since exercise of the call becomes less likely as interest rates rise, which in turn will make the securities more sensitive to changes in interest rates and result in even steeper price declines in the event of further interest rate increases.

Non-U.S./emerging markets risk: Non-U.S. issuers or U.S. issuers with significant non-U.S. operations may be subject to risks in addition to or different than those of issuers that are located in or principally operated in the United States due to political, social and economic developments abroad, different regulatory environments and laws, potential seizure by the government of company assets, higher taxation, withholding taxes on dividends and interest and limitations on the use or transfer of portfolio assets.

To the extent the Fund invests in depositary receipts, the Fund will be subject to many of the same risks as when investing directly in non-U.S. securities. The holder of an unsponsored depositary receipt may have limited voting rights and may not receive as much information about the issuer of the underlying securities as would the holder of a sponsored depositary receipt.

Other non-U.S. investment risks include the following:

•	Enforcing legal rights may be difficult, costly and slow in non-U.S. countries, and there may be special problems enforcing claims against non-U.S. governments.

•	Non-U.S. companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

•	Non-U.S. markets may be less liquid and more volatile than U.S. markets.

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The U.S. and non-U.S. markets often rise and fall at different times or by different amounts due to economic or other developments particular to a given country or region. This phenomenon would tend to lower the overall price volatility of a portfolio that included both U.S. and non-U.S. securities. Sometimes, however, global trends will cause the U.S. and non-U.S. markets to move in the same direction, reducing or eliminating the risk reduction benefit of international investing.

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Non-U.S. securities traded on foreign exchanges, particularly in emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading, and greater spreads between bid and asked prices for securities. In addition, non-U.S. exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. exchange transactions.

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The Fund’s income from non-U.S. issuers may be subject to non-U.S. withholding taxes. In some countries, the Fund also may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties tax. To the extent non-U.S. income taxes are paid by the Fund, U.S. shareholders may be entitled to a credit or deduction for U.S. tax purposes.

•	Some countries, particularly in emerging markets, restrict to varying degrees foreign investment in their securities markets. In some

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circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies.

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Emerging markets generally do not have the level of market efficiency and strict standards in accounting and securities regulation to be on par with advanced economies. Investments in emerging markets come with much greater risk due to political instability, domestic infrastructure problems and currency volatility.

Other investment companies risk: When the Fund invests in other investment companies, including ETFs, its shareholders bear both their proportionate share of Fund expenses and, indirectly, the expenses of the other investment companies. Furthermore, the Fund is exposed to the risks to which the other investment companies may be subject.

Smaller company risk: Stocks of small-cap companies involve substantial risk. These companies may lack the management expertise, financial resources, product diversification, and competitive strengths of larger companies. Prices of small-cap stocks may be subject to more abrupt or erratic movements than stock prices of larger, more established companies or the market averages in general. In addition, the frequency and volume of their trading may be less than is typical of larger companies, making them subject to wider price fluctuations. In some cases, there could be difficulties in selling the stocks of small-cap companies at the desired time and price. Stocks at the bottom end of the capitalization range of small-cap companies sometimes are referred to as “micro-cap” stocks. These stocks may be subject to extreme price volatility, as well as limited liquidity and limited research. While mid-cap stocks may be slightly less volatile than small-cap stocks, they still involve similar risks.

Non-Principal Risks

Small fund risk: The Fund currently has less assets than larger funds, and like other relatively small funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time, causing the Fund’s performance to vary from that of the Fund’s model portfolio. This impact may be positive or negative, depending on the direction of market movement during the period affected. The Fund has policies in place which seek to reduce the impact of these flows where Nuveen Fund Advisors has prior knowledge of them.

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Section 3    How You Can Buy and Sell Shares

The Fund offers multiple classes of shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial advisor can help you determine which class is best for you. For further details, please see the statement of additional information. Because the prospectus and the statement of additional information are available free of charge on Nuveen’s website at www.nuveen.com, we do not disclose the following share class information separately on the website.

Class A Shares

You can purchase Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in “How to Reduce Your Sales Charge.” Class A shares are also subject to an annual service fee of 0.25% of the Fund’s average daily net assets, which compensates your financial advisor or other financial intermediary for providing ongoing service to you. Nuveen Securities, LLC (the “Distributor”), a subsidiary of Nuveen Investments and the distributor of the Fund, retains the up-front sales charge and the service fee on accounts with no financial intermediary of record. The up-front Class A sales charges for the Fund are as follows:

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Maximum Financial Intermediary Commission as % of Public Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.50	4.71	4.00
$100,000 but less than $250,000	3.75	3.90	3.25
$250,000 but less than $500,000	2.75	2.83	2.50
$500,000 but less than $1,000,000	2.00	2.04	1.75
$1,000,000 and over*	—	—	1.00
*	You can purchase $1 million or more of Class A shares at net asset value without an up-front sales charge. The Distributor pays financial intermediaries of record at a rate of 1.00% of the first $2.5 million, plus 0.75% of the next $2.5 million, plus 0.50% of the amount over $5 million, which includes an advance of the first year’s service fee. Unless you are eligible for a waiver, you may be assessed a contingent deferred sales charge (“CDSC”) of 1.00% if you redeem any of your shares within 12 months of purchase. See “How to Sell Shares—Contingent Deferred Sales Charge” below for more information.

Class C Shares

You can purchase Class C shares at the offering price, which is the net asset value per share without any up-front sales charge. Class C shares are subject to annual distribution and service fees of 1.00% of the Fund’s average daily net assets. The annual 0.25% service fee compensates your financial advisor or other financial intermediary for providing ongoing service to you. The annual 0.75% distribution fee compensates the Distributor for paying your financial advisor or other financial intermediary an ongoing sales commission as well as an advance of the first year’s service and distribution fees. The Distributor retains the service and distribution fees on accounts with no financial intermediary of record. If you redeem your shares within 12 months of purchase, you will normally pay a 1.00% CDSC, which is calculated on the lower of your purchase price or redemption proceeds. You do not pay a CDSC on any Class C shares you purchase by reinvesting dividends.

Section 3    How You Can Buy and Sell Shares

Class C share purchase orders equaling or exceeding $1,000,000 will not be accepted. In addition, the Fund limits the cumulative amount of Class C shares that may be purchased by a single purchaser. Your financial intermediary may set lower maximum purchase limits for Class C shares. See the statement of additional information for more information.

Investors purchasing Class C shares should consider whether they would qualify for a reduced or eliminated sales charge on Class A shares that would make purchasing Class A shares a better choice. Class A share sales charges can be reduced or eliminated based on the size of the purchase, or pursuant to a letter of intent or rights of accumulation. See “How to Reduce Your Sales Charge” below.

Class I Shares

You can purchase Class I shares at the offering price, which is the net asset value per share without any up-front sales charge. As Class I shares are not subject to sales charges or ongoing service or distribution fees, they have lower ongoing expenses than the other classes.

Class I shares are available for purchase by clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services. Such clients may include individuals, corporations, endowments and foundations. The minimum initial investment for such clients is $100,000, but this minimum will be lowered to $250 for clients of financial intermediaries that have accounts holding Class I shares with an aggregate value of at least $100,000. The Distributor may also lower the minimum to $250 for clients of financial intermediaries anticipated to reach this Class I share holdings level.

Class I shares are also available for purchase by family offices and their clients. A family office is a company that provides certain financial and other services to a high net worth family or families. The minimum initial investment for family offices and their clients is $100,000, but this minimum will be lowered to $250 for clients of family offices that have accounts holding Class I shares with an aggregate value of at least $100,000. The Distributor may also lower the minimum to $250 for clients of family offices anticipated to reach this Class I share holdings level.

Class I shares are also available for purchase, with no minimum initial investment, by the following categories of investors:

•	Certain employer-sponsored retirement plans.

•	Certain bank or broker-affiliated trust departments.

•	Advisory accounts of Nuveen Fund Advisors and its affiliates.

•	Current and former trustees/directors of any Nuveen Fund, and their immediate family members (as defined in the statement of additional information).

•	Officers, directors and former directors of Nuveen Investments and its affiliates, and their immediate family members.

•	Full-time and retired employees of Nuveen Investments and its affiliates, and their immediate family members.

•	Certain financial intermediary personnel, and their immediate family members.

•	Certain other institutional investors described in the statement of additional information.

Section 3    How You Can Buy and Sell Shares

Please refer to the statement of additional information for more information about Class A, Class C and Class I shares, including more detailed program descriptions and eligibility requirements. Additional information is also available from your financial advisor, who can also help you prepare any necessary application forms.

The Fund offers a number of ways to reduce or eliminate the up-front sales charge on Class A shares. See “What Share Classes We Offer” (above) for a discussion of eligibility requirements for purchasing Class I shares.

Class A Sales Charge Reductions

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Rights of Accumulation. In calculating the appropriate sales charge on a purchase of Class A shares of the Fund, you may be able to add the amount of your purchase to the value, based on the current net asset value per share, of all of your prior purchases of any Nuveen Mutual Fund.

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Letter of Intent. Subject to certain requirements, you may purchase Class A shares of the Fund at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period.

For purposes of calculating the appropriate sales charge as described under Rights of Accumulation and Letter of Intent above, you may include purchases by (i) you, (ii) your spouse or domestic partner and children under the age of 21 years, and (iii) a corporation, partnership or sole proprietorship that is 100% owned by any of the persons in (i) or (ii). In addition, a trustee or other fiduciary can count all shares purchased for a single trust, estate or other single fiduciary account that has multiple accounts (including one or more employee benefit plans of the same employer).

Class A Sales Charge Waivers

Class A shares of the Fund may be purchased at net asset value without a sales charge as follows:

•	Purchases of $1,000,000 or more (although such purchases may be subject to a CDSC in certain circumstances, see “How to Sell Shares—Contingent Deferred Sales Charge” below).

•	Monies representing reinvestment of Nuveen Mutual Fund distributions.

•	Certain employer-sponsored retirement plans.

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Employees of Nuveen Investments and its affiliates. Purchases by full-time and retired employees of Nuveen Investments and its affiliates and such employees’ immediate family members (as defined in the statement of additional information).

•	Current and former trustees/directors of the Nuveen Funds.

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Financial intermediary personnel. Purchases by any person who, for at least the last 90 days, has been an officer, director, or employee of any financial intermediary or any such person’s immediate family member.

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Certain trust departments. Purchases by bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity.

Section 3    How You Can Buy and Sell Shares

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Additional categories of investors. Purchases made (i) by investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program; (ii) by clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services; and (iii) through a financial intermediary that has entered into an agreement with the Distributor to offer the Fund’s shares to self-directed investment brokerage accounts and that may or may not charge a transaction fee to its customers.

In order to obtain a sales charge reduction or waiver, it may be necessary at the time of purchase for you to inform the Fund or your financial advisor of the existence of other accounts in which there are holdings eligible to be aggregated for such purposes. You may need to provide the Fund or your financial advisor information or records, such as account statements, in order to verify your eligibility for a sales charge reduction or waiver. This may include account statements of family members and information regarding Nuveen Mutual Fund shares held in accounts with other financial advisors. You or your financial advisor must notify the Distributor at the time of each purchase if you are eligible for any of these programs. The Fund may modify or discontinue these programs at any time.

Fund shares may be purchased on any business day, which is any day the New York Stock Exchange (the “NYSE”) is open for business. Generally, the NYSE is closed on weekends and national holidays. The share price you pay depends on when the Distributor receives your order and on the share class you are purchasing. Orders received before the close of trading on a business day (normally, 4:00 p.m. New York time) will receive that day’s closing share price; otherwise, you will receive the next business day’s price.

You may purchase Fund shares (1) through a financial advisor or (2) directly from the Fund.

Through a Financial Advisor

You may buy shares through your financial advisor, who can handle all the details for you, including opening a new account. Financial advisors can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisors generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an ongoing basis to help assure your investments continue to meet your needs as circumstances change. Financial advisors (including brokers or agents) are paid for providing ongoing investment advice and services, either from Fund sales charges and fees or by charging you a separate fee in lieu of a sales charge.

Financial advisors or other dealer firms may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this prospectus and the statement of additional information. Your dealer will provide you with specific information about any processing or service fees you will be charged. Shares you purchase through your financial advisor or other intermediary will normally be held with that firm. For more information, please contact your financial advisor.

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Directly from the Fund

Eligible investors may purchase shares directly from the Fund.

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By wire. You can purchase shares by making a wire transfer from your bank. Before making an initial investment by wire, you must submit a new account form to the Fund. After receiving your form, a service representative will contact you with your account number and wiring instructions. Your order will be priced at the next closing share price based on the share class of the Fund, calculated after the Fund’s custodian receives your payment by wire. Wired funds must be received prior to 4:00 p.m. New York time to be eligible for same day pricing. Neither the Fund nor the transfer agent is responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions. Before making any additional purchases by wire, you should call Nuveen Investor Services at (800) 257-8787. You cannot purchase shares by wire on days when federally chartered banks are closed.

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By mail. You may open an account directly with the Fund and buy shares by completing an application and mailing it along with your check to: Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. Applications may be obtained at www.nuveen.com or by calling (800) 257-8787. No third party checks will be accepted.

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the post office box above, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Fund.

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On-line. Existing shareholders with direct accounts may process certain account transactions on-line. You may purchase additional shares or exchange shares between existing, identically registered direct accounts. You can also look up your account balance, history and dividend information, as well as order duplicate account statements and tax forms from the Fund’s website. To access your account, click the “Individual Investors” link on www.nuveen.com and then choose “Account Access” under the “Resources” tab. The system will walk you through the log-in process. To purchase shares on-line, you must have established Fund Direct privileges on your account prior to the requested transaction. See “Special Services—Fund Direct” below.

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By telephone. Existing shareholders with direct accounts may also process account transactions via the Fund’s automated information line. Simply call (800) 257-8787, press 1 for mutual funds and the voice menu will walk you through the process. To purchase shares by telephone, you must have established Fund Direct privileges on your account prior to the requested transaction. See “Special Services—Fund Direct” below.

To help make your investing with us easy and efficient, we offer you the following services at no extra cost. Your financial advisor can help you complete the forms for these services, or you can call Nuveen Investor Services at (800) 257-8787 for copies of the necessary forms.

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Systematic Investing

Once you have opened an account satisfying the applicable investment minimum, systematic investing allows you to make regular additional investments through automatic deductions from your bank account, directly from your paycheck or from exchanging shares from another mutual fund account. The minimum automatic deduction is $100 per month. There is no charge to participate in the Fund’s systematic investment plan. You can stop the deductions at any time by notifying the Fund in writing.

•	From your bank account. You can make systematic investments of $100 or more per month by authorizing the Fund to draw pre-authorized checks on your bank account.

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From your paycheck. With your employer’s consent, you can make systematic investments each pay period (collectively meeting the monthly minimum of $100) by authorizing your employer to deduct monies from your paycheck.

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Systematic exchanging. You can make systematic investments by authorizing the Distributor to exchange shares from one Nuveen Mutual Fund account into another identically registered Nuveen Mutual Fund account of the same share class.

Systematic Withdrawal

If the value of your Fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank account (see “Fund Direct” below), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application or Account Update Form to participate in the Fund’s systematic withdrawal plan.

You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A or Class C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.

Exchanging Shares

You may exchange Fund shares into an identically registered account for the same class of another Nuveen Mutual Fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may also, under certain limited circumstances, exchange between certain classes of shares of the same fund, subject to the payment of any applicable CDSC. Please consult the statement of additional information for details.

The Fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange. Shareholders will be provided with at least 60 days’ notice of any material revision to or termination of the exchange privilege.

Because an exchange between funds is treated for tax purposes as a purchase and sale, any gain may be subject to tax. An exchange between classes of shares of the same fund may not be considered a taxable event. You should consult your tax advisor about the tax consequences of exchanging your shares.

Section 3    How You Can Buy and Sell Shares

Fund DirectSM

The Fund Direct Program allows you to link your Fund account to your bank account, transfer money electronically between these accounts and perform a variety of account transactions, including purchasing shares by telephone and investing through a systematic investment plan. You may also have dividends, distributions, redemption payments or systematic withdrawal plan payments sent directly to your bank account.

Reinstatement Privilege

If you redeem Fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, any shares purchased pursuant to the reinstatement privilege will not be subject to a CDSC. You may use this reinstatement privilege only once for any redemption.

You may sell (redeem) your shares on any business day, which is any day the NYSE is open for business. You will receive the share price next determined after the Fund has received your properly completed redemption request. Your redemption request must be received before the close of trading on the NYSE (normally, 4:00 p.m. New York time) for you to receive that day’s price. The Fund will normally mail your check the next business day after a redemption request is received, but in no event more than seven days after your request is received. If you are selling shares purchased recently with a check, your redemption proceeds will not be mailed until your check has cleared, which may take up to ten business days from your purchase date.

You may sell your shares (1) through a financial advisor or (2) directly to the Fund.

Through a Financial Advisor

You may sell your shares through your financial advisor, who can prepare the necessary documentation. Your financial advisor may charge for this service.

Directly to the Fund

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By mail. You can sell your shares at any time by sending a written request to the Fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. Your request must include the following information:

•	The Fund’s name;

•	Your name and account number;

•	The dollar or share amount you wish to redeem;

•	The signature of each owner exactly as it appears on the account;

•	The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);

•	The address where you want your redemption proceeds sent (if other than the address of record);

•	Any certificates you have for the shares; and

•	Any required signature guarantees.

Section 3    How You Can Buy and Sell Shares

An Important Note About Telephone Transactions

Although Nuveen Investor Services has certain safeguards and procedures to confirm the identity of callers, it will not be liable for losses resulting from following telephone instructions it reasonably believes to be genuine. Also, you should verify your trade confirmations immediately upon receipt.

After you have established your account, signatures on a written request must be guaranteed if:

•	You would like redemption proceeds payable or sent to any person, address or bank account other than that on record;

•	You have changed the address on the Fund’s records within the last 30 days;

•	Your redemption request is in excess of $50,000; or

•	You are requesting a change in ownership on your account.

Non-financial transactions, including establishing or modifying certain services such as changing bank information on an account, will require a signature guarantee or signature verification from a Medallion Signature Guarantee Program member or other acceptable form of authentication from a financial institution source. In addition to the situations described above, the Fund reserves the right to require a signature guarantee, or another acceptable form of signature verification, in other instances based on the circumstances of a particular situation.

A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange may guarantee signatures. Call your financial intermediary to determine if it has this capability. A notary public is not an acceptable signature guarantor. Proceeds from a written redemption request will be sent to you by check unless another form of payment is requested.

•

On-line. You may redeem shares or exchange shares between existing, identically registered accounts on-line. To access your account, click the “Individual Investors” link on www.nuveen.com and then choose “Account Access” under the “Resources” tab. The system will walk you through the log-in process. On-line redemptions are not available for shares owned in certificate form and, with respect to redemptions where the proceeds are payable by check, may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account.

•

By telephone. If your account is held with the Fund and not in your brokerage account, and you have authorized telephone redemption privileges, call (800) 257-8787 to redeem your shares, press 1 for mutual funds and the voice menu will walk you through the process. Telephone redemptions are not available for shares owned in certificate form and, with respect to redemptions where the proceeds are payable by check, may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record, normally the next business day after the redemption request is received. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account. In this case, the redemption proceeds will be transferred to your bank on the next business day after the redemption request is received. You should contact your bank for further information concerning the timing of the credit of the redemption proceeds in your bank account.

Section 3    How You Can Buy and Sell Shares

Contingent Deferred Sales Charge

If you redeem Class A or Class C shares that are subject to a CDSC, you may be assessed a CDSC upon redemption. When you redeem Class A or Class C shares subject to a CDSC, the Fund will first redeem any shares that are not subject to a CDSC, and then redeem the shares you have owned for the longest period of time, unless you ask the Fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The CDSC holding period is calculated on a monthly basis and begins on the first day of the month in which the purchase was made. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to the Distributor. The CDSC may be waived under certain special circumstances as described in the statement of additional information.

Accounts with Low Balances

The Fund reserves the right to liquidate or assess a low balance fee on any account held directly with the Fund that has a balance that has fallen below the account balance minimum of $1,000 for any reason, including market fluctuations.

If the Fund elects to exercise the right to assess a low balance fee, then annually the Fund will assess a $15 low balance account fee on certain accounts with balances under the account balance minimum that are IRAs, Coverdell Education Savings Accounts or accounts established pursuant to the UTMA or UGMA. At the same time, other accounts with balances under the account balance minimum will be liquidated, with proceeds being mailed to the address of record. Prior to the assessment of any low balance fee or liquidation of low balance accounts, affected shareholders will receive a communication notifying them of the pending action, thereby providing time for shareholders to bring their accounts up to the account balance minimum prior to any fee assessment or account liquidation. You will not be assessed a CDSC if your account is liquidated.

Redemptions In-Kind

The Fund generally pays redemption proceeds in cash. However, if the Fund determines that it would be detrimental to its remaining shareholders to make payment of a redemption order wholly in cash, the Fund may pay a portion of your redemption proceeds in securities or other Fund assets. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities or other assets distributed to you, as well as taxes on any capital gains from that sale.

Section 3    How You Can Buy and Sell Shares

Section 4    General Information

To help you understand the tax implications of investing in the Fund, this section includes important details about how the Fund makes distributions to shareholders. We discuss some other Fund policies as well. Please consult the statement of additional information and your tax advisor for more information about taxes.

Dividends from net investment income, if any, are normally declared and paid annually. Any capital gains are normally distributed at least once each year.

Payment and Reinvestment Options

The Fund automatically reinvests your dividends in additional Fund shares unless you request otherwise. You may request to have your dividends paid to you by check, sent via electronic funds transfer through Automated Clearing House network or reinvested in shares of another Nuveen Mutual Fund. For further information, contact your financial advisor or call Nuveen Investor Services at (800) 257-8787. If you request that your distributions be paid by check but those distributions cannot be delivered because of an incorrect mailing address, or if a distribution check remains uncashed for six months, the undelivered or uncashed distributions and all future distributions will be reinvested in Fund shares at the current net asset value.

Non-U.S. Income Tax Considerations

Investment income that the Fund receives from its non-U.S. investments may be subject to non-U.S. income taxes, which generally will reduce Fund distributions. However, the United States has entered into tax treaties with many non-U.S. countries that may entitle you to certain tax benefits.

Taxes and Tax Reporting

The Fund will make distributions that may be taxed as ordinary income (which may be taxable at different rates, depending on the sources of the distributions) or capital gains (which may be taxable at different rates, depending on the length of time the Fund holds its assets). Distributions from the Fund’s long-term capital gains are generally taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. However, certain ordinary income distributions received from the Fund that are determined to be qualified dividend income may be taxed at tax rates equal to those applicable to long-term capital gains. The tax you pay on a given capital gains distribution depends generally on how long the Fund has held the portfolio securities it sold and not on how long you have owned your Fund shares. Distributions generally do not qualify for a dividends received deduction if you are a corporate shareholder.

Early in each year, you will receive a statement detailing the amount and nature of all distributions that you were paid during the prior year. If you hold your investment at the firm where you purchased your Fund shares, you will receive the statement from that firm. If you hold your shares directly with the Fund, the Distributor will send you the statement. The tax status of your

Section 4    General Information

distributions is the same whether you reinvest them or elect to receive them in cash. The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange of shares between funds is generally the same as a sale.

Please note that if you do not furnish the Fund with your correct Social Security number or employer identification number, you fail to provide certain certifications to the Fund, you fail to certify whether you are a U.S. citizen or a U.S. resident alien, or the Internal Revenue Service notifies the Fund to withhold, federal law requires the Fund to withhold federal income tax from your distributions and redemption proceeds at the applicable withholding rate.

Buying or Selling Shares Close to a Record Date

Buying Fund shares shortly before the record date for a taxable dividend or capital gain distribution is commonly known as “buying the dividend.” The entire distribution may be taxable to you even though a portion of the distribution effectively represents a return of your purchase price.

Non-U.S. Tax Credits

A regulated investment company with more than 50% of the value of its assets in stock or other securities of non-U.S. corporations at the close of a taxable year may, for such taxable year, elect to pass the regulated investment company’s non-U.S. tax credits through to its investors.

Cost Basis Method

You may elect a cost basis method to apply to all existing and future accounts you may establish. The cost basis method you select will determine the order in which shares are redeemed and how your cost basis information is calculated and subsequently reported to you and to the Internal Revenue Service. Please consult your tax advisor to determine which cost basis method best suits your specific situation. If you hold your account directly with the Fund, please contact Nuveen Investor Services at (800) 257-8787 for instructions on how to make your election. If you hold your account with a financial intermediary, please contact that financial intermediary for instructions on how to make your election. If you hold your account directly with the Fund and do not elect a cost basis method, your account will default to the average cost basis method. The average cost basis method calculates cost basis by determining the average price paid for Fund shares that may have been purchased at different times for different prices. Financial intermediaries choose their own default cost basis method.

Distribution and Service Plan

The Distributor serves as the selling agent and distributor of the Fund’s shares. In this capacity, the Distributor manages the offering of the Fund’s shares and is responsible for all sales and promotional activities. In order to reimburse the Distributor for its costs in connection with these activities, including compensation paid to financial intermediaries, the Fund has adopted a distribution and service plan under Rule 12b-1 under the Investment Company Act of 1940, as amended. See “How You Can Buy and Sell Shares—What Share Classes We Offer” for a description of the distribution and service fees paid under this plan.

Under the plan, the Distributor receives a distribution fee for Class C shares primarily for providing compensation to financial intermediaries, including

Section 4    General Information

the Distributor, in connection with the distribution of shares. The Distributor receives a service fee for Class A and Class C shares to compensate financial intermediaries, including the Distributor, for providing ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders. Fees paid under the plan also compensate the Distributor for other expenses, including printing and distributing prospectuses to persons other than shareholders, and preparing, printing, and distributing advertising materials, sales literature and reports to shareholders used in connection with the sale of shares. Because fees paid under the plan are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Long-term holders of Class C shares may pay more in distribution and service fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the Financial Industry Regulatory Authority Conduct Rules.

Other Payments by the Fund

In addition to the distribution and service fees the Fund pays under the plan and fees the Fund pays to its transfer agent, the Distributor or Nuveen Fund Advisors, on behalf of the Fund, may enter into non-plan agreements with financial intermediaries pursuant to which the Fund will pay financial intermediaries for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary or (2) a fixed dollar amount for each account serviced by a financial intermediary. The aggregate amount of these payments may be substantial and may vary significantly among intermediaries.

Other Payments by the Distributor and Nuveen Fund Advisors

In addition to the sales commissions and payments from distribution and service fees made to financial intermediaries as previously described, the Distributor and Nuveen Fund Advisors may from time to time make additional payments, out of their own resources, to certain financial intermediaries that sell shares of Nuveen Mutual Funds in order to promote the sales and retention of Fund shares by those firms and their customers. The amounts of these payments vary by financial intermediary and, with respect to a given firm, are typically calculated by reference to the amount of the firm’s recent gross sales of Nuveen Mutual Fund shares and/or total assets of Nuveen Mutual Funds held by the firm’s customers. The level of payments that the Distributor and/or Nuveen Fund Advisors is willing to provide to a particular financial intermediary may be affected by, among other factors, the firm’s total assets held in and recent net investments into Nuveen Mutual Funds, the firm’s level of participation in Nuveen Mutual Fund sales and marketing programs, the firm’s compensation program for its registered representatives who sell Nuveen Mutual Fund shares and provide services to Nuveen Mutual Fund shareholders, and the asset class of the Nuveen Mutual Funds for which these payments are provided. The statement of additional information contains additional information about these payments, including the names of the firms to which payments are made. The Distributor may also make payments to financial intermediaries in connection with sales meetings, due diligence meetings, prospecting seminars and other meetings at which the Distributor promotes its products and services.

Section 4    General Information

In connection with the availability of Nuveen Mutual Funds within selected mutual fund no-transaction fee institutional platforms and fee-based wrap programs at certain financial intermediaries, the Distributor and Nuveen Fund Advisors also make payments out of their own assets to those firms as compensation for certain recordkeeping, shareholder communications and other account administration services provided to Nuveen Mutual Fund shareholders who own their Fund shares through these platforms or programs. These payments are in addition to the service fee and any applicable sub-transfer agency or similar fees paid to these firms with respect to these services by the Nuveen Mutual Funds out of Fund assets.

The amounts of payments to a financial intermediary could be significant, and may create an incentive for the intermediary or its representatives to recommend or offer shares of the Fund to you. The intermediary may elevate the prominence or profile of the Fund within the intermediary’s organization by, for example, placing the Fund on a list of preferred or recommended funds and/or granting the Distributor and/or its affiliates preferential or enhanced opportunities to promote the Fund in various ways within the intermediary’s organization.

The price you pay for your shares or the amount you receive upon redemption of your shares is based on the Fund’s net asset value per share, which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business. The Fund’s latest net asset value per share is available on the Fund’s website at www.nuveen.com. Net asset value is calculated for each class of the Fund by taking the value of the class’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share.

In determining net asset value, portfolio instruments generally are valued using prices provided by independent pricing services or obtained from other sources, such as broker-dealer quotations. Exchange-traded instruments generally are valued at the last reported sales price or official closing price on an exchange, if available. Independent pricing services typically value non-exchange-traded instruments utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows, and transactions for comparable instruments. In pricing certain instruments, the pricing services may consider information about an instrument’s issuer or market activity provided by the Fund’s investment adviser or sub-adviser. Non-U.S. securities and currency are valued in U.S. dollars based on non-U.S. currency exchange rate quotations supplied by an independent quotation service.

For non-U.S. traded securities whose principal local markets close before the close of the NYSE, the Fund may adjust the local closing price based upon such factors as developments in non-U.S. markets, the performance of U.S. securities markets and the performance of instruments trading in U.S. markets that represent non-U.S. securities. The Fund may rely on an independent fair valuation service in making any such fair value determinations. If the Fund holds portfolio instruments that are primarily listed on non-U.S. exchanges, the value of such instruments may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

Section 4    General Information

If a price cannot be obtained from a pricing service or other pre-approved source, or if, in the judgment of Nuveen Fund Advisors, a price is unreliable, a portfolio instrument will be valued at its fair value as determined in good faith by the Board of Trustees or its appointee. Nuveen Fund Advisors may determine that a price is unreliable in various circumstances. For example, a price may be deemed unreliable if it has not changed for an identified period of time, or has changed from the previous day’s price by more than a threshold amount, and recent transactions and/or broker dealer price quotations differ materially from the price in question.

The Board of Trustees has adopted valuation procedures for the Fund and has appointed the day-to-day responsibility for fair value determinations to Nuveen Fund Advisors’ Valuation Committee. All fair value determinations made by the Valuation Committee are subject to review and ratification by the Board of Trustees. As a general principle, the fair value of a portfolio instrument is the amount that an owner might reasonably expect to receive upon the instrument’s current sale. A range of factors and analysis may be considered when determining fair value, including relevant market data, interest rates, credit considerations and/or issuer specific news. However, fair valuation involves subjective judgments and it is possible that the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

The Fund is intended for long-term investment and should not be used for excessive trading. Excessive trading in the Fund’s shares can disrupt portfolio management, lead to higher operating costs, and cause other operating inefficiencies for the Fund. However, the Fund is also mindful that shareholders may have valid reasons for periodically purchasing and redeeming Fund shares.

Accordingly, the Fund has adopted a Frequent Trading Policy that seeks to balance the Fund’s need to prevent excessive trading in Fund shares while offering investors the flexibility in managing their financial affairs to make periodic purchases and redemptions of Fund shares.

The Fund’s Frequent Trading Policy generally limits an investor to two “round trip” trades in a 60-day period. A “round trip” is the purchase and subsequent redemption of Fund shares, including by exchange. Each side of a round trip may be comprised of either a single transaction or a series of closely-spaced transactions.

The Fund primarily receives share purchase and redemption orders through third-party financial intermediaries, some of whom rely on the use of omnibus accounts. An omnibus account typically includes multiple investors and provides the Fund only with a net purchase or redemption amount on any given day where multiple purchases, redemptions and exchanges of shares occur in the account. The identity of individual purchasers, redeemers and exchangers whose orders are aggregated in omnibus accounts, and the size of their orders, will generally not be known by the Fund. Despite the Fund’s efforts to detect and prevent frequent trading, the Fund may be unable to identify frequent trading because the netting effect in omnibus accounts often makes it more difficult to identify frequent traders. The Distributor has entered into agreements with financial intermediaries that maintain omnibus accounts with the Fund’s transfer agent. Under the terms

Section 4    General Information

of these agreements, the financial intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent frequent trading in the Fund through such accounts. Pursuant to these agreements, financial intermediaries may disclose to the Fund an investor’s taxpayer identification number and a record of the investor’s transactions at the request of the Fund. Technical limitations in operational systems at such intermediaries or at the Distributor may also limit the Fund’s ability to detect and prevent frequent trading. In addition, the Fund may permit certain financial intermediaries, including broker-dealer and retirement plan administrators, among others, to enforce their own internal policies and procedures concerning frequent trading. Such policies may differ from the Fund’s Frequent Trading Policy and may be approved for use in instances where the Fund reasonably believes that the intermediary’s policies and procedures effectively discourage inappropriate trading activity. Shareholders holding their accounts with such intermediaries may wish to contact the intermediary for information regarding its frequent trading policy. Although the Fund does not knowingly permit frequent trading, it cannot guarantee that it will be able to identify and restrict all frequent trading activity.

The Fund reserves the right in its sole discretion to waive unintentional or minor violations (including transactions below certain dollar thresholds) if it determines that doing so would not harm the interests of Fund shareholders. In addition, certain categories of redemptions may be excluded from the application of the Frequent Trading Policy, as described in more detail in the statement of additional information. These include, among others, redemptions pursuant to systematic withdrawal plans, redemptions in connection with the total disability or death of the investor, involuntary redemptions by operation of law, redemptions in payment of account or plan fees, and certain redemptions by retirement plans, including redemptions in connection with qualifying loans or hardship withdrawals, termination of plan participation, return of excess contributions, and required minimum distributions. The Fund may also modify or suspend the Frequent Trading Policy without notice during periods of market stress or other unusual circumstances.

The Fund reserves the right to impose restrictions on purchases or exchanges that are more restrictive than those stated above if it determines, in its sole discretion, that a transaction or a series of transactions involves market timing or excessive trading that may be detrimental to Fund shareholders. The Fund also reserves the right to reject any purchase order, including exchange purchases, for any reason. For example, the Fund may refuse purchase orders if the Fund would be unable to invest the proceeds from the purchase order in accordance with the Fund’s investment policies and/or objective, or if the Fund would be adversely affected by the size of the transaction, the frequency of trading in the account or various other factors. For more information about the Fund’s Frequent Trading Policy and its enforcement, see “Purchase and Redemption of Fund Shares—Frequent Trading Policy” in the statement of additional information.

The custodian of the assets of the Fund is U.S. Bank National Association (“U.S. Bank”), 1555 North RiverCenter Drive, Suite 302, Milwaukee, WI 53202. The Fund’s transfer, shareholder services and dividend paying agent,

Section 4    General Information

Boston Financial Data Services, Inc. (“BFDS”), 2000 Crown Colony Drive, Quincy, MA 02169, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts. U.S. Bank and BFDS maintain certain books and records of the Fund at their respective locations.

Section 4    General Information

Section 5    Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the life of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The information for the most recent fiscal period has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

Nuveen Global Tactical Opportunities Plus Fund

Class (Commencement Date)		Investment Operations			Less Distributions					Ratios/Supplemental Data
	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV	Total Return(b)	Ending Net Assets (000)	Ratios of Expenses to Average Net Assets(c)(e)		Ratios of Net Investment Income (Loss) to Average Net Assets(c)		Portfolio Turnover Rate(f)

Class A (9/13)
Year Ended 9/30
2014(g)	$20.00	$.39	$(.04)	$.35	$—	$—	$—	$20.35	1.75%	$25	1.32	%**	2.11	%**	85%
Year Ended 10/31:
2013(d)	20.00	(.01)	.01	—	—	—	—	20.00	—	25	1.32	%**	(.45	)%**	10

Class C (9/13)
Year Ended 9/30
2014(g)	19.99	.25	(.04)	.21	—	—	—	20.20	1.05	25	2.07	**	1.36	**	85
Year Ended 10/31:
2013(d)	20.00	(.02)	.01	(.01)	—	—	—	19.99	(.05)	25	2.07	**	(1.18	)**	10

Class I (9/13)
Year Ended 9/30
2014(g)	20.01	.44	(.05)	.39	—	—	—	20.40	1.95	3,009	1.07	**	2.36	**	85
Year Ended 10/31:
2013(d)	20.00	— *	.01	.01	—	—	—	20.01	.05	2,951	1.07	**	(.18	)**	10

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)	Total Return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total Return is not annualized.

(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.

(d)	For the period September 26, 2013 (commencement of operations) through October 31, 2013.

(e)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the exchange-traded funds in which the Fund invests. These exchange-traded fund fees and expenses are not reflected in the expense ratios. Because the exchange-traded funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions, in the most recent shareholder report) divided by the average long-term market value during the period.

(g)	For the eleven months ended September 30, 2014.

*	Rounds to less than $.01 per share.

**	Annualized.

Section 5    Financial Highlights

Nuveen Mutual Funds

Nuveen offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by category.

Municipal-National

All-American Municipal Bond

High Yield Municipal Bond

Inflation Protected Municipal Bond

Intermediate Duration Municipal Bond

Limited Term Municipal Bond

Short Duration High Yield Municipal Bond

Short Term Municipal Bond

Strategic Municipal Opportunities

Municipal-State

Arizona Municipal Bond

California High Yield Municipal Bond

California Municipal Bond

Colorado Municipal Bond

Connecticut Municipal Bond

Georgia Municipal Bond

Kansas Municipal Bond

Kentucky Municipal Bond

Louisiana Municipal Bond

Maryland Municipal Bond

Massachusetts Municipal Bond

Michigan Municipal Bond

Minnesota Intermediate Municipal Bond

Minnesota Municipal Bond

Missouri Municipal Bond

Nebraska Municipal Bond

New Jersey Municipal Bond

New Mexico Municipal Bond

New York Municipal Bond

North Carolina Municipal Bond

Ohio Municipal Bond

Municipal-State (continued)

Oregon Intermediate Municipal Bond

Pennsylvania Municipal Bond

Tennessee Municipal Bond

Virginia Municipal Bond

Wisconsin Municipal Bond

Taxable Fixed Income

Core Bond

Core Plus Bond

Global Total Return Bond

High Income Bond

Inflation Protected Securities

Intermediate Government Bond

NWQ Flexible Income

Preferred Securities

Short Term Bond

Strategic Income

Symphony Credit Opportunities

Symphony Floating Rate Income

Symphony High Yield Bond

U.S. Infrastructure Income

Global/International

Global Growth

International Growth

NWQ Global Equity

NWQ Global Equity Income

Santa Barbara Global Dividend Growth

Santa Barbara International Dividend Growth

Symphony International Equity

Global/International (continued)

Tradewinds Emerging Markets

Tradewinds Global All-Cap

Tradewinds International Value

Tradewinds Japan

Value

Dividend Value

Large Cap Value

Mid Cap Value

NWQ Large-Cap Value

NWQ Multi-Cap Value

NWQ Small-Cap Value

NWQ Small/Mid-Cap Value

Small Cap Value

Tradewinds Value Opportunities

Growth

Growth

Large Cap Growth

Large Cap Growth Opportunities

Mid Cap Growth Opportunities

Small Cap Growth Opportunities

Symphony Large-Cap Growth

Winslow Large-Cap Growth

Core

Concentrated Core

Core Dividend

Large Cap Core

Large Cap Core Plus

Large Cap Select

Santa Barbara Dividend Growth

Small Cap Select

Core (continued)

Symphony Low Volatility Equity

Symphony Mid-Cap Core

Symphony Small Cap Core

Real Assets

Global Infrastructure

Gresham Diversified Commodity Strategy

Real Asset Income

Real Estate Securities

Asset Allocation

Intelligent Risk Conservative Allocation

Intelligent Risk Growth Allocation

Intelligent Risk Moderate Allocation

Strategy Aggressive Growth Allocation

Strategy Balanced Allocation

Strategy Conservative Allocation

Strategy Growth Allocation

Index

Equity Index

Mid Cap Index

Small Cap Index

Alternative Strategies

Equity Long/Short

Equity Market Neutral

Gresham Long/Short Commodity Strategy

Symphony Dynamic Credit

Symphony Dynamic Equity

Tactical Market Opportunities

Several additional sources of information are available to you, including the codes of ethics adopted by the Fund, Nuveen Investments, Nuveen Fund Advisors and Nuveen Asset Management. The statement of additional information, incorporated by reference into this prospectus, contains detailed information on the policies and operation of the Fund included in this prospectus. Additional information about the Fund’s investments is available in the annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund’s most recent statement of additional information, annual and semi-annual reports and certain other information are available, free of charge, by calling Nuveen Investor Services at (800) 257-8787, on the Fund’s website at www.nuveen.com, or through your financial advisor. Shareholders may call the toll free number above with any inquiries.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 551-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street, NE, Washington, D.C. 20549-1520. The SEC may charge a copying fee for this information.

The Fund is a series of Nuveen Investment Trust, whose Investment Company Act file number is 811-07619.

Distributed by

Nuveen Securities, LLC

333 West Wacker Drive

Chicago, Illinois 60606

(800) 257-8787

www.nuveen.com

MPR-GTOPSP-0115P

January 30, 2015

Nuveen Global Tactical Opportunities Plus Fund

Ticker Symbols: Class A—NTPAX, Class C—NTPCX, Class I—NTPIX

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI relates to, and should be read in conjunction with, the Prospectus dated January 30, 2015 for Nuveen Global Tactical Opportunities Plus Fund (the “Fund”), a series of Nuveen Investment Trust. A Prospectus may be obtained without charge from certain securities representatives, banks and other financial institutions that have entered into sales agreements with Nuveen Securities, LLC (the “Distributor”), or from the Fund, by written request to Nuveen Global Tactical Opportunities Plus Fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530, or by calling (800) 257-8787.

The audited financial statements for the Fund’s most recent fiscal period appear in the Fund’s Annual Report dated September 30, 2014, which is incorporated herein by reference and is available without charge by calling (800) 257-8787.

GENERAL INFORMATION

The Fund is a diversified series of Nuveen Investment Trust (the “Trust”), an open-end management investment company organized as a Massachusetts business trust on May 6, 1996. Each series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets, with its own objective and policies. Currently, 20 series of the Trust are authorized and outstanding. The Fund’s investment adviser is Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”). The Fund’s sub-adviser is Nuveen Asset Management, LLC (“Nuveen Asset Management” or the “Sub-Adviser”).

Certain matters under the Investment Company Act of 1940, as amended (the “1940 Act”), which must be submitted to a vote of the holders of the outstanding voting securities of a series, shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting shares of each series affected by such matter.

INVESTMENT RESTRICTIONS

The investment objective and certain investment policies of the Fund are described in the Prospectus for the Fund. The Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the Fund’s outstanding voting shares:

(1) Concentrate its investments in a particular industry, as the term “concentrate” is used in the 1940 Act.

(2) Borrow money, except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

(3) Issue senior securities, except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

(4) Act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

(5) Make loans, except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

(6) Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments; but this restriction shall not prohibit the Fund from investing in options on commodity indices, commodity futures contracts and options thereon, commodity-related swap agreements, other commodity-related derivative instruments, and investment companies that provide exposure to commodities.

(7) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments; but this restriction shall not prevent the Fund from purchasing or selling securities or other instruments backed by real estate or interests therein or of issuers engaged in real estate activities.

(8) Make any investment inconsistent with the Fund’s classification as a diversified company under the 1940 Act.

Except with respect to the limitation set forth in number (2) above, the foregoing restrictions and limitations will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

With respect to the limitation in number (1) above, the 1940 Act does not define what constitutes “concentration” in an industry. The Securities and Exchange Commission staff has taken the position that investment of 25% or more of a fund’s net assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change. The limitation in number (1) will be interpreted to refer to concentration as that term may be interpreted from time to time. The limitation also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. This limitation also does not place a limit on investment in issuers domiciled in a single jurisdiction or country.

For purposes of applying the limitation set forth in number (1) above, to the extent that the income from a municipal bond is derived from a specific project, the securities will be deemed to be from the industry of that project and subject to the concentration limitation.

Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank.

For purposes of applying the limitations set forth in numbers (2)and (3) above, under the 1940 Act as currently in effect, the Fund is not permitted to issue senior securities, except that the Fund may borrow from any bank if immediately after such borrowing the value of the Fund’s total assets is at least 300% of the principal amount of all of the Fund’s borrowings (i.e., the principal amount of the borrowings may not exceed 33 1/3% of the Fund’s total assets). In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three calendar days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowing shall be at least 300%.

For purposes of applying the limitation set forth in number (5) above, there are no limitations with respect to unsecured loans made by the Fund to an unaffiliated party. However, if the Fund loans its portfolio securities, the obligation on the part of the Fund to return collateral upon termination of the loan could be deemed to involve the issuance of a senior security within the meaning of Section 18(f) of the 1940 Act. In order to avoid violation of Section 18(f), the Fund may not make a loan of portfolio securities if, as a result, more than one-third of its total asset value (at market value computed at the time of making a loan) would be on loan.

With respect to the limitation in number (8) above, the Fund is currently classified as a diversified fund under the 1940 Act. This means that the Fund may not purchase securities of an issuer (other than (i) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, (ii) repurchase agreements fully collateralized by U.S. government securities, or (iii) securities issued by other investment companies) if, with respect to 75% of its total assets, (i) more than 5% of the Fund’s total assets would be invested in securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of total assets, the Fund can invest more than 5% of its assets in one issuer.

The foregoing fundamental investment policies cannot be changed without approval by holders of a “majority of the Fund’s outstanding voting shares.” As defined in the 1940 Act, this means the vote of (i) 67% or more of the Fund’s shares present at a meeting, if the holders of more than 50% of the Fund’s shares are present or represented by proxy, or (ii) more than 50% of the Fund’s shares, whichever is less.

In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. The Fund may not:

(1) Invest in illiquid securities if, as a result of such investment, more than 15% of the Fund’s net assets would be invested in illiquid securities.

(2) Acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1) of the 1940 Act.

For purposes of number (1) above, “illiquid securities” will have the same meaning as given in guidance provided by the staff of the Securities and Exchange Commission (“SEC”).

INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Fund’s investment objective, principal investment strategies, policies and techniques that appears in the Prospectus for the Fund. Additional information concerning principal investment strategies of the Fund, and other investment strategies that may be used by the Fund, is set forth below in alphabetical order. Additional information concerning the Fund’s investment restrictions is set forth above under “Investment Restrictions.”

If a percentage limitation on investments by the Fund stated in this SAI or the Prospectus is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in asset value will not be deemed to violate the limitation except in the case of the limitations on borrowing. To the extent the Fund is limited to investing in securities with specified ratings or of a certain credit quality, the Fund is not required to sell a security if its rating is reduced or its credit quality declines after purchase, but may consider doing so. Descriptions of the rating categories of Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”), Fitch, Inc. (“Fitch”) and Moody’s Investors Service, Inc. (“Moody’s”) are contained in Appendix A.

References in this section to the Adviser also apply, to the extent applicable, to the Sub-Adviser of the Fund.

Asset Coverage Requirements

To the extent required by SEC guidelines, the Fund will only engage in transactions that expose it to an obligation to another party if it owns either (a) an offsetting position for the same type of financial asset or (b) cash or liquid securities, designated on the Fund’s books or held in a segregated account, with a value sufficient at all times to cover its potential obligations not covered as provided in (a). Examples of transactions governed by these asset coverage requirements include, for example, short sales, options, futures contracts and options on futures contracts, forward currency contracts, swaps and when-issued and delayed delivery transactions. Assets used as offsetting positions, designated on the Fund’s books, or held in a segregated account cannot be sold while the positions requiring cover are open unless replaced with other appropriate assets. As a result, the commitment of a large portion of assets to be used as offsetting positions or to be designated or segregated in such a manner could impede portfolio management or the ability to meet redemption requests or other current obligations.

In the case of futures contracts or forward contracts that are not contractually required to cash settle, the Fund must set aside liquid assets equal to such contracts’ full notional value (generally, the total numerical value of the asset underlying a future or forward contract at the time of valuation) while the positions are open. With respect to futures contracts or forward contracts that are contractually required to cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily mark-to-market net obligation (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. By setting aside assets equal to only its net obligations under cash-settled futures and forward contracts, the Fund may employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts.

Commodity-Linked Securities

The Fund may invest in commodity-linked exchange-traded funds (“ETFs”) and derivative securities, which are designed to provide investment exposure to commodities without direct investment in physical commodities or commodities futures contracts. Commodities to which the Fund may gain exposure include assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties. The Fund may invest in securities that give it exposure to various commodities and commodity sectors. The value of commodity-linked securities held by the Fund may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments.

The prices of commodity-linked securities may move in different directions than investments in traditional equity and debt securities. For example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked securities have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits.

Derivatives

The Fund may use derivative instruments as described below. Generally, a derivative is a financial contract the value of which depends upon, or is derived from, the value of an underlying asset, reference rate or index. Derivatives generally take the form of contracts under which the parties agree to payments between them based upon the performance of a wide variety of underlying references, such as stocks, bonds, loans, commodities, interest rates, currency exchange rates, and various domestic and foreign indices.

The Fund may use derivatives for a variety of reasons, including as a substitute for investing directly in securities, as part of a hedging strategy (that is, for the purpose of reducing risk to the Fund), or for other purposes related to the management of the Fund. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives could have a large impact on the Fund’s performance.

While transactions in some derivatives may be effected on established exchanges, many other derivatives are privately negotiated and entered into in the over-the-counter (“OTC”) market with a single counterparty. When exchange-traded derivatives are purchased and sold, a clearing agency associated with the exchange stands between each buyer and seller and effectively guarantees performance of each contract, either on a limited basis through a guaranty fund or to the full extent of the clearing agency’s balance sheet. Transactions in OTC derivatives not subject to a clearing requirement have no such protection. Each party to an uncleared OTC derivative bears the risk that its direct counterparty will default. In addition, OTC derivatives are generally less liquid than exchange-traded derivatives because they often can only be closed out with the other party to the transaction.

The use of derivative instruments is subject to applicable regulations of the SEC, the Commodity Futures Trading Commission (”CFTC”), various state regulatory authorities and, with respect to exchange-traded derivatives, the several exchanges upon which they are traded. As discussed above under “Asset Coverage Requirements,” in order to engage in certain transactions in derivatives, the Fund may be required to hold offsetting positions or to hold cash or liquid securities in a segregated account or designated on the Fund’s books. In addition, the Fund’s ability to use derivative instruments may be limited by tax considerations.

The particular derivative instruments the Fund can use are described below. The Fund’s portfolio managers may decide not to employ some or all of these instruments, and there is no assurance that any derivatives strategy used by the Fund will succeed. The Fund may employ new derivative instruments and strategies when they are developed, if those investment methods are consistent with the Fund’s investment objective and are permissible under applicable regulations governing the Fund.

Options Transactions

The Fund may purchase put and call options on specific securities (including groups or “baskets” of specific securities), interest rates, stock indices, bond indices and/or foreign currencies. In addition, the Fund may write put and call options on such financial instruments.

Options on Securities. The Fund may purchase put and call options on securities. A put option on a security gives the purchaser of the option the right (but not the obligation) to sell, and the writer of the option the obligation to buy, the underlying security at a stated price (the “exercise price”) at any time before the option expires. A call option on a security gives the purchaser the right (but not the obligation) to buy, and the writer the obligation to sell, the underlying security at the exercise price at any time before the option expires. The purchase price for a put or call option is the “premium” paid by the purchaser for the right to sell or buy.

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund would reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. In similar fashion, the Fund may purchase call options to protect against an increase in the price of securities that the Fund anticipates purchasing in the future, a practice sometimes referred to as “anticipatory hedging.” The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire unexercised.

Options on Interest Rates and Indices. The Fund may purchase put and call options on interest rates and on stock and bond indices. An option on interest rates or on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing value of the underlying interest rate or index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the exercise-settlement value of the interest rate option or the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the “multiplier”). The writer of the option is obligated, for the premium received, to make delivery of this amount. Settlements for interest rate and index options are always in cash.

Options on Currencies. The Fund may purchase put and call options on foreign currencies. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options at any time prior to expiration.

A foreign currency call option rises in value if the underlying currency appreciates. Conversely, a foreign currency put option rises in value if the underlying currency depreciates. While purchasing a foreign currency option may protect the Fund against an adverse movement in the value of a foreign currency, it would limit the gain which might result from a favorable movement in the value of the currency. For example, if the Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. In such an event, however, the amount of the Fund’s gain would be offset in part by the premium paid for the option. Similarly, if the Fund entered into a contract to purchase a security denominated in a foreign currency and purchased a foreign currency call to hedge against a rise in the value of the currency between the date of purchase and the settlement date, the Fund would not need to exercise its call if the currency instead depreciated in value. In such a case, the Fund could acquire the amount of foreign currency needed for settlement in the spot market at a lower price than the exercise price of the option.

Writing Options. The Fund may write (sell) put and call options. These transactions would be undertaken principally to produce additional income. The Fund receives a premium from writing options which it retains whether or not the option is exercised. The Fund may write straddles consisting of a combination of a call and a put written on the same underlying instrument.

The Fund will write a call on a security only if (a) the Fund owns the security underlying the call, (b) the Fund has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other liquid assets in such amount are segregated), or (c) the Fund holds a call on the same security where the exercise price of the call is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated liquid assets.

The Fund will write a call option on an index only if (a) the Fund segregates liquid assets in an amount equal to the contract value of the index, or (b) the Fund holds a call on the index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated liquid assets.

The Fund will write a put option on a security or index only if (a) the Fund segregates liquid assets equal to the exercise price or (b) the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated liquid assets.

When the Fund writes a straddle, sufficient assets will be segregated to meet the Fund’s immediate obligations. The Fund may segregate the same liquid assets for both the call and put options in a straddle where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Expiration or Exercise of Options. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. If an option written by the Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security, or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

Futures

The Fund may engage in futures transactions. The Fund may buy and sell futures contracts that relate to (1) interest rates, (2) debt securities, (3) bond indices, (4) foreign currencies, (5) stock indices, and (6) individual stocks. The Fund may only enter into futures contracts which are standardized and traded on a U.S. or foreign exchange, board of trade or similar entity, or quoted on an automated quotation system.

A futures contract is an agreement between two parties to buy and sell a security, index or interest rate (each a “financial instrument”) for a set price on a future date. Certain futures contracts, such as futures contracts relating to individual securities, call for making or taking delivery of the underlying financial instrument. However, these contracts generally are closed out before delivery by entering into an offsetting purchase or sale of a matching futures contract. Other futures contracts, such as futures contracts on interest rates and indices, do not call for making or taking delivery of the underlying financial instrument, but rather are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the financial instrument at the close of the last trading day of the contract and the price at which the contract was originally written. These contracts also may be settled by entering into an offsetting futures contract.

Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with its futures broker (also known as a futures commission merchant (“FCM”)) an amount of cash or securities equal to a specified percentage of the contract amount. This amount is known as initial margin. The margin deposit is intended to ensure completion of the contract. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, FCMs may establish margin deposit requirements that are higher than the exchange minimums. Cash held as margin is generally invested by the FCM in high-quality instruments permitted under CFTC regulations, with returns retained by the FCM and interest paid to the Fund on the cash at an agreed-upon rate. The Fund will also receive any interest paid from coupon-bearing securities, such as Treasury securities, held in margin accounts. Subsequent payments to and from the FCM, called variation margin, will be made on a daily basis as the price of the underlying financial instrument fluctuates, making the futures contract more or less valuable, a process known as marking the contract to market. Changes in variation margin are recorded by the Fund as unrealized gains or losses. At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position that will operate to terminate its position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a gain or loss. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to the return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund. Futures transactions also involve brokerage costs.

Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Commodity Futures Contracts. The Fund may invest in commodity futures contracts. Commodity futures contracts are generally based upon commodities within the six principal commodity groups: energy, industrial metals, agriculture, precious metals, foods and fibers, and livestock. The price of a commodity futures contract will reflect the storage costs of purchasing the physical commodity. These storage costs include the time value of money invested in the physical commodity plus the actual costs of storing the commodity less any benefits from ownership of the physical commodity that are not obtained by the holder of a futures contract (this is sometimes referred to as the “convenience yield”). To the extent that these storage costs change for an underlying commodity while the Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

The commodities which underlie commodity futures contracts are subject to economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject the Fund’s investments to greater volatility than investments in traditional securities.

VIX Futures. The Fund may buy and sell futures contracts that track the level of the Chicago Board Options Exchange (“CBOE”) Volatility Index (“VIX”). The CBOE Volatility Index is based upon the prices of options on the S&P 500 Index that are listed on the CBOE, and is designed to reflect investors’ projection of future (30-day) stock market volatility. The value of VIX futures is dependent on the movements in the expected volatility of stock prices; it is not dependent on the direction of stock prices. Thus, VIX futures provide a way for the Fund to seek to either hedge certain of its portfolio positions or to profit by correctly forecasting the future volatility in the stock market.

Options on Futures

The Fund may also purchase or write put and call options on futures contracts. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures option may be closed out by an offsetting purchase or sale of a futures option of the same series.

The Fund may use options on futures contracts in connection with hedging strategies. The writing of a call option or the purchasing of a put option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund’s holdings of securities. If the futures price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged. Writing a put option or purchasing a call option on a futures contract serves as a partial hedge against an increase in the value of the securities the Fund intends to acquire.

When writing a call option, the Fund must either segregate liquid assets with a value equal to the fluctuating value market value of the optioned futures contract, or the Fund must own an option to purchase the same futures contract having an exercise price that is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated liquid assets.

When writing a put option, the Fund must segregate liquid assets in an amount not less than the exercise price, or own a put option on the same futures contract where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated liquid assets.

As with investments in futures contracts, the Fund is required to deposit and maintain margin with respect to put and call options on futures contracts written by it.

Forward Currency Contracts and other Foreign Currency Transactions

The Fund may enter into forward currency contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward currency contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange. Because forward contracts are not traded on an exchange, the Fund is subject to the credit and performance risk of the counterparties to such contracts.

The following, among others, are types of currency management strategies involving forward contracts that may be used by the Fund. The Fund also may use currency futures contracts and options thereon, put and call options on foreign currencies and currency swaps for the same purposes.

Transaction Hedges. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign currency, the Fund might wish to lock in the U.S. dollar price of the security or the U.S. dollar equivalent of the dividend payments. To do so, the Fund could enter into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction at a fixed amount of U.S. dollars per unit of the foreign currency. This is known as a “transaction hedge.” A transaction hedge will protect the Fund against a loss from an adverse change in the currency exchange rate during the period between the date on which the security is purchased or sold or on which the payment is declared, and the date on which the payment is made or received. Forward contracts to purchase or sell a foreign currency may also be used by the Fund in anticipation of future purchases or sales of securities denominated in a foreign currency, even if the specific investments have not yet been selected by the Sub-Adviser. This strategy is sometimes referred to as “anticipatory hedging.”

Position Hedges. The Fund could also use forward contracts to lock in the U.S. dollar value of portfolio positions. This is known as a “position hedge.” When the Fund believes that a foreign currency might suffer a substantial decline against the U.S. dollar, it could enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in that foreign currency. When the Fund believes that the U.S. dollar might suffer a substantial decline against a foreign currency, it could enter into a forward contract to buy that foreign currency for a fixed dollar amount. Alternatively, the Fund could enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount if the Fund’s portfolio manager believes that the U.S. dollar value of that foreign currency will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated. This is referred to as a “cross hedge.”

Shifting Currency Exposure. The Fund may also enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to foreign currency or from one foreign currency to another foreign currency. This strategy tends to limit exposure to the currency sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another currency.

Swap Transactions

The Fund may enter into interest rate, currency, total return and credit default swap agreements and interest rate caps, floors and collars. The Fund may also enter into options on the foregoing types of swap agreements (“swap options”).

The Fund may enter into swap transactions for any purpose consistent with its investment objectives and strategies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against an increase in the price of securities the Fund anticipates purchasing at a later date, to reduce risk arising from the ownership of a particular instrument, or to gain exposure to certain securities, reference rates, sectors or markets.

Swap agreements are two party contracts entered into primarily by institutional investors for a specified period of time. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined asset, reference rate or index. The gross returns to be exchanged or swapped between the parties are generally calculated with respect to a notional amount, e.g., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a basket of securities representing a particular index. The notional amount of the swap agreement generally is only used as a basis upon which to calculate the obligations that the parties to the swap agreement have agreed to exchange. The Fund’s current obligations under a net swap agreement will be accrued daily (offset against any amounts owed to the Fund) and the Fund will segregate assets determined to be liquid by the Sub-Adviser for any accrued but unpaid net amounts owed to a swap counterparty. See “Asset Coverage Requirements” above.

Interest Rate Swaps. Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are “fixed-for floating rate swaps,” “termed basis swaps” and “index amortizing swaps.” Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met. Like a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely.

Currency Swaps. A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. The Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in non-U.S. exchange rates and changes in interest rates may negatively affect currency swaps.

Total Return Swaps. In a total return swap, one party agrees to pay the other the “total return” of a defined underlying asset during a specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined baskets of loans and mortgages. The Fund might enter into a total return swap involving an underlying index or basket of securities to create exposure to a potentially widely-diversified range of securities in a single trade. An index total return swap can be used by the portfolio managers to assume risk, without the complications of buying the component securities from what may not always be the most liquid of markets.

Credit Default Swaps. A credit default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. The Fund may enter into credit default swap agreements either as a buyer or a seller. The Fund may buy protection to attempt to mitigate the risk of default or credit quality deterioration in one or more of its individual holdings or in a segment of the fixed income securities market to which it has exposure, or to take a “short” position in individual bonds or market segments which it does not own. The Fund may sell protection in an attempt to gain exposure to the credit quality characteristics of particular bonds or market segments without investing directly in those bonds or market segments.

As the buyer of protection in a credit default swap, the Fund will pay a premium (by means of an upfront payment or a periodic stream of payments over the term of the agreement) in return for the right to deliver a referenced bond or group of bonds to the protection seller and receive the full notional or par value (or other agreed upon value) upon a default (or similar event) by the issuer(s) of the underlying referenced obligation(s). If no default occurs, the protection seller would keep the stream of payments and would have no further obligation to the Fund. Thus, the cost to the Fund would be the premium paid with respect to the agreement. If a credit event occurs, however, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. The Fund bears the risk that the protection seller may fail to satisfy its payment obligations.

If the Fund is a seller of protection in a credit default swap and no credit event occurs, the Fund would generally receive an up-front payment or a periodic stream of payments over the term of the swap. If a credit event occurs, however, generally the Fund would have to pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As the protection seller, the Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. Thus, the Fund bears the same risk as it would by buying the reference obligations directly, plus the additional risks related to obtaining investment exposure through a derivative instrument discussed below under “Risks and Special Considerations Concerning Derivatives.”

Caps, Collars and Floors. Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar involves selling a cap and purchasing a floor or vice versa to protect the Fund against interest rate movements exceeding given minimum or maximum levels.

Swap Options. A swap option is a contract that gives a counterparty the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement at some designated future time on specified terms. A cash-settled option on a swap gives the purchaser the right, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. The Fund may write (sell) and purchase put and call swap options. Depending on the terms of the particular option agreement, the Fund generally will incur a greater degree of risk when it writes a swap option than when it purchases a swap option. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Regulation of the Fund as a Commodity Pool

The Fund is subject to regulation as a commodity pool under the Commodity Exchange Act (“CEA”), and the Adviser has registered with the CFTC and the National Futures Association (“NFA”) as a commodity pool operator.

The Sub-Adviser’s investment decisions may need to be modified, and commodity contract positions held by the Fund may have to be liquidated at disadvantageous times or prices, to avoid exceeding position limits established by the CFTC, potentially subjecting the Fund to substantial losses.

The regulation of commodity transactions in the United States is a rapidly changing area of law and is subject to ongoing modification by government, self-regulatory and judicial action. The effect of any future regulatory change on the Fund is impossible to predict, but could be substantial and adverse to the Fund.

Federal Income Tax Treatment of Futures Contracts and Options

The Fund’s transactions in futures contracts and options will be subject to special provisions of the Internal Revenue Code of 1986, as amended (the “Code”), that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the distribution requirement for avoiding excise taxes.

Risks and Special Considerations Concerning Derivatives

The use of derivative instruments involves certain general risks and considerations as described below.

(1) Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. The successful use of derivative instruments depends upon a variety of factors, particularly the portfolio managers’ ability to predict movements in the relevant markets, which may require different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.

(2) Counterparty Risk. Counterparty risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for OTC derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For many OTC instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. The Fund will enter into derivatives transactions only with counterparties that its portfolio manager reasonably believes are capable of performing under the contract.

(3) Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and the price movements in the investments being hedged.

(4) Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. The Fund might be required by applicable regulatory requirements to maintain assets as “cover,” maintain segregated accounts, and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If the Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures or is closed out. These requirements might impair the Fund’s ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund’s ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. There is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.

(5) Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party’s obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(6) Systemic or “Interconnection” Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

(7) Leverage Risk. Leverage risk is the risk that the Fund may be more volatile than if it had not been leveraged due to leverage’s tendency to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.

(8) Regulatory Risk. The Dodd-Frank Act Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) has initiated a dramatic revision of the U.S. financial regulatory framework and covers a broad range of topics, including (among many others) a reorganization of federal financial regulators; a process intended to improve financial systemic stability and the resolution of potentially insolvent financial firms; and new rules for derivatives trading. Instruments in which the Fund may invest, or the issuers of such instruments, may be affected by the new legislation and regulation in ways that are unforeseeable. Many of the implementing regulations have not yet been finalized. Accordingly, the ultimate impact of the Dodd-Frank Act, including on the derivative instruments in which the Fund may invest, is not yet certain.

Equity Securities

The Fund may invest in or have exposure to equity securities, which include common stocks, preferred securities, warrants to purchase common stocks or preferred securities, convertible securities, interests in real estate investment trusts, and other securities with equity characteristics.

Common Stocks

Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred securities, dividends on common stocks are not prescribed in advance but are declared at the discretion of a company’s board.

While investing in stocks allows shareholders to participate in the benefits of owning a company, such shareholders must accept the risks of ownership. Unlike bondholders, who have preference to a company’s earnings and cash flow, common stockholders are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company’s stock will usually react more strongly to actual or perceived changes in the company’s financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company’s stock may fall because of:

•	Factors that directly relate to that company, such as decisions made by its management or lower demand for the company’s products or services;

•	Factors affecting an entire industry, such as increases in production costs; and

•	Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

An investment in common stocks of issuers with small or medium market capitalizations generally involves greater risk and price volatility than an investment in common stocks of larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium capitalization companies are often traded in the over-the-counter market, and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid and subject to more abrupt or erratic market movements than securities of larger, more established companies.

Preferred Securities

Like common stocks, preferred securities are also units of ownership in a company, but preferred securities normally have preference over common stocks in the payment of dividends and the liquidation of the company. In all other respects, however, preferred securities are subordinated to the liabilities of the issuer. Unlike common stocks, preferred securities are generally not entitled to vote on corporate matters. Types of preferred securities include adjustable-rate preferred securities, fixed dividend preferred securities, perpetual preferred securities and sinking fund preferred securities. Generally, the market value of preferred securities with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

Because preferred securities are generally junior to most other forms of debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred security than in a more senior debt security with similar stated yield characteristics.

Warrants

Investing in warrants is purely speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants are issued by the issuer of a security and provide their holder the option to purchase that security upon the warrants’ exercise at a specific price for a specific period of time. They do not represent ownership of the securities but only the right to buy them. The prices of warrants do not necessarily parallel the prices of the underlying securities.

Convertible Securities

Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred securities that may be converted within a specified period of time (typically for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. They also include debt securities with warrants or common stock attached and derivatives combining the features of debt securities and equity securities. Convertible securities entitle the holder to receive interest paid or accrued on debt, or dividends paid or accrued on preferred securities, until the security matures or is redeemed, converted or exchanged.

The market value of a convertible security generally is a function of its “investment value” and its “conversion value.” A security’s “investment value” represents the value of the security without its conversion feature (i.e., a comparable non-convertible fixed-income security). The investment value is determined by, among other things, reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar non-convertible securities, the financial strength of the issuer and the seniority of the security in the issuer’s capital structure. A security’s “conversion value” is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like non-convertible debt or a preferred security in the sense that its market value will not be influenced greatly by fluctuations in the market price of the underlying security into which it can be converted. Instead, the convertible security’s price will tend to move in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is significantly above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying stock. In that case, the convertible security’s price may be as volatile as that of the common stock. Because both interest rate and market movements can influence its value, a convertible security is not generally as sensitive to interest rates as a similar fixed-income security, nor is it generally as sensitive to changes in share price as its underlying stock.

The Fund’s investments in convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid. The Fund’s investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities (of the same or a different issuer) at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. For issues where the conversion of the security is not at the option of the holder, the Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

In addition, some convertible securities are often rated below investment-grade or are not rated, and therefore may be considered speculative investments. The credit rating of a company’s convertible securities is generally lower than that of its conventional debt securities. Convertible securities are normally considered “junior” securities—that is, the company usually must pay interest on its conventional corporate debt before it can make payments on its convertible securities. Some convertible securities are particularly sensitive to interest rate changes when their predetermined conversion price is much higher than the issuing company’s common stock.

Real Estate Investment Trusts

Real estate investment trusts (“REITs”) are publicly traded corporations or trusts that specialize in acquiring, holding, and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 90% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income. REITs generally can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT.

Investment in REITs would subject the Fund to risks associated with the real estate industry. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies which own and operate real estate directly, companies which lend to such companies, and companies which service the real estate industry.

The Fund is also subject to risks associated with direct investments in REITs. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Code or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

Exchange-Traded Funds

The Fund may invest in ETFs. ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a portfolio of securities designed to track a particular market index. The Fund could purchase an ETF to gain exposure to all or a portion of the U.S. market, a foreign market, a region, a commodity, a currency, or to any other index that an ETF tracks. The Fund may invest in ETFs that provide exposure to debt or equity securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. An ETF may fail to accurately track the returns of the market segment or index that it is designed to track, and the price of an ETF’s shares may fluctuate. In addition, because they, unlike traditional mutual funds, are traded on an exchange, ETFs are subject to the following risks: (i) the performance of the ETF may not replicate the performance of the underlying index that it is designed to track; (ii) the market price of the ETF’s shares may trade at a premium or discount to the ETF’s net asset value; (iii) an active trading market for an ETF may not develop or be maintained; and (iv) there is no assurance that the requirements of the exchange necessary to maintain the listing of the ETF will continue to be met or remain unchanged. Trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the Fund’s shares could also be substantially and adversely affected.

An investment company’s investments in other investment companies are typically subject to statutory limitations prescribed by the 1940 Act. Many ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds (such as the Fund) to invest in their shares beyond these statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. The Fund may rely on these exemptive orders in investing in ETFs.

Exchange-Traded Notes

The Fund may invest in exchange-traded notes (“ETNs”). ETNs are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines both aspects of bonds and ETFs. An ETN’s returns are based on the performance of a market index minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the market index to which the ETN is linked minus certain fees.

Unlike regular bonds, ETNs do not make periodic interest payments and principal is not protected. ETNs are subject to credit risk and the value of an ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.

ETNs are also subject to tax risk. No assurance can be given that the Internal Revenue Service (“IRS”) will accept, or a court will uphold, how the Fund characterizes and treats ETNs for tax purposes. Further, the IRS and Congress have considered proposals that would change the timing and character of income and gains from ETNs.

An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form.

The market value of ETN shares may differ from their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Fixed Income Securities

The Fund may invest in or have exposure to the fixed income securities described below. These securities are subject to (i) interest rate risk (the risk that increases in market interest rates will cause declines in the value of debt securities held by the Fund); (ii) credit risk (the risk that the issuers of debt securities held by the Fund default in making required payments); and (iii) call or prepayment risk (the risk that a borrower may exercise the right to prepay a debt obligation before its stated maturity, requiring the Fund to reinvest the prepayment at a lower interest rate).

U.S. Government Securities

The Fund may invest in U.S. Treasury obligations. The U.S. government securities in which the Fund may invest are either issued or guaranteed by the U.S. government, its agencies or instrumentalities. U.S. Treasury obligations include separately traded interest and principal component parts of such obligations, known as Separately Traded Registered Interest and Principal Securities (“STRIPS”), which are transferable through the Federal book-entry system. STRIPS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying U.S. Treasury obligations.

Corporate Debt Securities

The Fund may invest in or have exposure to corporate debt securities. Corporate debt securities are fully taxable debt obligations issued by corporations. These securities fund capital improvements, expansions, debt refinancing or acquisitions that require more capital than would ordinarily be available from a single lender. Investors in corporate debt securities lend money to the issuing corporation in exchange for interest payments and repayment of the principal at a set maturity date. Rates on corporate debt securities are set according to prevailing interest rates at the time of the issue, the credit rating of the issuer, the length of the maturity and other terms of the security, such as a call feature. Corporate debt securities are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. In addition, corporate restructurings, such as mergers, leveraged buyouts, takeovers or similar corporate transactions are often financed by an increase in a corporate issuer’s debt securities. As a result of the added debt burden, the credit quality and market value of an issuer’s existing debt securities may decline significantly. Except as described below under “Non-Investment Grade Debt Securities (Junk Bonds),” investments in nonconvertible corporate debt securities will be limited to investment-grade securities, defined as securities which are rated at the time of purchase by two of Moody’s, Standard & Poor’s and Fitch not less than Baa, BBB and BBB (or the equivalent short-term ratings), respectively, unless only one of those rating agencies provides a rating, in which case that rating must be at least Baa or BBB, or which are of comparable quality in the judgment of a Sub-Adviser.

Non-Investment Grade Debt Securities (Junk Bonds)

The Fund may invest in or have exposure to non-investment grade debt securities. Non-investment grade debt securities are medium- to low-quality debt obligations. Debt obligations rated below investment grade are commonly known as “high-yield,” “high risk” or “junk” bonds. To be consistent with the ratings methodology used by Barclays, a debt obligation is considered to be rated “investment grade” if two of Moody’s, Standard & Poor’s and Fitch rate the security investment-grade (i.e., at least Baa, BBB and BBB, respectively). If ratings are provided by only two of those rating agencies, the more conservative rating is used to determine whether the security is investment-grade. If only one of those rating agencies provides a rating, that rating is used. The Fund may invest in non-investment grade debt obligations rated at least B by two of Standard & Poor’s, Moody’s and Fitch, unless only one of those rating agencies rates the security, in which case that rating must be at least B, or in unrated securities determined to be of comparable quality by the Sub-Adviser.

The “equity securities” in which the Fund may invest include corporate debt obligations which are convertible into common stock (see “Equity Securities—Convertible Securities” above). The Fund may invest in convertible securities without regard to their ratings, and therefore may hold convertible securities that are rated less than investment grade.

Junk bonds, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below. Refer to Appendix A of this Statement of Additional Information for a discussion of securities ratings.

(1) Effect of Interest Rates and Economic Changes. All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. In addition, the market values of junk bond securities tend to reflect individual issuer developments to a greater extent than do the market values of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Junk bond securities also tend to be more sensitive to economic conditions than are higher rated securities. As a result, they generally involve more credit risk than securities in the higher rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of junk bond securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The risk of loss due to default by an issuer of these securities is significantly greater than by an issuer of higher rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a junk bond security defaults, the Fund may incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these and thus in the Fund’s net asset value.

The value of a junk bond security will generally decrease in a rising interest rate market and, accordingly, so will the Fund’s net asset value. If the Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of certain junk bond securities, the Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce the Fund’s asset base over which expenses could be allocated and could result in a reduced rate of return for the Fund.

(2) Payment Expectations. Junk bond securities typically contain redemption, call, or prepayment provisions that permit the issuer of securities containing such provisions to redeem the securities at its discretion. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, the Fund may have to replace the securities with lower yielding securities, which could result in a lower return for the Fund.

(3) Credit Ratings. Credit ratings are issued by credit rating agencies and are indicative of the rated securities’ safety of principal and interest payments. They do not, however, evaluate the market value risk of junk bond securities and, therefore, may not fully reflect the true risks of such an investment. In addition, credit rating agencies may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in junk bonds will depend more upon credit analysis by the Sub-Adviser than investments in investment grade debt securities. The Sub-Adviser employs its own credit research and analysis, which includes a study of the issuer’s existing debt, capital structure, ability to service debts and pay dividends, sensitivity to economic conditions, operating history, and current earnings trend. The Sub-Adviser continually monitors the Fund’s investments and carefully evaluates whether to dispose of or to retain junk bond securities whose credit ratings or credit quality may have changed.

(4) Liquidity and Valuation. The Fund may have difficulty disposing of certain junk bond securities because there may be a thin trading market for such securities. Not all dealers maintain markets in all junk bond securities. As a result, there is no established retail secondary market for many of these securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its securities. Market quotations are generally available on many junk bond issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of junk bond securities, especially in a thinly traded market.

Variable, Floating, and Fixed Rate Debt Obligations

The debt obligations in which the Fund invests or has exposure to may have variable, floating, or fixed interest rates. Variable rate securities provide for periodic adjustments in the interest rate. Floating rate securities are generally offered at an initial interest rate which is at or above prevailing market rates. The interest rate paid on floating rate securities is then reset periodically (commonly every 90 days) to an increment over some predetermined interest rate index. Commonly utilized indices include the three-month Treasury bill rate, the 180-day Treasury bill rate, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a bank, the commercial paper rates, or the longer-term rates on U.S. Treasury securities. Variable and floating rate securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity plus accrued interest. In order to most effectively use these securities, the Sub-Adviser must correctly assess probable movements in interest rates. If the Sub-Adviser incorrectly forecasts such movements, the Fund could be adversely affected by use of variable and floating rate securities.

Fixed rate securities pay a fixed rate of interest and tend to exhibit more price volatility during times of rising or falling interest rates than securities with variable or floating rates of interest. The value of fixed rate securities will tend to fall when interest rates rise and rise when interest rates fall. The value of variable or floating rate securities, on the other hand, fluctuates much less in response to market interest rate movements than the value of fixed rate securities. This is because variable and floating rate securities behave like short-term instruments in that the rate of interest they pay is subject to periodic adjustments according to a specified formula, usually with reference to some interest rate index or market interest rate. Fixed rate securities with short-term characteristics are not subject to the same price volatility as fixed rate securities without such characteristics. Therefore, they behave more like variable or floating rate securities with respect to price volatility.

Inflation Protected Securities

The Fund may invest in inflation protected securities. Inflation protected securities are fixed income securities designed to provide protection against the negative effects of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the inflation accruals as part of a semiannual coupon.

Inflation protected securities issued by the U.S. Treasury have maturities of five, ten, twenty or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased an inflation protected bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of U.S. Treasury inflation protected securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation protected bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. Other inflation-protected securities that accrue inflation into their principal value may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-protected securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-protected securities.

The periodic adjustment of U.S. inflation protected bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation protected securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. If the market perceives that the adjustment mechanism of an inflation-protected security does not accurately adjust for inflation, the value of the security could be adversely affected.

While inflation protected securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. The calculation of the inflation index ratio for inflation protected securities issued by the U.S. Treasury incorporates an approximate three-month lag, which may have an effect on the trading price of the securities, particularly during periods of significant, rapid changes in the inflation index. To the extent that inflation has increased during the three months prior to an interest payment, that interest payment will not be protected from the inflation increase. Further, to the extent that inflation has increased during the final three months of a security’s maturity, the final value of the security will not be protected against that increase, which will negatively impact the value of the security. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in inflation-protected securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Any increase in the principal amount of an inflation-protected security will be considered taxable income to the Fund, even though the Fund does not receive its principal until maturity.

Sovereign Debt Obligations

The Fund may invest in instruments that give it exposure to sovereign debt obligations and may invest in foreign government obligations that have an investment grade rating from at least one rating agency. Investments in sovereign debt obligations involve special risks which are not present in corporate debt securities. The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and there may be limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the net asset value of the Fund, to the extent it invests in or has exposure to such securities, may be more volatile than prices of U.S. debt issuers. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

Foreign Securities

General. The Fund invests in or has exposure to foreign securities, including securities which are purchased and sold in foreign currencies. Foreign securities may include debt securities of governmental and corporate issuers, preferred stock, common stock, and convertible securities of corporate issuers, rights and warrants to buy common stocks, depositary receipts evidencing ownership of shares of a foreign issuer, and exchange traded funds and other investment companies that provide exposure to foreign issuers.

Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. These risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Foreign securities also may be subject to greater fluctuations in price than securities issued by U.S. corporations. The principal markets on which these securities trade may have less volume and liquidity, and may be more volatile, than securities markets in the United States.

In addition, there may be less publicly available information about a foreign company than about a U.S. domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. domestic companies. There is also generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States. Confiscatory taxation or diplomatic developments could also affect investment in those countries. In addition, foreign branches of U.S. banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic branches of U.S. banks and U.S. domestic issuers.

Emerging Markets. The Fund may invest in or have exposure to securities issued by governmental and corporate issuers that are located in emerging market countries. Investments in securities of issuers in emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which may result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the limited development and recent emergence, in certain countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in certain countries may be slowed or reversed by unanticipated political or social events in such countries.

Certain countries, which do not have market economies, are characterized by an absence of developed legal structures governing private and foreign investments and private property. Certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.

Authoritarian governments in certain countries may require that a governmental or quasi-governmental authority act as custodian of the Fund’s assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the 1940 Act to act as foreign custodians of the Fund’s cash and securities, the Fund’s investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such countries.

Depositary Receipts. The Fund’s investments in foreign securities may include investment in depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”). U.S. dollar-denominated ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers’ stock, the Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. The Fund may also invest in EDRs, GDRs, and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets and are not necessarily denominated in the currency of the underlying security.

Certain depositary receipts, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of the facilities while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders in respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through voting rights.

Foreign Securities Exchanges. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges. Foreign markets also have different clearance and settlement procedures, and in some markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested. In addition, settlement problems could cause the Fund to miss attractive investment opportunities or to incur losses due to an inability to sell or deliver securities in a timely fashion. In the event of a default by an issuer of foreign securities, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuer.

Other Investment Companies

The Fund may invest in other investment companies, including open-end funds, closed-end funds, unit investment trusts, and exchange-traded funds (“ETFs”) registered under the 1940 Act (“1940 Act ETFs”) that invest primarily in Fund-eligible investments. Under the 1940 Act, the Fund’s investment in such securities is generally limited to 3% of the total voting stock of any one investment company; 5% of the Fund’s total assets with respect to any one investment company; and 10% of the Fund’s total assets in the aggregate. Many 1940 Act ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in their shares beyond these statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. The Fund intends to rely on these exemptive orders in investing in 1940 Act ETFs. The Fund’s investments in other investment companies may include money market mutual funds. Investments in money market funds are not subject to the percentage limitations set forth above.

If the Fund invests in other investment companies, Fund shareholders will bear not only their proportionate share of the Fund’s expenses, but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only to the Fund, but also to the portfolio investments of the underlying investment companies. Shares of certain closed-end funds may at times be acquired only at market prices representing premiums to their net asset values. Shares acquired at a premium to their net asset value may be more likely to subsequently decline in price, resulting in a loss to the Fund and its shareholders.

Royalty Trusts

The Fund may invest in publicly-traded royalty trusts. Royalty trusts are income-oriented equity investments that indirectly, through the ownership of trust units, provide investors (called “unit holders”) with exposure to energy sector assets such as coal, oil and natural gas. Royalty trusts are structured similarly to REITs. A royalty trust generally acquires an interest in natural resource companies or chemical companies and distributes the income it receives to the investors of the royalty trust. A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields.

Short-Term Temporary Investments

In an attempt to respond to adverse market, economic, political or other conditions, the Fund, may temporarily invest without limit in a variety of short-term instruments such as commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements collateralized by eligible investments of the Fund; securities of other mutual funds that invest primarily in debt obligations with remaining maturities of 13 months or less (which investments also are subject to an advisory fee); and other similar high-quality short-term U.S. dollar-denominated obligations. During such periods, the Fund may not be able to achieve its investment objective.

The Fund may also invest in Eurodollar certificates of deposit issued by foreign branches of U.S. or foreign banks; Eurodollar time deposits, which are U.S. dollar-denominated deposits in foreign branches of U.S. or foreign banks; and Yankee certificates of deposit, which are U.S. dollar-denominated certificates of deposit issued by U.S. branches of foreign banks and held in the United States. In each instance, this Fund may only invest in bank instruments issued by an institution which has capital, surplus and undivided profits of more than $100 million or the deposits of which are insured by the Bank Insurance Fund or the Savings Association Insurance Fund.

MANAGEMENT

The management of the Trust, including general supervision of the duties performed for the Fund by the Adviser under the Investment Management Agreement, is the responsibility of the Board of Trustees. The number of trustees of the Trust is eleven, two of whom are “interested persons” (as the term “interested person” is defined in the 1940 Act) and nine of whom are not interested persons (referred to herein as “independent trustees”). None of the independent trustees has ever been a trustee, director or employee of, or consultant to, the Adviser or its affiliates. The names, business addresses and years of birth of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below. The trustees of the Trust are directors or trustees, as the case may be, of 107 Nuveen-sponsored open-end funds (the “Nuveen Mutual Funds”) and 88 Nuveen-sponsored closed-end funds (collectively with the Nuveen Mutual Funds, the “Nuveen Funds”).

Name, Business Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

Independent Trustees:

Jack B. Evans 333 West Wacker Drive Chicago, IL 60606 1948	Trustee	Term—Indefinite* Length of Service— Since 1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm; formerly, Member and President Pro Tem of the Board of Regents for the State of Iowa University System.	195	Director and Chairman, United Fire Group, a publicly held company; formerly, Director, Alliant Energy.

Name, Business Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

William C. Hunter 333 West Wacker Drive Chicago, IL 60606 1948	Trustee	Term—Indefinite* Length of Service— Since 2004	Dean Emeritus (since June 30, 2012), formerly, Dean (2006-2012), Tippie College of Business, University of Iowa; Director (since 2005) and President (since July 2012), Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003).	195	Director (since 2004) of Xerox Corporation.

David J. Kundert 333 West Wacker Drive Chicago, IL 60606 1942	Trustee	Term—Indefinite* Length of Service— Since 2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; Member of the Wisconsin Bar Association; Member of Board of Directors, Friends of Boerner Botanical Gardens; Member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; Member of the Board of Directors (Milwaukee), College Possible.	195	None

Name, Business Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

John K. Nelson 333 West Wacker Drive Chicago, IL 60606 1962	Trustee	Term—Indefinite* Length of Service—Since 2013	Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); former Chairman of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	195	None

Name, Business Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

William J. Schneider 333 West Wacker Drive Chicago, IL 60606 1944	Chairman of the Board and Trustee	Term—Indefinite* Length of Service— Since 2003	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of Med-America Health System, of Tech Town, Inc., a not-for-profit community development company, and of WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; formerly, Director, Dayton Development Coalition; formerly, Board Member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	195	None

Judith M. Stockdale 333 West Wacker Drive Chicago, IL 60606 1947	Trustee	Term—Indefinite* Length of Service— Since 2003	Board Member of the U.S. Endowment for Forestry and Communities (since 2013); Board Member of the Land Trust Alliance (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	195	None

Carole E. Stone 333 West Wacker Drive Chicago, IL 60606 1947	Trustee	Term—Indefinite* Length of Service— Since 2007	Director, Chicago Board Options Exchange, Inc. (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	195	Director, CBOE Holdings, Inc. (since 2010).

Name, Business Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

Virginia L. Stringer 333 West Wacker Drive Chicago, IL 60606 1944	Trustee	Term—Indefinite* Length of Service— Since 2011	Board Member, Mutual Fund Directors Forum; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; Governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company.	195	Previously, Independent Director (1987-2010) and Chair (1997-2010), First American Fund Complex.

Terence J. Toth 333 West Wacker Drive Chicago, IL 60606 1959	Trustee	Term—Indefinite* Length of Service— Since 2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member, Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012) and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	195	None

Name, Business Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

Interested Trustees:

William Adams IV** 333 West Wacker Drive Chicago, IL 60606 1955	Trustee	Term—Indefinite* Length of Service— Since 2014	Senior Executive Vice President, Global Structured Products of Nuveen Investments, Inc. (since 2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011), of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago; formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010).	195	None

Thomas S. Schreier, Jr.** 333 West Wacker Drive Chicago, IL 60606 1962	Trustee	Term—Indefinite* Length of Service— Since 2014	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of the Board of Governors and Chairman’s Council of the Investment Company Institute; formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	195	None

*	Each trustee serves an indefinite term until his or her successor is elected.
**	Mr. Adams and Mr. Schreier are “interested persons” of the Trust, as defined in the 1940 Act, by reason of their positions with Nuveen Investments, Inc. (“Nuveen Investments”) and certain of its subsidiaries.

Name, Business Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Trust:

Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606 1956	Chief Administrative Officer	Term—Until August 2015 Length of Service—Since 1996	Managing Director (since 2002) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002); Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of Santa Barbara Asset Management, LLC (since 2006) and Winslow Capital Management, LLC (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	196

Margo L. Cook 333 West Wacker Drive Chicago, IL 60606 1964	Vice President	Term—Until August 2015 Length of Service—Since 2009	Executive Vice President of Nuveen Investments, Inc. (since 2008), Nuveen Fund Advisors, LLC (since 2011) and Nuveen Securities, LLC (since 2013); Managing Director—Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	196

Lorna C. Ferguson 333 West Wacker Drive Chicago, IL 60606 1945	Vice President	Term—Until August 2015 Length of Service—Since 1998	Managing Director of Nuveen Investments Holdings, Inc.	196

Stephen D. Foy 333 West Wacker Drive Chicago, IL 60606 1954	Vice President and Controller	Term—Until August 2015 Length of Service—Since 1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer (since 2010) of Nuveen Commodities Asset Management, LLC; formerly, Senior Vice President (2010-2011), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Certified Public Accountant.	196

Name, Business Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer

Scott S. Grace 333 West Wacker Drive Chicago, IL 60606 1970	Vice President and Treasurer	Term—Until August 2015 Length of Service—Since 2009	Managing Director and Treasurer (since 2009) of Nuveen Investments Advisers Inc., Nuveen Investments Holdings, Inc., Nuveen Fund Advisors, LLC, Nuveen Securities, LLC and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant.	196

Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606 1970	Vice President and Chief Compliance Officer	Term—Until August 2015 Length of Service—Since 2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	196

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 1961	Vice President	Term—Until August 2015 Length of Service—Since 2002	Senior Vice President of Nuveen Investments Holdings, Inc.	196

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 1966	Vice President and Secretary	Term—Until August 2015 Length of Service—Since 2007	Managing Director and Assistant Secretary (since 2008) of Nuveen Securities, LLC and Nuveen Investments, Inc.; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008) and Assistant Secretary of Nuveen Investments Holdings, Inc. and Nuveen Investments Advisers Inc.; Vice President (since 2007) and Assistant Secretary of NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010); Vice President (since 2010) and Assistant Secretary of Nuveen Commodities Asset Management, LLC.	196

Name, Business Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer

Kathleen L. Prudhomme 901 Marquette Avenue Minneapolis, MN 55402 1953	Vice President and Assistant Secretary	Term—Until August 2015 Length of Service—Since 2011	Managing Director and Assistant Secretary of Nuveen Securities, LLC (since 2011); Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	196

Joel T. Slager 333 West Wacker Drive Chicago, IL 60606 1978	Vice President and Assistant Secretary	Term—Until August 2015 Length of Service— Since August 2013	Fund Tax Director for Nuveen Funds (since May, 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).	196

Jeffery M. Wilson 333 West Wacker Drive Chicago, IL 60606 1956	Vice President	Term—Until August 2015 Length of Service—Since 2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	107

Board Leadership Structure and Risk Oversight

The Board of Directors or the Board of Trustees (as the case may be, each is referred to hereafter as the “Board” or “Board of Trustees” and the directors or trustees of the Nuveen Funds, as applicable, are each referred to herein as “trustees”) oversees the operations and management of the Nuveen Funds, including the duties performed for the Nuveen Funds by the Adviser. The Board has adopted a unitary board structure. A unitary board consists of one group of directors who serve on the board of every fund in the Nuveen Fund complex. In adopting a unitary board structure, the trustees seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, independence and experience to oversee the Nuveen Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the trustees consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent trustees. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the directors across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the investment adviser and other service providers.

In an effort to enhance the independence of the Board, the Board also has a Chairman that is an independent trustee. The Board recognizes that a chairman can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with fund management. Accordingly, the trustees have elected William J. Schneider to serve as the independent Chairman of the Board. Specific responsibilities of the Chairman include: (i) presiding at all meetings of the Board and of the shareholders; (ii) seeing that all orders and resolutions of the trustees are carried into effect; and (iii) maintaining records of and, whenever necessary, certifying all proceedings of the trustees and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit trustees to focus on particular operations or issues affecting the Nuveen Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Board believes that the periodic rotation of trustees among the different committees allows the trustees to gain additional and different perspectives of a Nuveen Fund’s operations. The Board has established six standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Nominating and Governance Committee and the Open-End Funds Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The members of the Executive Committee are William Adams IV, William J. Schneider, Chair, and Judith M. Stockdale. During the fiscal period ended September 30, 2014, the Executive Committee did not meet.

The Audit Committee assists the Board in the oversight and monitoring of the accounting and reporting policies, processes and practices of the Nuveen Funds, and the audits of the financial statements of the Nuveen Funds; the quality and integrity of the financial statements of the Nuveen Funds; the Nuveen Funds’ compliance with legal and regulatory requirements relating to the Nuveen Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Nuveen Funds and the Adviser’s internal valuation group. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Nuveen Funds’ portfolios. Subject to the Board’s general supervision of such actions, the Audit Committee addresses any valuation issues, oversees the Nuveen Funds’ pricing procedures and actions taken by the Adviser’s internal valuation group which provides regular reports to the committee, reviews any issues relating to the valuation of the Nuveen Funds’ securities brought to its attention and considers the risks to the Nuveen Funds in assessing the possible resolutions to these matters. The Audit Committee may also consider any financial risk exposures for the Nuveen Funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Nuveen Funds and the Adviser’s internal audit group. The Audit Committee also may review in a general manner the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Nuveen Funds’ financial statements. The committee operates under a written charter adopted and approved by the Board. Members of the Audit Committee shall be independent (as set forth in the charter) and free of any relationship that, in the opinion of the trustees, would interfere with their exercise of independent judgment as an

Audit Committee member. The members of the Audit Committee are Jack B. Evans, Chair, David J. Kundert, John K. Nelson, Carole E. Stone and Terence J. Toth, each of whom is an independent trustee of the Nuveen Funds. During the fiscal period ended September 30, 2014, the Audit Committee met four times.

The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the committee recognizes that as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance of the Nuveen Funds.

In addition, the Nominating and Governance Committee, among other things, makes recommendations concerning the continuing education of trustees; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are able to communicate in writing with members of the Board; and periodically reviews and makes recommendations about any appropriate changes to trustee compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new trustees and reserves the right to interview any and all candidates and to make the final selection of any new trustees. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence site visits to sub-advisers and service providers) and, if qualifying as an independent trustee candidate, independence from the Adviser, the Sub-Adviser, the Distributor and other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent trustees at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Board members. The committee operates under a written charter adopted and approved by the Board. This committee is composed of the independent trustees of the Nuveen Funds. Accordingly, the members of the Nominating and Governance Committee are Jack B. Evans, William C. Hunter, David J. Kundert, John K. Nelson, William J. Schneider, Chair, Judith M. Stockdale, Carole E. Stone, Virginia L. Stringer and Terence J. Toth. During the fiscal period ended September 30, 2014 the Nominating and Governance Committee met seven times.

The Dividend Committee is authorized to declare distributions on the Nuveen Funds’ shares, including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are Jack B. Evans, William C. Hunter, Chair, Judith M. Stockdale and Terence J. Toth. During the fiscal period ended September 30, 2014, the Dividend Committee met four times.

The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Nuveen Funds that are not otherwise the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Nuveen Funds’ compliance and risk matters. As part of its duties, the Compliance Committee reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Nuveen Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to particular issuers, market sectors, or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Nuveen Funds in adopting a particular approach compared to the anticipated benefits to the Nuveen Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the Nuveen Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Nuveen Funds’ and other service providers’ compliance programs as well as any recommendations for modifications thereto. The Compliance Committee also receives reports from the Adviser’s investment services group regarding various investment risks. Notwithstanding the foregoing, the full Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Board at its quarterly meetings regarding, among other things, fund performance and the various drivers of such performance. Accordingly, the Board directly and/or in conjunction with the Compliance Committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Board. The committee operates under a written charter adopted and approved by the Board. The members of the Compliance Committee are William C. Hunter, John K. Nelson, Judith M. Stockdale and Virginia L. Stringer, Chair. During the fiscal period ended September 30, 2014, the Compliance Committee met six times.

The Open-End Funds Committee is responsible for assisting the Board in the oversight and monitoring of the Nuveen Funds that are registered as open-end management investment companies (“Open-End Funds”). The committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Open-End Fund and may review and evaluate any matters relating to any existing Open-End Fund. The committee operates under a written charter adopted and approved by the Board. The members of the Open-End Funds Committee are David J. Kundert, William J. Schneider, Thomas S. Schreier, Jr., Judith M. Stockdale, Virginia L. Stringer and Terence J. Toth, Chair. During the fiscal period ended September 30, 2014, the Open-End Funds Committee met four times.

Board Diversification and Trustee Qualifications

In determining that a particular trustee was qualified to serve on the Board, the Board has considered each trustee’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that trustees need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each trustee satisfies this standard. An effective trustee may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences.

Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each trustee should continue to serve in that capacity. References to the experiences, qualifications, attributes and skills of trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any trustee as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

William Adams IV

Mr. Adams has been Senior Executive Vice President, Global Structured Products of Nuveen Investments since November 2010. Mr. Adams has also served as Co-President of Nuveen Fund Advisors, LLC since January 2011. Prior to that, he was Executive Vice President, U.S. Structured Products from December 1999 until November 2010 and served as Managing Director of Structured Investments from September 1997 to December 1999 and Vice President and Manager, Corporate Marketing from August 1994 to September 1997. Mr. Adams earned his Bachelor of Arts degree from Yale University and his Masters of Business Administration (“MBA”) from the University of Chicago’s Graduate School of Business. He is an Associate Fellow of Yale’s Timothy Dwight College and is currently on the Board of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.

Jack B. Evans

President of the Hall-Perrine Foundation, a private philanthropic corporation, since 1996, Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. Formerly, he was a member of the Board of the Federal Reserve Bank of Chicago, a Director of Alliant Energy and Member and President Pro Tem of the Board of Regents for the State of Iowa University System. Mr. Evans is Chairman of the Board of United Fire Group, sits on the Board of Source Media Group and is a Life Trustee of Coe College. He has a Bachelor of Arts degree from Coe College and an MBA from the University of Iowa.

William C. Hunter

Mr. Hunter became Dean Emeritus of the Henry B. Tippie College of Business at the University of Iowa on June 30, 2012. He was appointed Dean of the Henry B. Tippie College of Business at the University of Iowa on July 1, 2006. He had been Dean and Distinguished Professor of Finance at the University of Connecticut School of Business since June 2003. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. While there he served as the Bank’s Chief Economist and was an Associate Economist on the Federal Reserve System’s Federal Open Market Committee (FOMC). In addition to serving as a Vice President in charge of financial markets and basic research at the Federal Reserve Bank in Atlanta, he held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. A past Director of the Credit Research Center at Georgetown University, SS&C Technologies, Inc. (2005) and past President of the Financial Management Association International, he has consulted with numerous foreign central banks and official agencies in Western Europe, Central and Eastern Europe, Asia, Central America and South America. From 1990 to 1995, he was a U.S. Treasury Advisor to Central and Eastern Europe. He has been a Director of the Xerox Corporation since 2004 and Wellmark, Inc. since 2009. He is a Director and President of Beta Gamma Sigma, Inc., The International Business Honor Society.

David J. Kundert

Mr. Kundert retired in 2004 as Chairman of JPMorgan Fleming Asset Management, and as President and CEO of Banc One Investment Advisors Corporation, and as President of One Group Mutual Funds. Prior to the merger between Bank One Corporation and JPMorgan Chase and Co., he was Executive Vice President, Bank One Corporation and, since 1995, the Chairman and CEO, Banc One Investment Management Group. From 1988 to 1992, he was President and CEO of Bank One Wisconsin Trust Company. Mr. Kundert recently retired as a Director of the Northwestern Mutual Wealth Management Company (2006-2013). He started his career as an attorney for Northwestern Mutual Life Insurance Company. Mr. Kundert has served on the Board of Governors of the Investment Company Institute and he is currently a member of the Wisconsin Bar Association. He is on the Board of the Greater Milwaukee Foundation and chairs its Investment Committee. He is a Regent Emeritus and a Member of the Investment Committee of Luther College. He is also a Member of the Board of Directors (Milwaukee), College Possible. He received his Bachelor of Arts degree from Luther College, and his Juris Doctor from Valparaiso University.

John K. Nelson

Mr. Nelson is currently a senior external advisor to the financial services practice of Deloitte Consulting LLP. He is on the Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing, and communications strategies for clients. Mr. Nelson has served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008. From 2007 to 2008, Mr. Nelson was Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States, and during his tenure with ABN AMRO, served as the bank’s representative on various committees of the Bank of Canada, European Central Bank, and the Bank of England. At Fordham University, he currently serves as a director of The Curran Center for Catholic American Studies, and The President’s Council. He is also a member of The Economic Club of Chicago and The Hyde Park Angels, and was formerly a Trustee at St. Edmund Preparatory School in New York City. He formerly served as the Chairman of The Board of Trustees of Marian University (2011-2014). Mr. Nelson graduated and received his MBA from Fordham University.

William J. Schneider

Mr. Schneider, the Nuveen Funds’ Independent Chairman, is currently Chairman, formerly Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Partners, a real estate investment company. He is an owner in several other Miller-Valentine Group entities. He is currently a member of the boards of WDPR Public radio station, of Med-America Health System and of Tech Town, Inc., a not-for-profit Dayton community development corporation. He was formerly a Director and Past Chair of the Dayton Development Coalition. He was formerly a member of the Community Advisory Board of the National City Bank in Dayton as well as a former member of the Business Advisory Council of the Cleveland Federal Reserve Bank. Mr. Schneider was also a member of the Business Advisory Council for the University of Dayton College of Business. He also served as Chair of the Miami Valley Hospital and as Chair of the Finance Committee of its parent holding company. Mr. Schneider was an independent Trustee of the Flagship Funds, a group of municipal open-end funds. Mr. Schneider has a Bachelor of Science in Community Planning from the University of Cincinnati and a Masters of Public Administration from the University of Dayton.

Thomas S. Schreier, Jr.

Mr. Schreier has been Vice Chairman, Wealth Management of Nuveen Investments since January 2011. Mr. Schreier has also served as Co-President of Nuveen Fund Advisors, LLC since January 2011. Until Nuveen Investments’ acquisition of FAF Advisors on January 1, 2011, Mr. Schreier was Chief Executive Officer of FAF Advisors from November 2000, Chief Investment Officer of FAF Advisors from September 2007 and President of First American Funds from February 2001 to December 2010. From 1998 to November 2000, Mr. Schreier served as Senior Managing Director and Head of Equity Research for U.S. Bancorp Piper Jaffray, Inc. He received a Bachelor’s degree from the University of Notre Dame and an MBA from Harvard University. Mr. Schreier is a member of the Board of Governors of the Investment Company Institute and is on its Chairman’s Council. He has also served as director, chairman of the finance committee, and member of the audit committee for Pinnacle Airlines Corp. Mr. Schreier is former chairman of the Saint Thomas Academy Board of Trustees, a founding investor of Granite Global Ventures, and a member of the Applied Investment Management Advisory Board for the University of Notre Dame.

Judith M. Stockdale

Ms. Stockdale retired in 2012 as Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the Low country of South Carolina. She is currently a board member of the Land Trust Alliance (since June 2013) and the U.S. Endowment for Forestry and Communities (since November 2013). Her previous positions include Executive Director of the Great Lakes Protection Fund,

Executive Director of Openlands, and Senior Staff Associate at the Chicago Community Trust. She has served on the Boards of the National Zoological Park, the Governor’s Science Advisory Council (Illinois), the Nancy Ryerson Ranney Leadership Grants Program, Friends of Ryerson Woods and the Donors Forum. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University.

Carole E. Stone

Ms. Stone is currently on the Board of Directors of the Chicago Board Options Exchange, CBOE Holdings, Inc. and C2 Options Exchange, Incorporated. Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. She has also served as the Chair of the New York Racing Association Oversight Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts from Skidmore College in Business Administration.

Virginia L. Stringer

Ms. Stringer served as the independent chair of the Board of the First American Fund Complex from 1997 to 2010, having joined such Board in 1987. Ms. Stringer serves on the board of the Mutual Fund Directors Forum. She is a recipient of the Outstanding Corporate Director award from Twin Cities Business Monthly and the Minnesota Chapter of the National Association of Corporate Directors. Ms. Stringer is the past board chair of the Oak Leaf Trust, director emeritus and former Chair of the Saint Paul Riverfront Corporation and also served as President of the Minneapolis Club’s Governing Board. She is a director and former board chair of the Minnesota Opera and a Life Trustee and former board member of the Voyageur Outward Bound School. She also served as a trustee of Outward Bound USA. She was appointed by the Governor of Minnesota to the Board on Judicial Standards and also served on a Minnesota Supreme Court Judicial Advisory Committee to reform the state’s judicial disciplinary process. She is a member of the International Women’s Forum and attended the London Business School as an International Business Fellow. Ms. Stringer also served as board chair of the Human Resource Planning Society, the Minnesota Women’s Campaign Fund and the Minnesota Women’s Economic Roundtable. Ms. Stringer is the retired founder of Strategic Management Resources, a consulting practice focused on corporate governance, strategy and leadership. She has twenty five years of corporate experience having held executive positions in general management, marketing and human resources with IBM and the Pillsbury Company.

Terence J. Toth

Mr. Toth is a Managing Partner, Promus Capital (since 2008). From 2008 to 2013, he was a Director, Legal & General Investment Management America, Inc. From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves on the Board of Chicago Fellowship, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012), and is Chairman of the Board of Catalyst Schools of Chicago. He is on the Mather Foundation Board (since 2012) and is a member of its investment committee. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University.

Board Compensation

The following table shows, for each independent trustee, (1) the aggregate compensation paid by the Fund for the fiscal period ended September 30, 2014, (2) the amount of total compensation paid by the Fund that has been deferred, and (3) the total compensation paid to each trustee by the Nuveen Funds during the fiscal year ended September 30, 2014.

Name of Trustee	Aggregate Compensation From Fund[1]	Amount of Total Compensation that Has Been Deferred[2]	Total Compensation from Nuveen Funds Paid to Trustee[3]
Jack B. Evans	$6	$—	$297,182
William C. Hunter	6	—	270,000
David J. Kundert	6	—	317,741
John K. Nelson[4]	6	—	221,167
William J. Schneider	7	—	355,612
Judith M. Stockdale	6	—	288,690
Carole E. Stone	6	—	300,662
Virginia L. Stringer	5	—	268,000
Terence J. Toth	6	—	275,862

[1]	The compensation paid, including deferred amounts, to the independent trustees for the fiscal period ended September 30, 2014 for services to the Fund.

[2]

Pursuant to a deferred compensation agreement with the Fund, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen Funds. The amounts provided are the total deferred fees (including the return from the assumed investment in the eligible Nuveen Funds) payable from the Fund.

[3]	Based on the compensation paid (including any amounts deferred) to the trustees for the one-year period ended September 30, 2014 for services to the Nuveen Funds.

[4]	Mr. Nelson was appointed to the Board of Trustees of the Nuveen Funds effective September 1, 2013.

Prior to January 1, 2014, independent trustees received a $140,000 annual retainer plus (a) a fee of $4,500 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled Board meetings where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; (d) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; (f) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance was required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance was not required, and $100 per meeting when the Executive Committee acted as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees were received for meetings held on days on which regularly scheduled Board meetings were held; and (g) a fee of $2,500 per meeting for attendance in person or by telephone at Open-End Funds Committee meetings where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; provided that no fees were received for meetings held on days on which regularly scheduled Board meetings were held. In addition to the payments described above, the Chairman of the Board received $75,000, the chairpersons of the Audit Committee, the Dividend Committee, the Compliance, Risk Management and Regulatory Oversight Committee and the Open-End Funds Committee received $12,500 each and the chairperson of the Nominating and Governance Committee received $5,000 as additional retainers. Independent trustees also received a fee of $3,000 per day for site visits to entities that provided services to the Nuveen Funds on days on which no Board meeting was held. When ad hoc committees were organized, the Nominating and Governance Committee at the time of formation determined compensation to be paid to the members of such committee; however, in general, such fees were $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance was required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required. The annual retainer, fees and expenses were allocated among the Nuveen Funds on the basis of relative net assets, although management might have, in its discretion, established a minimum amount to be allocated to each fund.

Effective January 1, 2014, independent trustees received a $150,000 annual retainer, which was increased to $160,000 as of January 1, 2015, plus they receive (a) a fee of $5,000 per day, which was increased to $5,250 per day as of January 1, 2015, for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled Board meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (d) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; (f) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required, and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held; and (g) a fee of $2,500 per meeting for attendance in person or by telephone at Open-End Funds Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held. In addition to the payments described above, the Chairman of the Board receives $75,000, the chairpersons of the Audit Committee, the Dividend Committee, the Compliance, Risk Management and Regulatory Oversight Committee and the Open-End Funds Committee receive $12,500 each and the chairperson of the Nominating and Governance Committee receives $5,000 as additional retainers. Independent trustees also receive a fee of $3,000 per day for site visits to entities that provide services to the Nuveen Funds on days on which no Board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committee; however, in general, such fees will be $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen Funds on the basis of relative net assets, although management may, in its discretion, establish a minimum amount to be allocated to each fund.

The Trust does not have a retirement or pension plan. The Trust has a deferred compensation plan (the “Deferred Compensation Plan”) that permits any independent trustee to elect to defer receipt of all or a portion of his or her compensation as an independent trustee. The deferred compensation of a participating trustee is credited to a book reserve account of the Trust when the compensation would otherwise have been paid to the trustee. The value of the trustee’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen Funds. At the time for commencing distributions from a trustee’s deferral account, the independent trustee may elect to receive distributions in a lump sum or over a period of five years. The Trust will not be liable for any other fund’s obligations to make distributions under the Deferred Compensation Plan.

The Fund has no employees. The officers of the Trust and the trustees of the Trust who are not independent trustees serve without any compensation from the Fund.

Share Ownership

The information in the table below discloses the dollar ranges of (i) each trustee’s beneficial ownership in the Fund, and (ii) each trustee’s aggregate beneficial ownership in all funds within the Nuveen Funds complex, including in each case the value of fund shares elected by the trustee in the trustees’ deferred compensation plan, based on the value of fund shares as of December 31, 2014:

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
William Adams IV	$0	Over $	100,000
Jack B. Evans	$0	Over $	100,000
William C. Hunter	$0	Over $	100,000
David J. Kundert	$0	Over $	100,000
John K. Nelson	$0	Over $	100,000
William J. Schneider	$0	Over $	100,000
Thomas S. Schreier, Jr.	$0	Over $	100,000
Judith M. Stockdale	$0	Over $	100,000
Carole E. Stone	$0	Over $	100,000
Virginia L. Stringer	$0	Over $	100,000
Terence J. Toth	$0	Over $	100,000

As of January 5, 2015, the officers and trustees of the Trust, in the aggregate, owned less than 1% of the shares of the Fund.

As of January 5, 2015, none of the independent trustees or their immediate family members owned, beneficially, or of record, any securities in (i) an investment adviser or principal underwriter of the Fund or (ii) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.

Sales Loads

Trustees of the Trust and certain other Fund affiliates may purchase the Fund’s Class I shares. See the Fund’s Prospectus for details.

SERVICE PROVIDERS

Investment Adviser

Nuveen Fund Advisors, located at 333 West Wacker Drive, Chicago, Illinois 60606, serves as the investment adviser of the Fund, with responsibility for the overall management of the Fund. The Adviser is also responsible for managing the Fund’s business affairs and providing day-to-day administrative services to the Fund. The Adviser has selected its affiliate, Nuveen Asset Management, located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as sub-adviser to manage the investment portfolio of the Fund. For additional information regarding the management services performed by the Adviser and the Sub-Adviser, see “Who Manages the Fund” in the Prospectus.

The Adviser is an affiliate of the Distributor, which is located at 333 West Wacker Drive, Chicago, Illinois 60606. The Distributor is the principal underwriter for the Nuveen Mutual Funds, and has served as co-managing underwriter for the shares of the Nuveen Closed-End Funds. The Adviser and the Distributor are subsidiaries of Nuveen Investments.

On October 1, 2014, Nuveen Investments was acquired by TIAA-CREF, a national financial services organization.

For the management services and facilities furnished by the Adviser, the Fund has agreed to pay an annual management fee at a rate set forth in the Prospectus under “Who Manages the Fund.” In addition, the Adviser has agreed to waive all or a portion of its management fee or reimburse certain expenses of the Fund. The Prospectus includes current fee waivers and expense reimbursements for the Fund.

The Fund’s management fee is divided into two components—a complex-level fee based on the aggregate amount of all eligible Nuveen Fund assets and a specific fund-level fee based only on the amount of assets within the Fund. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser. Under no circumstances will this pricing structure result in the Fund paying management fees at a rate higher than would otherwise have been applicable had the complex-wide management fee structure not been implemented.

The Fund has agreed to pay an annual fund-level management fee, payable monthly, based upon the average daily net assets of the Fund as set forth in the Prospectus.

The annual complex-level management fee for the Fund, payable monthly, which is additive to the fund-level fee, is based on the aggregate amount of total eligible assets managed for all Nuveen Funds as stated in the table below:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1691%
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Except as described below, eligible assets include the net assets of all Nuveen-branded closed-end and open-end registered investment companies organized in the United States. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen Fund complex in connection with Nuveen Fund Advisors’ assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of September 30, 2014, the complex-level fee rate was 0.1646%.

The following table sets forth the management fees (net of fee waivers and expense reimbursements) paid by the Fund and the fees waived and expenses reimbursed by the Adviser for the specified periods.

Amount of Management Fees (Net of Fee Waivers and Expense Reimbursements by the Adviser)		Amount of Fees Waived and Expenses Reimbursed by the Adviser
9/26/13- 10/31/13	11/1/13- 9/30/14	9/26/13- 10/31/13	11/1/13- 9/30/14
$—	$—	$16,212	$49,840

In addition to the Adviser’s management fee, the Fund also pays a portion of the Trust’s general administrative expenses allocated in proportion to the net assets of the Fund. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

Sub-Adviser

The Adviser has selected its affiliate, Nuveen Asset Management, to serve as sub-adviser to manage the investment portfolio of the Fund. Nuveen Asset Management is responsible for selecting the Fund’s investment strategies. The Adviser pays Nuveen Asset Management a portfolio management fee out of the advisory fee paid to the Adviser for its services to the Fund.

Portfolio Managers

David A. Friar, Keith B. Hembre, CFA, and Derek B. Bloom, CFA, have primary responsibility for the day-to-day implementation of the investment strategies of the Fund.

Compensation

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long-term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus. The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s pre-tax investment performance, generally measured over the past one- and three- or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, have received equity interests in the parent company of Nuveen Investments. In addition, certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table below.

Other Accounts Managed

In addition to the Fund, as of September 30, 2014, the portfolio managers were also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets	Number of Accounts with Performance- Based Fees	Assets of Accounts with Performance- Based Fees
David A. Friar	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	9 0 12	$3.3 billion 0 504.6 million	0 0 0	$0 0 0
Keith B. Hembre	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	10 0 9	2.5 billion 0 102.9 million	0 0 0	0 0 0
Derek B. Bloom	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	5 0 0	875.5 million 0 0	0 0 0	0 0 0

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for the Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Beneficial Ownership of Securities

The following table indicates as of September 30, 2014 the value, within the indicated range, of shares beneficially owned by the portfolio managers in the Fund. For purposes of this table, the following letters indicate the range listed next to each letter:

A	-	$0
B	-	$1 - $10,000
C	-	$10,001 - $50,000
D	-	$50,001 - $100,000
E	-	$100,001 - $500,000
F	-	$500,001 - $1,000,000
G	-	More than $1 million

Name of Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in Fund Managed
David A. Friar	A
Keith B. Hembre	A
Derek B. Bloom	A

Transfer Agent

The Fund’s transfer, shareholder services, and dividend paying agent is Boston Financial Data Services, Inc. (“BFDS”), 2000 Crown Colony Drive, Quincy, MA 02169.

Custodian

U.S. Bank National Association (“U.S. Bank”), 1555 North RiverCenter Drive, Suite 302, Milwaukee, WI 53202, acts as the custodian for the Fund (the “Custodian”). U.S. Bank is a subsidiary of U.S. Bancorp. The Custodian takes no part in determining the investment policies of the Fund or in deciding which securities are purchased or sold by the Fund. All of the instruments representing the investments of the Fund and all cash are held by the Custodian. The Custodian delivers securities against payment upon sale and pays for securities against delivery upon purchase. The Custodian also remits Fund assets in payment of Fund expenses, pursuant to instructions of the Trust’s officers or resolutions of the Board of Trustees.

As compensation for its services as custodian to the Fund, the Custodian is paid a monthly fee calculated on an annual basis equal to 0.005% of the Fund’s average daily net assets. In addition, the Custodian is reimbursed for its out-of-pocket expenses incurred while providing services to the Fund. The Custodian continues to serve so long as its appointment is approved at least annually by the Board of Trustees including a majority of the trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act.

Distributor

Nuveen Securities, LLC, 333 West Wacker Drive, Chicago, Illinois 60606, serves as the distributor for the Fund’s shares pursuant to a “best efforts” arrangement as provided by a Distribution Agreement dated August 1, 1998 (the “Distribution Agreement”). Pursuant to the Distribution Agreement, the Fund appointed the Distributor to be its agent for the distribution of the Fund’s shares on a continuous offering basis.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”), One North Wacker Drive, Chicago, Illinois 60606, independent registered public accounting firm, has been selected as auditors for the Fund. In addition to audit services, PwC provides assistance on accounting, tax and related matters.

CODES OF ETHICS

The Fund, the Adviser, Nuveen Asset Management and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act and with respect to the Adviser and the Sub-Adviser, Rule 204A-1 under the Investment Advisers Acts of 1940, as amended, addressing personal securities transactions and other conduct by investment personnel and access persons who may have access to information about the Fund’s securities transactions. The codes are intended to address potential conflicts of interest that can arise in connection with personal trading activities of such persons. Persons subject to the codes are generally permitted to engage in personal securities transactions, including investing in securities eligible for investment by the Fund, subject to certain prohibitions, which may include prohibitions on investing in certain types of securities, pre-clearance requirements, blackout periods, annual and quarterly reporting of personal securities holdings and limitations on personal trading of initial public offerings. Violations of the codes are subject to review by the Board of Trustees and could result in severe penalties.

PROXY VOTING POLICIES

The Fund has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Fund are voted consistently and solely in the best economic interests of the Fund.

A member of the Fund’s management team is responsible for oversight of the Fund’s proxy voting process. With regard to equity securities, Nuveen Asset Management has engaged the services of Institutional Shareholder Services Inc. (“ISS”) to make recommendations on the voting of proxies relating to securities held by the Fund and managed by Nuveen Asset Management. ISS provides voting recommendations based upon established guidelines and practices. Nuveen Asset Management reviews and frequently follows ISS recommendations. However, on selected issues, Nuveen Asset Management may not vote in accordance with the ISS recommendations when it believes that specific ISS recommendations are not in the best economic interest of the Fund. If Nuveen Asset Management manages the assets of a company or its pension plan and any of Nuveen Asset Management’s clients hold any securities of that company, Nuveen Asset Management will vote proxies relating to such company’s securities in accordance with the ISS recommendations to avoid any conflict of interest. Where a material conflict of interest has been identified by Nuveen Asset Management and ISS does not offer a recommendation on the matter, Nuveen Asset Management shall disclose the conflict and Nuveen Asset Management’s Proxy Voting Committee shall determine the manner in which to vote and notify the Fund’s Board of Trustees or its designated committee.

Although Nuveen Asset Management has affiliates that provide investment advisory, broker-dealer, insurance or other financial services, Nuveen Asset Management does not receive non-public information about the business arrangements of such affiliates (except with regard to major distribution partners of its investment products) or the directors, officers and employees of such affiliates. Therefore, Nuveen Asset Management is unable to consider such information when determining whether there are material conflicts of interests.

Nuveen Asset Management has adopted the ISS Proxy Voting Guidelines. While these guidelines are not intended to be all-inclusive, they do provide guidance on the Sub-Adviser’s general voting policies.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling (800) 257-8787 or by accessing the SEC’s website at http://www.sec.gov.

PORTFOLIO TRANSACTIONS

Decisions with respect to which securities are to be bought or sold, the total amount of securities to be bought or sold, the broker-dealer with or through which the securities transactions are to be effected and the commission rates applicable to the trades are made by Nuveen Asset Management.

In selecting a broker-dealer to execute securities transactions, Nuveen Asset Management considers the full range and quality of a broker-dealer’s services including, among other things: the value, nature and quality of any brokerage and research products and services; execution capability; commission rate; financial responsibility (including willingness to commit capital); the likelihood of price improvement; the speed of execution and likelihood of execution for limit orders; the ability to minimize market impact; the maintenance of the confidentiality of orders; and responsiveness of the broker-dealer. The determinative factor is not the lowest possible commission cost but whether the transaction represents the best qualitative execution for the Fund. Subject to the satisfaction of its obligation to seek best execution, another factor considered by Nuveen Asset Management in selecting a broker-dealer may include the broker-dealer’s access to initial public offerings.

For certain transactions, Nuveen Asset Management may cause the Fund to pay a broker-dealer a commission higher than that which another broker-dealer might have charged for effecting the same transaction (a practice commonly referred to as “paying up”). Nuveen Asset Management may cause the Fund to pay up in recognition of the value of the brokerage and research products and services provided by the broker-dealer. The broker-dealer may directly provide such products or services to the Fund or purchase them from a third party for the Fund. In such cases, Nuveen Asset Management is in effect paying for the brokerage and research products and services with client commissions – so-called “soft dollars.” Nuveen Asset Management will only cause the Fund to pay up if Nuveen Asset Management, subject to its overall duty to seek best execution, determine in good faith that the amount of such commission is reasonable in relation to the value of the brokerage and research products and services provided by such broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of Nuveen Asset Management with respect to the managing of its accounts.

The types of research products and services Nuveen Asset Management receives include economic analysis and forecasts, financial market analysis and forecasts, industry and company specific analysis, performance monitoring, interest rate forecasts, arbitrage relative valuation analysis of various debt securities, analysis of U.S. Treasury securities, research-dedicated computer software and related consulting services and other services that assist in the investment decision making process. Research products and services are received primarily in the form of written reports, computer-generated services, telephone contacts and personal meetings with security analysts. Research services may also be provided in the form of meetings arranged by broker-dealers with corporate management teams and spokespersons, as well as industry spokespersons.

The brokerage and research products and services Nuveen Asset Management receives from broker-dealers supplement Nuveen Asset Management’s own normal research activities. As a practical matter, Nuveen Asset Management could not, on its own, generate all of the research that broker-dealers provide without materially increasing expenses. The brokerage and research products and services Nuveen Asset Management receives from broker-dealers may be put to a variety of uses and may be provided as part of a product that bundles research and brokerage products with other products into one package as further described below. Nuveen Asset Management reduces its expenses through its use of soft dollars.

As a general matter, the brokerage and research products and services Nuveen Asset Management receives from broker-dealers are used to service all of Nuveen Asset Management’s accounts, including the Fund. However, any particular brokerage and research product or service may not be used to service each and every account, and may not benefit the particular accounts that generated the brokerage commissions. For example, equity commissions are used for brokerage and research products and services utilized in managing fixed income accounts.

Nuveen Asset Management receives brokerage or research products or services that it also uses for business purposes unrelated to brokerage or research. For example, certain brokerage services are provided as a part of a product that bundles many separate and distinct brokerage, execution, investment management, custodial and recordkeeping services into one package. Market data services are a specific example of mixed use services that Nuveen Asset Management might acquire because certain employees of Nuveen Asset Management may use such services for marketing or administrative purposes while others use them for research purposes. The acquisition of mixed use products and services causes a conflict of interest for Nuveen Asset Management, in that, clients pay up for this type of brokerage or research product or service while the product or service also directly benefits Nuveen Asset Management. For this reason, and in accordance with general SEC guidance, Nuveen Asset Management makes a good faith effort to determine what percentage of the product or service is used for non-brokerage or research purposes and pay cash (“hard dollars”) for such percentage of the total cost. To ensure that its practices are consistent with its fiduciary responsibilities to its clients and to address this conflict, Nuveen Asset Management makes all determinations with regard to whether mixed use items may be acquired and, if so, what the appropriate allocations are between soft dollar and hard dollar payments for such products and services. These determinations themselves represent a conflict of interest as Nuveen Asset Management has a financial incentive to allocate a greater proportion of the cost of mixed use products to soft dollars.

Many of the Fund’s portfolio transactions involve payment of a brokerage commission by the Fund. In some cases, transactions are with dealers or issuers who act as principal for their own accounts and not as brokers. Transactions effected on a principal basis, other than certain transactions effected on a so-called riskless principal basis, are made without the payment of brokerage commissions but at net prices which usually include a spread or markup. In effecting transactions in over-the-counter securities, the Fund typically deal with market makers unless it appears that better price and execution are available elsewhere.

It is expected that the Fund will purchase most foreign equity securities in the over-the-counter markets or stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located if that is the best available market. The commission paid in connection with foreign stock transactions may be higher than negotiated commissions on U.S. transactions. There generally is less governmental supervision and regulation of foreign stock exchanges than in the United States. Foreign securities settlements may in some instances be subject to delays and related administrative uncertainties.

Foreign equity securities may be held in the form of depositary receipts or securities convertible into foreign equity securities. Depositary receipts may be listed on stock exchanges or traded in the over-the-counter markets in the United States or overseas. The foreign and domestic debt securities and money market instruments in which the Fund may invest are generally traded in the over-the-counter markets.

The Fund does not effect any brokerage transactions in their portfolio securities with any broker or dealer affiliated directly or indirectly with the Adviser, Nuveen Asset Management or Distributor unless such transactions, including the frequency thereof, the receipt of commission payable in connection therewith, and the selection of the affiliated broker or dealer effecting such transactions are not unfair or unreasonable to the shareholders of the Fund, as determined by the Board of Trustees. Any transactions with an affiliated broker or dealer must be on terms that are both at least as favorable to the Fund as the Fund can obtain elsewhere and at least as favorable as such affiliated broker or dealer normally gives to others.

When two or more clients of Nuveen Asset Management are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in a manner considered by Nuveen Asset Management to be equitable to each client. In some cases, this system could have a detrimental effect on the price or volume of the security as far as each client is concerned. In other cases, however, the ability of the clients to participate in volume transactions may produce better executions for each client.

The following table sets forth the aggregate amount of brokerage commissions paid by the Fund for the specified periods:

Aggregate Amount of Brokerage Commissions
9/26/13- 10/31/13	11/1/13- 9/30/14
$718	$2,056

During the fiscal period ended September 30, 2014, the Fund did not pay commissions to brokers in return for research services.

The Fund did not acquire during the fiscal period ended September 30, 2014 any securities of its regular brokers or dealers as defined in Rule 10b-1 under the 1940 Act or of the parents of the brokers or dealers.

Under the 1940 Act, the Fund may not purchase portfolio securities from any underwriting syndicate of which the Distributor is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the terms of a security purchased by the Fund, the amount of securities that may be purchased in any one issue and the assets of the Fund that may be invested in a particular issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees, including a majority of the independent trustees.

Portfolio Trading and Turnover

The Fund will make changes in its investment portfolio from time to time in order to seek to take advantage of opportunities in the market and to limit exposure to market risk. The Fund may also engage to a limited extent in short-term trading consistent with their investment objectives. Changes in the Fund’s investments are known as “portfolio turnover.”

The increase in portfolio turnover over the past fiscal period for the Fund was the result the prior fiscal period being approximately one month long.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Nuveen Mutual Funds have adopted a portfolio holdings disclosure policy which governs the dissemination of the Fund’s portfolio holdings. In accordance with this policy, the Fund may provide portfolio holdings information to third parties no earlier than the time a report is filed with the SEC that is required to contain such information or one day after the information is posted on the Fund’s publicly accessible website, www.nuveen.com. A complete list of portfolio holdings information is generally made available on the Fund’s website ten business days after the end of the month. Additionally, the Fund publishes on the website a list of its top ten holdings as of the end of each month, approximately two to five business days after the end of the month for which the information is current. This information will remain available on the website at least until the Fund files with the SEC its Form N-CSR or Form N-Q for the period that includes the date as of which the website information is current.

Additionally, the Fund may disclose portfolio holdings information that has not been included in a filing with the SEC or posted on the Fund’s website (i.e., non-public portfolio holdings information) only if there is a legitimate business purpose for doing so and if the recipient is required, either by explicit agreement or by virtue of the recipient’s duties to the Fund as an agent or service provider, to maintain the confidentiality of the information and to not use the information in an improper manner (e.g., personal trading). In this connection, the Fund may disclose on an ongoing basis non-public portfolio holdings information in the normal course of its investment and administrative operations to various service providers, including the Adviser and/or Sub-Adviser, independent registered public accounting firm, custodian, financial printer, proxy voting service(s), and to the legal counsel for the Fund’s independent trustees. Also, the Adviser may transmit to service providers non-public portfolio holdings information to enable the Adviser to perform portfolio attribution analysis using third-party systems and software programs. The Adviser and/or Sub-Adviser may also provide certain portfolio holdings information to broker-dealers from time to time in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities. In providing this information, reasonable precautions are taken in an effort to avoid potential misuse of the disclosed information, including limitations on the scope of the portfolio holdings information disclosed, when appropriate. The Fund, the Adviser, and the Sub-Adviser have not received compensation or other consideration in exchange for the disclosure of portfolio holdings.

Non-public portfolio holdings information may be provided to other persons if approved by the Fund’s Chief Administrative Officer or Secretary upon a determination that there is a legitimate business purpose for doing so, the disclosure is consistent with the interests of the Fund, and the recipient is obligated to maintain the confidentiality of the information and not misuse it.

Compliance officers of the Fund and the Adviser and Sub-Adviser periodically monitor overall compliance with the policy to ascertain whether portfolio holdings information is disclosed in a manner that is consistent with the Fund’s policy. Reports are made to the Fund’s Board of Trustees on an annual basis.

There is no assurance that the Fund’s policies on portfolio holdings information will protect the Fund from the potential misuse of portfolio holdings information by individuals or firms in possession of such information.

The following parties currently receive non-public portfolio holdings information regarding one or more of the Nuveen Mutual Funds on an ongoing basis pursuant to the various arrangements described above:

ADP Investor Communications Services

Advent

Barclays Capital, Inc.

Barra

Bloomberg

Broadridge Systems

Cardinal Print

Chapman and Cutler LLP

Commerz Markets LLC

Coates Analytics

Eagle Investment Systems, LLC

Electra Information Systems

Ernst & Young LLP

FactSet Research Systems

Financial Graphic Services

Glass, Lewis & Co.

Interactive Data Pricing and Reference

Investortools

ISS

KPMG LLP

Lipper Inc.

Markit

Moody’s

Morningstar, Inc.

Narrative Science

PricewaterhouseCoopers LLP

PricingDirect Inc.

Rimes Technologies Corporation

R.R. Donnelley

Simcorp USA

Standard & Poor’s

State Street Bank & Trust Co.

Strategic Insight

ThomsonReuters LLC

U.S. Bancorp Fund Services, LLC

U.S. Bank N.A.

Vestek Systems, Inc.

Vickers

Wilshire Associates Incorporated

NET ASSET VALUE

The Fund’s net asset value is determined as set forth in the Prospectus under “General Information—Net Asset Value.”

SHARES OF BENEFICIAL INTEREST

The Board of Trustees of the Trust is authorized to issue an unlimited number of shares in one or more series, which may be divided into classes of shares. Currently, there are 20 series authorized and outstanding, each of which may be generally divided into different classes of shares designated as Class A shares, Class C shares, Class R3 shares, Class R6 shares and Class I shares. Each class of shares represents an interest in the same portfolio of investments of the Fund. Each class of shares has equal rights as to voting, redemption, dividends and liquidation, except that each bears different class expenses, including different distribution and service fees, and each has exclusive voting rights with respect to any distribution or service plan applicable to its shares. There are no conversion, preemptive or other subscription rights. The Board of Trustees of the Trust has the right to establish additional series and classes of shares in the future, to change those series or classes and to determine the preferences, voting powers, rights and privileges thereof.

The Trust is not required and does not intend to hold annual meetings of shareholders. Shareholders owning more than 10% of the outstanding shares of the Fund have the right to call a special meeting to remove trustees or for any other purpose.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees. The Trust’s Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or the Fund itself was unable to meet its obligations. The Trust believes the likelihood of the occurrence of these circumstances is remote.

As of January 5, 2015, Nuveen Investments owned 100.00% of the Fund and, accordingly, controlled the Fund. A party that controls the Fund may be able to significantly influence the outcome of any item presented to shareholders for approval.

TAX MATTERS

Federal Income Tax Matters

This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Fund. This section is current as of the date of this SAI. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers. For example, this summary generally does not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer or other investor with special circumstances, or if you are investing through a tax-deferred account, such as an IRA or 401(k) plan. In addition, this section does not describe your state, local or non-U.S. tax consequences. This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, Fund’s counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Fund. Consequently, this summary may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law. As with any investment, you should seek advice based on your individual circumstances from your own tax professional.

Fund Status

The Fund intends to qualify as a “regulated investment company” under the federal tax laws. If the Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes. If the Fund fails for any taxable year to qualify as a regulated investment company for federal income tax purposes, the Fund itself will generally be subject to federal income taxation (which will reduce the amount of Fund income available for distribution) and your tax consequences will be different from those described in this section (for example, all distributions to you will generally be taxed as ordinary income, even if those distributions are derived from capital gains realized by the Fund).

Qualification as a Regulated Investment Company

As a regulated investment company, the Fund generally will not be subject to federal income tax on the portion of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income and 90% of its net tax-exempt interest income for the year (the “Distribution Requirement”) and satisfies certain other requirements of the Code that are generally described below. The Fund also intends to make such distributions as are necessary to avoid the otherwise applicable 4% non-deductible excise tax on certain undistributed earnings.

In addition to satisfying the Distribution Requirement, the Fund must, among other things, derive in each taxable year at least 90% of its gross income from (1) dividends, interest, certain payments with respect to securities loans, gains from the sale or disposition of stock, securities or non-U.S. currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (2) net income derived from an interest in “qualified publicly traded partnerships” (as such term is defined in the Code). The Fund must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund’s taxable year, (1) 50% or more of the value of the Fund’s assets must be represented by cash and cash items (including receivables), United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund’s assets may be invested in securities of (a) any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses or (b) in the securities of one or more “qualified publicly traded partnerships” (as such term is defined in the Code). There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis and certain corrective action is taken and certain tax payments are made by the Fund.

Distributions

Fund distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the Fund’s distributions into three categories, ordinary income distributions, capital gains dividends and returns of capital. Ordinary income distributions are generally taxed at your ordinary tax rate, however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your shares. To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be immediately taxable to you unless the distribution exceeds your basis in your shares. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year. Under the “Health Care and Education Reconciliation Act of 2010,” income from the Fund may also be subject to a new 3.8 percent “Medicare tax” imposed for taxable years beginning after 2012. This tax will generally apply to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

Dividends Received Deduction

A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to dividends received from the Fund, because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Fund from certain corporations may be reported by the Fund as being eligible for the dividends received deduction.

If You Sell or Redeem Shares

If you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your shares.

Taxation of Capital Gains and Losses

If you are an individual, the maximum marginal stated federal tax rate for net capital gains is generally 20% for taxpayers in the 39.6% tax bracket, 15% for taxpayers in the 25%, 28%, 33% and 35% tax brackets and 0% for taxpayers in the 10% and 15% tax brackets. Capital gains received from assets held for more than one year that are considered “unrecaptured section 1250 gain” (which may be the case, for example, with some capital gains attributable to equity interests in real estate investment trusts that constitute interests in entities treated as real estate investment trusts for federal tax purposes) are taxed at a maximum stated rate of 25%. In the case of capital gains dividends, the determination of which portion of the capital gains dividend, if any, is subject to the 25% tax rate, will be made based on rules prescribed by the United States Treasury. Capital gains may also be subject to the “Medicare tax” described above.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your share at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations.

Taxation of Certain Ordinary Income Dividends

Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. Distributions with respect to shares in real estate investment trusts are qualifying dividends only in limited circumstances. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

In-Kind Distributions

Under certain circumstances, as described in the Prospectus, you may receive an in-kind distribution of Fund securities when you redeem shares or when the Fund terminates. This distribution will be treated as a sale for federal income tax purposes and you will generally recognize gain or loss, generally based on the value at that time of the securities and the amount of cash received. The Internal Revenue Service could, however, assert that a loss may not be currently deducted.

Exchanges

If you exchange shares of the Fund for shares of another Nuveen Mutual Fund, the exchange would generally be considered a sale for federal income tax purposes.

Deductibility of Fund Expenses

Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of the Fund expenses as income. In these cases you may be able to take a deduction for these expenses. However, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individuals only to the extent that all of these deductions exceed 2% of the individual’s adjusted gross income. Some individuals may also be subject to further limitations on the amount of their itemized deductions, depending on their income.

Non-U.S. Tax Credit

If the Fund invests in any non-U.S. securities, the tax statement that you receive may include an item showing non-U.S. taxes the Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes the Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

Investments in Certain Non-U.S. Corporations

If the Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax. Dividends paid by PFICs are not treated as qualified dividend income.

Non-U.S. Investors

If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will be characterized as dividends for federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from the Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. In addition, distributions in respect of shares may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners. Dispositions of shares by such persons may be subject to such withholding after December 31, 2016.

Capital Loss Carry-Forward

When the Fund has a capital loss carry-forward, it does not make capital gains distributions until the loss has been offset or expired. As of September 30, 2014, the Fund had capital loss carry-forwards available for federal income tax purposes, expiring in the year indicated.

Expiration Year	Capital Loss Carry-Forwards (000’s omitted)
—*	$57,767

*	Not subject to expiration.

PURCHASE AND REDEMPTION OF FUND SHARES

As described in the Prospectus, the Fund provides you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences.

Each class of shares of the Fund represents an interest in the same portfolio of investments. Each class of shares is identical in all respects except that each class bears its own class expenses, including distribution and administration expenses, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary among the Fund’s classes of shares. There are no conversion, preemptive or other subscription rights.

Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. For example, class-specific expenses generally will include distribution and service fees for those classes that pay such fees.

The expenses to be borne by specific classes of shares may include (i) transfer agency fees attributable to a specific class of shares, (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iii) SEC and state securities registration fees incurred by a specific class of shares, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (v) litigation or other legal expenses relating to a specific class of shares, (vi) trustees’ fees or expenses incurred as a result of issues relating to a specific class of shares, (vii) accounting expenses relating to a specific class of shares and (viii) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares.

Class A Shares

Class A shares may be purchased at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus. Shareholders may qualify for a reduced sales charge, or the sales charge may be waived in its entirety, as described below. Class A shares are also subject to an annual service fee of 0.25%. See “Distribution and Service Plan.” Set forth below is an example of the method of computing the offering price of the Class A shares of the Fund. The example assumes a purchase on September 30, 2014 of Class A shares of the Fund aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares.

Net asset value per share	$20.35
Per share sales charge—5.75% of public offering price (6.09% of net asset value per share)	1.24

Per share offering price to the public	$21.59

The Fund receives the entire net asset value of all Class A shares that are sold. The Distributor retains the full applicable sales charge from which it pays the uniform reallowances shown in the Prospectus to financial intermediaries.

Reduction or Elimination of Up-Front Sales Charge on Class A Shares

Rights of Accumulation. You may qualify for a reduced sales charge on a purchase of Class A shares of the Fund if the amount of your purchase, when added to the value that day of all of your shares of any Nuveen Mutual Fund, falls within the amounts stated in the Class A Sales Charges and Commissions table in “How You Can Buy and Sell Shares” in the Prospectus. You or your financial advisor must notify the Distributor or the Fund’s transfer agent of any cumulative discount whenever you plan to purchase Class A shares of the Fund that you wish to qualify for a reduced sales charge.

Letter of Intent. You may qualify for a reduced sales charge on a purchase of Class A shares of the Fund if you plan to purchase Class A shares of Nuveen Mutual Funds over the next 13 months and the total amount of your purchases would, if purchased at one time, qualify you for one of the reduced sales charges shown in the Class A Sales Charges and Commissions table in “How You Can Buy and Sell Shares” in the Prospectus. In order to take advantage of this option, you must complete the applicable section of the Application Form or sign and deliver to your financial advisor or other financial intermediary or to the Fund’s transfer agent a written Letter of Intent in a form acceptable to the Distributor. A Letter of Intent states that you intend, but are not obligated, to purchase over the next 13 months a stated total amount of Class A shares that would qualify you for a reduced sales charge shown above. You may count shares of all Nuveen Mutual Funds that you already own and any Class C and Class I shares of a Nuveen Mutual Fund that you purchase over the next 13 months towards completion of your investment program, but you will receive a reduced sales charge only on new Class A shares you purchase with a sales charge over the 13 months. You cannot count towards completion of your investment program Class A shares that you purchase without a sales charge through investment of distributions from a Nuveen Mutual Fund or a Nuveen Defined Portfolio, or otherwise.

By establishing a Letter of Intent, you agree that your first purchase of Class A shares of the Fund following execution of the Letter of Intent will be at least 5% of the total amount of your intended purchases. You further agree that shares representing 5% of the total amount of your intended purchases will be held in escrow pending completion of these purchases. All dividends and capital gains distributions on Class A shares held in escrow will be credited to your account. If total purchases, less redemptions, prior to the expiration of the 13 month period equal or exceed the amount specified in your Letter of Intent, the Class A shares held in escrow will be transferred to your account. If the total purchases, less redemptions, are less than the amount specified, you must pay the

Distributor an amount equal to the difference between the amounts paid for these purchases and the amounts which would have been paid if the higher sales charge had been applied. If you do not pay the additional amount within 20 days after written request by the Distributor or your financial advisor, the Distributor will redeem an appropriate number of your escrowed Class A shares to meet the required payment. By establishing a Letter of Intent, you irrevocably appoint the Distributor as attorney to give instructions to redeem any or all of your escrowed shares, with full power of substitution in the premises.

You or your financial advisor must notify the Distributor or the Fund’s transfer agent whenever you make a purchase of Fund shares that you wish to be covered under the Letter of Intent option.

For purposes of determining whether you qualify for a reduced sales charge as described under Rights of Accumulation and Letter of Intent, you may include together with your own purchases those made by your spouse or domestic partner and your children under the age of 21 years, whether these purchases are made through a taxable or non-taxable account. You may also include purchases made by a corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing. In addition, a trustee or other fiduciary can count all shares purchased for a single trust, estate or other single fiduciary account that has multiple accounts (including one or more employee benefit plans of the same employer).

Elimination of Sales Charge on Class A Shares. Class A shares of the Fund may be purchased at net asset value without a sales charge by the following categories of investors:

•	investors purchasing $1,000,000 or more;

•	current and former trustees/directors of the Nuveen Funds;

•

full-time and retired employees and directors of Nuveen Investments, and subsidiaries thereof, or their immediate family members (immediate family members are defined as their spouses or domestic partners, parents, children, grandparents, grandchildren, parents-in-law, sons-in-law and daughters-in-law, siblings, a sibling’s spouse and a spouse’s siblings);

•	any person who, for at least the last 90 days, has been an officer, director or employee of any financial intermediary, or their immediate family members;

•

bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

•	investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

•	clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services;

•	employer-sponsored retirement plans except SEPs, SAR-SEPs, SIMPLE IRAs and KEOGH plans; and

•

investors purchasing through a financial intermediary that has entered into an agreement with the Distributor to offer the Fund’s shares to self-directed investment brokerage accounts and that may or may not charge a transaction fee to its customers.

You or your financial advisor must notify the Distributor or the Fund’s transfer agent whenever you make a purchase of Class A shares of the Fund that you wish to be covered under these special sales charge waivers.

Class A shares of the Fund may be issued at net asset value without a sales charge in connection with the acquisition by the Fund of another investment company. All purchases under the special sales charge waivers will be subject to minimum purchase requirements as established by the Fund.

The reduced sales charge programs may be modified or discontinued by the Fund at any time. For more information about the purchase of Class A shares or the reduced sales charge program, or to obtain the required application forms, call Nuveen Investor Services toll-free at (800) 257-8787.

Class C Shares

You may purchase Class C shares at a public offering price equal to the applicable net asset value per share without any up-front sales charge. Class C shares are subject to an annual distribution fee of 0.75% to compensate the Distributor for paying your financial advisor or other financial intermediary an ongoing sales commission. Class C shares are also subject to an annual service fee of 0.25% to compensate financial intermediaries for providing you with ongoing financial advice and other account services. The Distributor compensates financial intermediaries for sales of Class C shares at the time of the sale at a rate of 1.00% of the amount of Class C shares purchased, which represents an advance of the first year’s distribution fee of 0.75% plus an advance on the first year’s annual service fee of 0.25%. See “Distribution and Service Plan.”

Class C share purchase orders equaling or exceeding $1,000,000 will not be accepted. In addition, Class C share purchase orders for a single purchaser that, when added to the value that day of all of such purchaser’s shares of any class of any Nuveen Mutual Fund, cause the purchaser’s cumulative total of shares in Nuveen Mutual Funds to equal or exceed $1,000,000 will not be accepted. Your financial intermediary may set a lower maximum for Class C shares. Shareholders purchasing Class C shares should consider whether they would qualify for a reduced or eliminated sales charge on Class A shares that would make purchasing Class A shares a better choice. Class A share sales charges can be reduced or eliminated based on the size of the purchase, or pursuant to a letter of intent or rights of accumulation. See “Reduction or Elimination of Up-Front Sales Charge on Class A Shares” above.

Redemption of Class C shares within 12 months of purchase may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% of the lower of the purchase price or redemption proceeds. Because Class C shares do not convert to Class A shares and continue to pay an annual distribution fee indefinitely, Class C shares should normally not be purchased by an investor who expects to hold shares for significantly longer than eight years.

Reduction or Elimination of Contingent Deferred Sales Charge

Class A shares are normally redeemed at net asset value, without any CDSC. However, in the case of Class A shares purchased at net asset value without a sales charge because the purchase amount exceeded $1 million, a CDSC is imposed on any redemption within 12 months of purchase. Class C shares are redeemed at net asset value, without any CDSC, except that a CDSC of 1.00% is imposed upon any redemption within 12 months of purchase (except in cases where a shareholder is eligible for a waiver).

In determining whether a CDSC is payable, the Fund will first redeem shares not subject to any charge and then will redeem shares held for the longest period, unless the shareholder specifies another order. No CDSC is charged on shares purchased as a result of automatic reinvestment of dividends or capital gains paid. In addition, no CDSC will be charged on exchanges of shares into another Nuveen Mutual Fund. The holding period is calculated on a monthly basis and begins on the first day of the month in which the purchase was made. The CDSC is assessed on an amount equal to the lower of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases of net asset value above the initial purchase price. The Distributor receives the amount of any CDSC shareholders pay.

The CDSC may be waived or reduced under the following circumstances: (i) in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (ii) in the event of the death of the shareholder (including a registered joint owner); (iii) for redemptions made pursuant to a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account’s net asset value depending on the frequency of the plan as designated by the shareholder; (iv) redemptions in connection with a payment of account or plan fees; (v) redemptions in connection with the exercise of the Fund’s right to redeem all shares in an account that does not maintain a certain minimum balance or that the Board of Trustees has determined may have material adverse consequences to the shareholders of the Fund; (vi) in whole or in part for redemptions of shares by shareholders with accounts in excess of specified breakpoints that correspond to the breakpoints under which the up-front sales charge on Class A shares is reduced pursuant to Rule 22d-1 under the Act; (vii) redemptions of shares purchased under circumstances or by a category of investors for which Class A shares could be purchased at net asset value without a sales charge; (viii) redemptions of Class C shares in cases where the Distributor did not advance the first year’s service and distribution fees when such shares were purchased; and (ix) redemptions of Class A shares where the Distributor did not pay a sales commission when such shares were purchased. If the Fund waives or reduces the CDSC, such waiver or reduction would be uniformly applied to all Fund shares in the particular category. In waiving or reducing a CDSC, the Fund will comply with the requirements of Rule 22d-1 under the 1940 Act.

In addition, the CDSC will be waived in connection with the following redemptions of shares held by an employer-sponsored qualified defined contribution retirement plan: (i) partial or complete redemptions in connection with a distribution without penalty under Section 72(t) of the Code from a retirement plan: (a) upon attaining age 59 1/2, (b) as part of a series of substantially equal periodic payments, or (c) upon separation from service and attaining age 55; (ii) partial or complete redemptions in connection with a qualifying loan or hardship withdrawal; (iii) complete redemptions in connection with termination of employment, plan termination or transfer to another employer’s plan or IRA; and (iv) redemptions resulting from the return of an excess contribution. The CDSC will also be waived in connection with the following redemptions of shares held in an IRA account: (i) for redemptions made pursuant to an IRA systematic withdrawal based on the shareholder’s life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(A)(iv) prior to age 59 1/2; and (ii) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder’s Nuveen IRA accounts).

Class I Shares

Class I shares are available for purchase by clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services. Such clients may include individuals, corporations, endowments and foundations. The minimum initial investment for such clients is $100,000, but this minimum will be lowered to $250 for clients of financial intermediaries that have accounts holding Class I shares with an aggregate value of at least $100,000. The Distributor may also lower the minimum to $250 for clients of financial intermediaries anticipated to reach this Class I share holdings level.

Class I shares are also available for purchase by family offices and their clients. A family office is a company that provides certain financial and other services to a high net worth family or families. The minimum initial investment for family offices and their clients is $100,000, but this minimum will be lowered to $250 for clients of family offices that have accounts holding Class I shares with an aggregate value of at least $100,000. The Distributor may also lower the minimum to $250 for clients of family offices anticipated to reach this Class I share holdings level.

Class I shares also are available for purchase, with no minimum initial investment, by the following categories of investors:

•	employer-sponsored retirement plans, except SEPs, SAR-SEPs, SIMPLE IRAs and KEOGH plans;

•

bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

•	advisory accounts of Nuveen Fund Advisors and its affiliates, including other Nuveen Mutual Funds whose investment policies permit investments in other investment companies;

•	any registered investment company that is not affiliated with the Nuveen Funds and which invests in securities of other investment companies;

•	any plan organized under section 529 under the Code (i.e., a 529 plan);

•	participants in the TIAA-CREF Investment Solutions IRA;

•

current and former trustees/directors of any Nuveen Fund, and their immediate family members (“immediate family members” are defined as spouses or domestic partners, parents, children, grandparents, grandchildren, parents-in-law, sons-in-law and daughters-in-law, siblings, a sibling’s spouse and a spouse’s siblings);

•	officers, directors and former directors of Nuveen Investments and its affiliates, and their immediate family members;

•

full-time and retired employees of Nuveen Investments and its affiliates, and their immediate family members, including any corporation, partnership, sole proprietorship or other business organization that is wholly owned by one or more of such persons; and

•	any person who, for at least the last 90 days, has been an officer, director or employee of any financial intermediary, and their immediate family members.

Any shares purchased by investors falling within any of the last four categories listed above must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the Fund.

Holders of Class I shares may purchase additional Class I shares using dividends and capital gains distributions on their shares.

If you are eligible to purchase either Class I shares or Class A shares without a sales charge at net asset value, you should be aware of the differences between these two classes of shares. Class A shares are subject to an annual service fee to compensate financial intermediaries for providing you with ongoing account services. Class I shares are not subject to a distribution or service fee and, consequently, holders of Class I shares may not receive the same types or levels of services from financial intermediaries. In choosing between Class A shares and Class I shares, you should weigh the benefits of the services to be provided by financial intermediaries against the annual service fee imposed upon the Class A shares.

Shareholder Programs

Exchange Privilege

You may exchange Fund shares into an identically registered account for the same class of another Nuveen Mutual Fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may also, under certain limited circumstances, exchange between certain classes of shares of the same Fund. An exchange between classes of shares of the same Fund may not be considered a taxable event; please consult your own tax advisor for further information.

If you hold your shares directly with the Fund, you may exchange your shares by either sending a written request to the Fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530 or by calling Nuveen Investor Services toll free at (800) 257-8787.

If you exchange shares between different Nuveen Mutual Funds and your shares are subject to a CDSC, no CDSC will be charged at the time of the exchange. However, if you subsequently redeem the shares acquired through the exchange, the redemption may be subject to a CDSC, depending on when you purchased your original shares and the CDSC schedule of the fund from which you exchanged your shares. If you exchange between classes of shares of the same Fund and your original shares are subject to a CDSC, the CDSC will be assessed at the time of the exchange.

For federal income tax purposes, an exchange between different Nuveen Mutual Funds constitutes a sale and purchase of shares and may result in capital gain or loss. Before making any exchange, you should obtain the Prospectus for the Nuveen Mutual Fund you are purchasing and read it carefully. If the registration of the account for the Fund you are purchasing is not exactly the same as that of the fund account from which the exchange is made, written instructions from all holders of the account from which the exchange is being made must be received, with signatures guaranteed by a member of an approved Medallion Signature Guarantee Program or in such other manner as may be acceptable to the Fund. You may also exchange shares by telephone if you authorize telephone exchanges by checking the applicable box on the Application Form or by calling Nuveen Investor Services toll-free at (800) 257-8787 to obtain an authorization form. The Fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange. Shareholders will be provided with at least 60 days’ notice of any material revision to or termination of the exchange privilege.

The exchange privilege is not intended to permit the Fund to be used as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management, raise expenses and otherwise have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Fund management believes doing so would be in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, or limit the amount or number of exchanges or reject any exchange. Shareholders would be notified of any such action to the extent required by law. See “Frequent Trading Policy” below.

Reinstatement Privilege

If you redeemed Class A, Class C or Class I shares of a Nuveen Mutual Fund, you have up to one year to reinvest all or part of the full amount of the redemption in the same class of shares of any Nuveen Mutual Fund at net asset value. This reinstatement privilege can be exercised only once for any redemption, and reinvestment will be made at the net asset value next calculated after reinstatement of the appropriate class of Fund shares. If you reinstate shares that were subject to a CDSC, any shares purchased pursuant to the reinstatement privilege will not be subject to a CDSC. The federal income tax consequences of any capital gain realized on a redemption will not be affected by reinstatement, but a capital loss may be disallowed in whole or in part depending on the timing, the amount of the reinvestment and the fund from which the redemption occurred.

Suspension of Right of Redemption

The Fund may suspend the right of redemption of Fund shares or delay payment more than seven days (a) during any period when the New York Stock Exchange (the “NYSE”) is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted or an emergency exists as determined by the SEC so that trading of the Fund’s investments or determination of its net asset value is not reasonably practicable, or (c) for any other periods that the SEC by order may permit for protection of Fund shareholders.

Redemption In-Kind

The Fund has reserved the right to redeem in-kind (that is, to pay redemption requests in cash and portfolio securities, or wholly in portfolio securities). Pursuant to a notice of election under Rule 18f-1, the Fund voluntarily has committed to pay in cash all requests for redemption by any shareholder, limited as to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the 90-day period.

Frequent Trading Policy

The Fund’s Frequent Trading Policy is as follows:

Nuveen Mutual Funds are intended as long-term investments and not as short-term trading vehicles. At the same time, the Fund recognizes the need of investors to periodically make purchases and redemptions of Fund shares when rebalancing their portfolios and as their financial needs or circumstances change. Nuveen Mutual Funds have adopted the following Frequent Trading Policy that seeks to balance these needs against the potential for higher operating costs, portfolio management disruption and other inefficiencies that can be caused by excessive trading of Fund shares.

1. Definition of Round Trip

A Round Trip trade is the purchase and subsequent redemption of Fund shares, including by exchange. Each side of a Round Trip trade may be comprised of either a single transaction or a series of closely-spaced transactions.

2. Round Trip Trade Limitations

Nuveen Mutual Funds limit the frequency of Round Trip trades that may be placed in the Fund. Subject to certain exceptions noted below, the Fund limits an investor to two Round Trips per trailing 60-day period.

3. Enforcement

Trades placed in violation of the foregoing policies are subject to rejection or cancellation by Nuveen Mutual Funds. Nuveen Mutual Funds may also bar an investor (and/or the investor’s financial advisor) who has violated these policies from opening new accounts with the Fund and may restrict the investor’s existing account(s) to redemptions only. Nuveen Mutual Funds reserve the right, in their sole discretion, to (a) interpret the terms and application of these policies, (b) waive unintentional or minor violations (including transactions below certain dollar thresholds) if Nuveen Mutual Funds determine that doing so does not harm the interests of Fund shareholders, and (c) exclude certain classes of redemptions from the application of the trading restrictions set forth above.

Nuveen Mutual Funds reserve the right to impose restrictions on purchases or exchanges that are more restrictive than those stated above if they determine, in their sole discretion, that a proposed transaction or series of transactions involve market timing or excessive trading that is likely to be detrimental to the Fund. The Fund may also modify or suspend the Frequent Trading Policy without notice during periods of market stress or other unusual circumstances.

The ability of Nuveen Mutual Funds to implement the Frequent Trading Policy for omnibus accounts at certain financial intermediaries may be dependent on receiving from those intermediaries sufficient shareholder information to permit monitoring of trade activity and enforcement of the Fund’s Frequent Trading Policy. In addition, the Fund may rely on a financial intermediary’s policy to restrict market timing and excessive trading if the Fund believes that the policy is reasonably designed to prevent market timing that is detrimental to the Fund. Such policy may be more or less restrictive than the Fund’s Policy. The Fund cannot ensure that these financial intermediaries will in all cases apply the Fund’s policy or their own policies, as the case may be, to accounts under their control.

Exclusions from the Frequent Trading Policy

As stated above, certain redemptions are eligible for exclusion from the Frequent Trading Policy, including: (i) redemptions or exchanges by shareholders investing through the fee-based platforms of certain financial intermediaries (where the intermediary charges an asset-based or comprehensive “wrap” fee for its services) that are effected by the financial intermediaries in connection with systematic portfolio rebalancing; (ii) when there is a verified trade error correction, which occurs when a dealer firm sends a trade to correct an earlier trade made in error and then the firm sends an explanation to the Nuveen Mutual Funds confirming that the trade is actually an error correction; (iii) in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (iv) in the event of the death of the shareholder (including a registered joint owner); (v) redemptions made pursuant to a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account’s net asset value depending on the frequency of the plan as designated by the shareholder; (vi) redemptions of shares that were purchased through a systematic investment program; (vii) involuntary redemptions caused by operation of law; (viii) redemptions in connection with a payment of account or plan fees; (ix) redemptions or exchanges by any “fund of funds” advised by the Adviser; and (x) redemptions in connection with the exercise of the Fund’s right to redeem all shares in an account that does not maintain a certain minimum balance or that the board has determined may have material adverse consequences to the shareholders of the Fund.

In addition, the following redemptions of shares by an employer-sponsored qualified defined contribution retirement plan are excluded from the Frequent Trading Policy: (i) partial or complete redemptions in connection with a distribution without penalty under Section 72(t) of the Code from a retirement plan: (a) upon attaining age 59 1/2; (b) as part of a series of substantially equal periodic payments; or (c) upon separation from service and attaining age 55; (ii) partial or complete redemptions in connection with a qualifying loan or hardship withdrawal; (iii) complete redemptions in connection with termination of employment, plan termination, transfer to another employer’s plan or IRA or changes in a plan’s recordkeeper; and (iv) redemptions resulting from the return of an excess contribution. Also, the following redemptions of shares held in an IRA account are excluded from the application of the Frequent Trading Policy: (i) redemptions made pursuant to an IRA systematic withdrawal based on the shareholder’s life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(A)(iv) prior to age 59 1/2; and (ii) redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account.

Distribution and Service Plan

The Fund has adopted a plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity which is primarily intended to result in the sale of shares, except pursuant to a plan adopted under the Rule. The Plan authorizes the Fund to pay the Distributor distribution and/or shareholder servicing fees on the Fund’s Class A and Class C shares as described below. The distribution fees under the Plan are used for the primary purpose of compensating participating intermediaries for their sales of the Fund. The shareholder servicing fees are used primarily for the purpose of providing compensation for the ongoing servicing and/or maintenance of shareholder accounts. Pursuant to the Plan, Class C shares are subject to an annual distribution fee and Class A and Class C shares are subject to the annual service fees (distribution and service fees collectively referred to herein as “12b-1 fees”). The 12b-1 fees are based on the average daily net assets of the class of shares of the Fund and are as follows:

	Annual Distribution Fee	Annual Service Fee	Total 12b-1 Fee
Class A	—	0.25%	0.25%
Class C	0.75%	0.25%	1.00%

Class I shares are not subject to either distribution or service fees.

The distribution fee applicable to Class C shares under the Fund’s Plan compensates the Distributor for expenses incurred in connection with the distribution of Class C shares. These expenses include payments to financial intermediaries, including the Distributor, who are brokers of record with respect to the Class C shares, as well as, without limitation, expenses of printing and distributing Prospectuses to persons other than shareholders of the Fund, expenses of preparing, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of Class C shares, certain other expenses associated with the distribution of Class C shares, and any other distribution-related expenses that may be authorized from time to time by the Board of Trustees.

The service fee applicable to Class A and Class C shares under the Fund’s Plan is used to compensate financial intermediaries in connection with the provision of ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders.

During the fiscal period ended September 30, 2014, the Fund incurred 12b-1 fees pursuant to its Plan in the amounts set forth in the table below. 12b-1 fees are calculated and accrued daily and paid quarterly or at such other intervals as the Board of Trustees may determine. As noted above, no 12b-1 fees are paid with respect to Class I shares. For this period, substantially all of the 12b-1 service fees on Class A shares were paid out as compensation to financial intermediaries for providing services to shareholders relating to their investments. To compensate for commissions advanced to financial intermediaries, all 12b-1 fees on Class C shares during the first year following a purchase are retained by the Distributor. After the first year following a purchase, 12b-1 fees on Class C shares are paid to financial intermediaries.

12b-1 Fees Incurred by the Fund for the Fiscal Period Ended September 30, 2014
Class A	$58
Class C	231

The Plan is a “compensation-type” plan under which the Distributor is entitled to receive the distribution and shareholder servicing fees regardless of whether its actual distribution and shareholder servicing expenses are more or less than the amount of the fees. It is therefore possible that the Distributor may realize a profit in a particular year as a result of these payments. The Plan recognizes that the Distributor and the Adviser, in their discretion, may from time to time use their own assets to pay for certain additional costs of distributing Class A and Class C shares. Any such arrangements to pay such additional costs may be commenced or discontinued by the Distributor or the Adviser at any time.

Under the Fund’s Plan, the Fund will report quarterly to the Board of Trustees for its review of all amounts expended per class of shares under the Plan. The Plan may be terminated at any time with respect to any class of shares, without the payment of any penalty, by a vote of a majority of the independent trustees who have no direct or indirect financial interest in the Plan or by vote of a majority of the outstanding voting securities of such class. The Plan may be renewed from year to year if approved by a vote of the Board of Trustees and a vote of the independent trustees who have no direct or indirect financial interest in the Plan cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be continued only if the trustees who vote to approve such continuance conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under applicable law, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may not be amended to increase materially the cost which a class of shares may bear under the Plan without the approval of the shareholders of the affected class, and any other material amendments of the Plan must be approved by the independent trustees by a vote cast in person at a meeting called for the purpose of considering such amendments. During the continuance of the Plan, the selection and nomination of the independent trustees of the Trust will be committed to the discretion of the independent trustees then in office. With the exception of the Distributor and its affiliates, no “interested person” of the Fund, as that term is defined in the 1940 Act, and no trustee of the Fund has a direct or indirect financial interest in the operation of the Plan or any related agreement.

If the Fund closes to new investors, it may continue to make payments under the Plan. Such payments would be made for the various services provided to existing shareholders by the participating intermediaries receiving such payments.

General Matters

The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee accepts the order. Customer orders received by such broker (or their designee) will be priced at the Fund’s net asset value next computed after they are accepted by an authorized broker (or their designee). Orders accepted by an authorized broker (or their designee) before the close of regular trading on the NYSE will receive that day’s share price; orders accepted after the close of trading will receive the next business day’s share price.

If you choose to invest in the Fund, an account will be opened and maintained for you by BFDS, the Fund’s shareholder services agent. Shares will be registered in the name of the investor or the investor’s financial advisor. A change in registration or transfer of shares held in the name of a financial advisor may only be made by an order in good standing form from the financial advisor acting on the investor’s behalf. The Fund reserves the right to reject any purchase order and to waive or increase minimum investment requirements.

The Fund does not issue share certificates.

Distribution Arrangements

The Distributor sells shares to or through brokers, dealers, banks or other qualified financial intermediaries (collectively referred to as “Dealers”), or others, in a manner consistent with the then effective registration statement of the Trust. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances certain activities incident to the sale and distribution of the Fund’s shares, including printing and distributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to Dealers.

The Distributor receives for its services the excess, if any, of the sales price of the Fund’s shares less the net asset value of those shares, and reallows a majority or all of such amounts to the Dealers who sold the shares. The Distributor also receives distribution fees pursuant to a distribution plan adopted by the Trust pursuant to Rule 12b-1 and described herein under “Distribution and Service Plan.” The Distributor also receives any CDSCs imposed on redemptions of shares. The Distributor may also act as a Dealer.

The following table sets forth the aggregate amounts of underwriting commissions with respect to the sale of Fund shares, the amount thereof retained by the Distributor and the compensation on redemptions and repurchases received by the Distributor for the Fund for the specified periods. All figures are expressed in thousands and are to the nearest thousand.

Amount of Underwriting Commissions		Amount Retained by the Distributor		Amount of Compensation on Redemptions and Repurchases
9/26/13- 10/31/13	11/1/13- 9/30/14	9/26/13- 10/31/13	11/1/13- 9/30/14	9/26/13- 10/31/13	11/1/13- 9/30/14
$—	$—	$—	$—	$—	$—

To help financial advisors and investors better understand and more efficiently use the Fund to reach their investment goals, the Distributor may advertise and create specific investment programs and systems. For example, this may include information on how to use the Fund to accumulate assets for future education needs or periodic payments such as insurance premiums. The Distributor may produce software, electronic information sites or additional sales literature to promote the advantages of using the Fund to meet these and other specific investor needs. In addition, wholesale representatives of the Distributor may visit financial advisors on a regular basis to educate them about the Fund and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law. Nuveen wholesalers may receive additional compensation if they meet certain targets for sales of one or more Nuveen Mutual Funds.

Additional Payments to Financial Intermediaries and Other Payments

As described in the Prospectus and elsewhere in this SAI, intermediaries that sell shares of the Nuveen Mutual Funds or provide services to their shareholders, such as brokers, dealers, banks, registered investment advisers, retirement plan administrators and other intermediaries (individually, an “Intermediary,” and collectively, “Intermediaries”), may receive sales charge payments and, out of Fund assets, may be paid Rule 12b-1 distribution and service payments and sub-transfer agency payments. The Distributor and the Adviser may make additional payments out of their own assets to selected Intermediaries. These payments are made for the purposes of promoting the sale of Fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services.

The amounts of these payments could be significant and may create an incentive for an Intermediary or its representatives to recommend or offer shares of the Nuveen Mutual Funds to its customers. The Intermediary may elevate the prominence or profile of the Fund within the Intermediary’s organization by, for example, placing the Fund on a list of preferred or recommended funds and/or granting the Distributor preferential or enhanced opportunities to promote the Fund in various ways within the Intermediary’s organization.

These payments are made pursuant to negotiated agreements with Intermediaries. The payments do not change the price paid by investors for the purchase of a share or the amount the Fund will receive as proceeds from such sales. Furthermore, these payments are not reflected in the fees and expenses listed in the fee table section of the Fund’s Prospectus and described above because they are not paid by the Fund.

The categories of payments described below are not mutually exclusive, and a single Intermediary may receive payments under all categories.

Distribution-Related Payments

The Distributor or the Adviser may from time to time make payments (sometimes referred to as “revenue sharing” payments) to selected Intermediaries as compensation for services such as providing the Fund with “shelf space” or a higher profile for the Intermediary’s personnel or their customers, placing the Fund on the Intermediary’s preferred or recommended fund list, granting access to sales meetings, sales representatives and management representatives of the Intermediary, providing assistance in training and educating the Intermediary’s personnel on the Fund, and furnishing marketing support and other services.

The Adviser and/or the Distributor compensate Intermediaries differently depending upon, among other factors, the number or value of Nuveen Mutual Funds shares that the Intermediary sells or may sell, the value of the assets invested in the Nuveen Mutual Funds by the Intermediary’s customers, redemption rates, ability to attract and retain assets, reputation in the industry and the level and/or type of marketing assistance and educational activities provided by the Intermediary. Such payments are generally asset-based but also may include the payment of a lump sum.

Servicing Payments

The Adviser and/or the Distributor may make payments to selected Intermediaries that are registered as holders or dealers of record for accounts invested in one or more of the Nuveen Mutual Funds or that make Nuveen Mutual Fund shares available through employee benefit plans or fee-based advisory programs to compensate them for the variety of services they provide.

Services for which an Intermediary receives servicing payments typically include recordkeeping, reporting, or transaction processing, but may also include services rendered in connection with fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. An Intermediary may perform the services itself or may arrange with a third party to perform such services.

TIAA-CREF Individual & Institutional Services, LLC (“TIAA-CREF IIS”), an affiliate of the Adviser, is one intermediary that receives servicing payments. The shareholder services agreement between TIAA-CREF IIS and the Distributor provides that in exchange for such services, TIAA-CREF IIS will receive payments of 0.25% of the average net assets of Fund shares on the TIAA-CREF IIS retirement platform on an annual basis. The Distributor has agreed to pay the portion of the fee that represents 0.05% of the average net assets of Fund shares attributable to TIAA-CREF IIS and the Fund will pay the remainder.

Servicing payments typically apply to employee benefit plans, such as retirement plans, or fee-based advisory programs but may apply to retail sales and assets in certain situations. The payments are based on such factors as the type and nature of services or support furnished by the Intermediary and are generally asset-based.

Distribution-Related and Servicing Payment Guidelines

In the case of any one Intermediary, marketing support and program servicing payments made by the Adviser and/or the Distributor are not expected, with certain limited exceptions, to exceed, in the aggregate, 0.35% of the average net assets of Fund shares attributable to that Intermediary on an annual basis. In connection with the sale of a business by U.S. Bank N.A. to Great-West Life & Annuity Insurance Company (“Great-West”), the Adviser and/or the Distributor has a services agreement with GWFS Equities, Inc., an affiliate of Great-West, which provides for payments of up to 0.60% of the average net assets of Fund shares attributable to GWFS Equities, Inc. on an annual basis (which amount also includes payments by the Fund for sub-transfer agency services).

Other Payments

From time to time, the Adviser and/or the Distributor, at their expense, may provide other compensation to Intermediaries that sell or arrange for the sale of shares of the Fund, which may be in addition to the distribution-related and servicing payments described above. For example, the Adviser and/or the Distributor may: (i) compensate Intermediaries for National Securities Clearing Corporation networking system services (e.g., shareholder communication, account statements, trade confirmations, and tax reporting) on an asset-based or per account basis; (ii) compensate Intermediaries for providing Fund shareholder trading information; (iii) make one-time or periodic payments to reimburse selected Intermediaries for items such as ticket charges (i.e., fees that an Intermediary charges its representatives for effecting transactions in Fund shares) of up to $25 per purchase or exchange order, operational charges (e.g., fees that an Intermediary charges for establishing the Fund on its trading system), and literature printing and/or distribution costs; (iv) at the direction of a retirement plan’s sponsor, reimburse or pay direct expenses of an employee benefit plan that would otherwise be payable by the plan; and (v) provide payments to broker-dealers to help defray their technology or infrastructure costs.

When not provided for in a distribution-related or servicing payment agreement, the Adviser and/or the Distributor may pay Intermediaries for enabling the Adviser and/or the Distributor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other Intermediary employees, client and investor events and other Intermediary-sponsored events, and for travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, asset retention and due diligence trips. These payments may vary depending upon the nature of the event. The Adviser and/or the Distributor make payments for such events as it deems appropriate, subject to its internal guidelines and applicable law.

The Adviser and/or the Distributor occasionally sponsor due diligence meetings for registered representatives during which the registered representatives receive updates on various Nuveen Mutual Funds and are afforded the opportunity to speak with portfolio managers. Although invitations to these meetings are not conditioned on selling a specific number of shares, those who have shown an interest in Nuveen Mutual Funds are more likely to be considered. To the extent permitted by their firm’s policies and procedures, all or a portion of registered representatives’ expenses in attending these meetings may be covered by the Adviser and/or the Distributor.

Representatives of the Distributor or its affiliates may receive additional compensation from the Adviser and/or the Distributor if certain targets are met for sales of one or more Nuveen Mutual Funds. Such compensation may vary by Fund and by affiliate.

Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as FINRA. Investors can ask their Intermediary for information about any payments it receives from the Adviser and/or the Distributor and the services it provides for those payments.

Investors may wish to take Intermediary payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

Intermediaries Receiving Additional Payments

The following is a list of Intermediaries eligible to receive one or more of the types of payments discussed above as of January 23, 2015:

ADP Broker-Dealer, Inc.

American United Life Insurance Company

Ameriprise Financial Services, Inc.

Ascensus (formerly BISYS Retirement Services, Inc.)

BB&T

Benefit Plans Administrative Services, Inc.

Benefit Trust Company

Cetera

Charles Schwab & Co., Inc.

Chase Investment Services

Citigroup Global Markets Inc.

Commonwealth Equity Services, LLP, DBA Commonwealth Financial Network

CPI Qualified Plan Consultants, Inc.

Davenport & Co., LLC

Digital Retirement Solutions, Inc.

Dyatech, LLC

Edward Jones

ExpertPlan, Inc.

Fidelity Brokerage Services LLC/National Financial Services LLC

Fidelity Investments Institutional Operations Company, Inc. (FIIOC)/Fidelity Advisors Retirement

Financial Data Services, Inc.

First Clearing

Genesis Employee Benefits, Inc. DBA America’s VEBA Solution

Goldman Sachs

Great West Life and Annuity Insurance Co.

GWFS Equities, Inc.

Hartford Life Insurance Company

Hartford Securities Distribution Company, Inc.

Hewitt Associates LLC

ICMA Retirement Corporation

ING Life Insurance and Annuity Company/ING Institutional Plan Services LLC/ING Financial Advisors, LLC (formerly CitiStreet LLC/CitiStreet Advisors LLC)

J.J.B. Hilliard, W.L. Lyons, Inc.

J.P. Morgan Retirement Plan Services, LLC

Janney Montgomery Scott LLC

LPL Financial Services

Lincoln Retirement Services Company LLC/AMG Service Corp.

Linsco/Private Ledger Corp.

Marshall & Ilsley Trust Company, N.A.

Massachusetts Mutual Life Insurance Company

Mercer HR Outsourcing LLC

Merrill Lynch, Pierce, Fenner & Smith Inc.

Mid Atlantic Capital Corporation

Morgan Stanley & Co., Incorporated/Morgan Stanley Smith Barney LLC

MSCS Financial Services, LLC

National Financial Services, LLC

Nationwide Financial Services, Inc.

Newport Retirement Services, Inc.

NFP Securities, Inc.

Northwestern Mutual

NYLife Distributors LLC

Oppenheimer & Co.

Pershing LLC

Principal Life Insurance Company

Prudential Insurance Company of America (The)

Prudential Investment Management Services, LLC/Prudential Investments LLC

Raymond James & Associates/Raymond James Financial Services, Inc.

RBC Capital Markets, LLC

Reliance Trust Company

Retirement Plan Company, LLC (The)

Robert W. Baird & Co., Inc.

SI Financial Advisors

Southwest Securities, Inc.

Stifel, Nicolaus & Co., Inc.

T. Rowe Price Investment Services, Inc./T. Rowe Price Retirement Plan Services, Inc.

TD Ameritrade, Inc.

TD Ameritrade Trust Company (formerly Fiserv Trust Company/International Clearing Trust Company)

TIAA-CREF Individual & Institutional Services, LLC

U.S. Bancorp Investments, Inc.

U.S. Bank N.A.

UBS Financial Services, Inc.

Unified Trust Company, N.A.

VALIC Retirement Services Company (formerly AIG Retirement Services Company)

Vanguard Group, Inc.

Wedbush Morgan Securities

Wells Fargo Advisors, LLC

Wells Fargo Bank, N.A.

Wells Fargo Institutional Retirement & Trust

Wilmington Trust Company

Wilmington Trust Retirement and Institutional Services Company (formerly AST Capital Trust Company)

Any additions, modifications or deletions to the list of Intermediaries identified above that have occurred since January 23, 2015 are not reflected in the list.

FINANCIAL STATEMENTS

The audited financial statements for the Fund’s most recent fiscal period appear in the Fund’s Annual Report dated September 30, 2014. The Fund’s Annual Report is incorporated by reference into this SAI and is available without charge by calling (800) 257-8787.

APPENDIX A

RATINGS OF INVESTMENTS

Standard & Poor’s Ratings Group—A brief description of the applicable Standard & Poor’s (“S&P”) rating symbols and their meanings (as published by S&P) follows:

Issue Credit Ratings

A S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

1. Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2. Nature of and provisions of the obligation and the promise S&P imputes;

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty regardless of the anticipated time to default.

C	An obligation rated ‘C’ is currently highly vulnerable to nonpayment and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D	An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Plus (+) or Minus (–): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR	This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1	A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D	A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows.

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.

Long-Term Obligation Ratings

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Obligation Ratings

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Medium-Term Note Program Ratings

Moody’s assigns provisional ratings to medium-term note (MTN) programs and definitive ratings to the individual debt securities issued from them (referred to as drawdowns or notes).

MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g., senior or subordinated). To capture the contingent nature of a program rating, Moody’s assigns provisional ratings to MTN programs. A provisional rating is denoted by a (P) in front of the rating. The rating assigned to a drawdown from a rated MTN or bank/deposit note program is definitive in nature, and may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer’s default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.

Moody’s encourages market participants to contact Moody’s Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

U.S. Municipal Short-Term Debt and Demand Obligation Ratings

Short-Term Obligation Ratings

The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG 1	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (VMIG) scale.

VMIG 1	This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2	This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3	This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG	This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Fitch Ratings—A brief description of the applicable Fitch Ratings (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. The agency’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms “investment grade” and “speculative grade” are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. “Investment grade” categories indicate relatively low to moderate credit risk, while ratings in the “speculative” categories either signal a higher level of credit risk or that a default has already occurred.

A designation of “Not Rated” or “NR” is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss.

Fitch’s credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation). In such cases, the agency will make clear the assumptions underlying the agency’s opinion in the accompanying rating commentary.

International Long-Term Ratings

Issuer Credit Rating Scales

AAA	Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB	Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB	Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B	Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC	Substantial credit risk. Default is a real possibility.

CC	Very high levels of credit risk. Default of some kind appears probable.

C

Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

•    the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

•    the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

•    Fitch otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD

Restricted default. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

•    the selective payment default on a specific class or currency of debt;

•    the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

•    the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

•    execution of a distressed debt exchange on one or more material financial obligations.

D

Default. ‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

International Short-Term Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C	High short-term default risk. Default is a real possibility.

RD	Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Notes to Long-Term and Short-Term ratings:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term Rating category, or to categories below ‘B’.

‘WD’ indicates that the rating has been withdrawn and the issue or issuer is no longer rated by Fitch.

Rating Watch: Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or affirmed. However, ratings that are not on Rating Watch can be raised or lowered without being placed on Rating Watch first, if circumstances warrant such an action. A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period.

MAI-GTOPSP-0115P

PART C—OTHER INFORMATION

Item 28. Exhibits

(a)(1)	Declaration of Trust of Registrant.(1)

(a)(2)	Amended Establishment and Designation of Classes, dated November 14, 2012.(13)

(a)(3)	Amended Designation of Series for Nuveen Investment Trust, dated February 25, 2014.(16)

(b)	By-Laws of Registrant, amended and restated as of November 18, 2009.(8)

(c)	Specimen Certificate of Shares of the Registrant.(2)

(d)(1)	Management Agreement between Registrant and Nuveen Fund Advisors, LLC, dated October 1, 2014.(18)

(d)(2)	Amended Schedules A and B of Management Agreement between Registrant and Nuveen Fund Advisors, LLC, dated October 15, 2014.(18)

(d)(3)	Investment Sub-Advisory Agreement between Nuveen Fund Advisors, LLC and Nuveen Asset Management, LLC, dated October 1, 2014.(18)

(e)(1)	Distribution Agreement between Registrant and John Nuveen & Co. Incorporated, dated August 1, 1998.(5)

(e)(2)	Dealer Management Agreement, dated October 22, 1996.(3)

(e)(3)	Dealer Distribution, Shareholder Servicing and Fee-Based Program Agreement, dated June 23, 2004.(6)

(e)(4)	Form of Nuveen Funds Rule 22c-2 Agreement.(7)

(e)(5)	Renewal of Distribution Agreement between Registrant and Nuveen Securities, LLC (f/k/a Nuveen Investments, LLC), dated August 6, 2014.(18)

(f)	Not applicable.

(g)(1)	Custody Agreement between Registrant and U.S. Bank National Association, dated April 17, 2012.(10)

(g)(2)	First Amendment to the Custody Agreement, dated July 19, 2013.(14)

(h)(1)	Transfer Agency and Service Agreement between the Nuveen Mutual Funds and Boston Financial Data Services, Inc., dated May 11, 2012.(11)

(h)(2)	Amendment and Schedule A to Transfer Agency and Service Agreement, effective as of December 11, 2014.(19)

(h)(3)	Fund Accounting Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC, dated November 29, 2011.(9)

(h)(4)	Amendment to the Fund Accounting Servicing Agreement, dated July 19, 2013.(14)

(i)	Not applicable.

(j)	Consent of Independent Registered Public Accounting Firm, dated January 28, 2015.(20)

(k)	Not applicable.

(l)	Subscription Agreement with Nuveen Institutional Advisory Corp.(4)

(m)	Plan of Distribution and Service Pursuant to Rule 12b-1, dated February 28, 2013.(13)

(n)	Multiple Class Plan Adopted Pursuant to Rule 18f-3, as amended November 14, 2012.(13)

(o)	Not applicable.

(p)(1)	Code of Ethics, as amended April 1, 2014.(17)

(p)(2)	Code of Ethics for the Independent Trustees of the Nuveen Funds, effective January 1, 2013.(12)

(z)(1)	Original Power of Attorney of Mr. Nelson, dated September 1, 2013.(14)

(z)(2)	Original Powers of Attorney of Messrs. Evans, Hunter, Kundert, Schneider and Toth and Mss. Stockdale, Stone and Stringer, dated October 13, 2013.(15)

(z)(3)	Original Powers of Attorney of Messrs. Adams and Schreier, dated August 15, 2014.(18)

(1)	Incorporated by reference to the initial registration statement filed on May 14, 1996 on Form N-1A for Registrant.
(2)	Incorporated by reference to the pre-effective amendment no. 2 filed on July 31, 1996 on Form N-1A for Registrant.
(3)	Incorporated by reference to the post-effective amendment no. 1 filed on December 16, 1996 on Form N-1A for Registrant.
(4)	Incorporated by reference to the post-effective amendment no. 4 filed on October 8, 1997 on Form N-1A for Registrant.
(5)	Incorporated by reference to the post-effective amendment no. 13 filed on September 28, 1998 on Form N-1A for Registrant.
(6)	Incorporated by reference to the post-effective amendment no. 35 filed on June 29, 2005 on Form N-1A for Registrant.
(7)	Incorporated by reference to the post-effective amendment no. 39 filed on October 30, 2006 on Form N-1A for Registrant.
(8)	Incorporated by reference to the post-effective amendment no. 65 filed on October 28, 2010 on Form N-1A for Registrant.
(9)	Incorporated by reference to the post-effective amendment no. 71 filed on November 29, 2011 on Form N-1A for Registrant.
(10)	Incorporated by reference to post-effective amendment no. 75 filed on May 4, 2012 on Form N-1A for Registrant.
(11)	Incorporated by reference to the post-effective amendment no. 77 filed on October 29, 2012 on Form N-1A for Registrant.
(12)	Incorporated by reference to the post-effective amendment no. 82 filed on February 15, 2013 on Form N-1A for Registrant.
(13)	Incorporated by reference to the post-effective amendment no. 84 filed on March 15, 2013 on Form N-1A for Registrant.
(14)	Incorporated by reference to the post-effective amendment no. 92 filed on September 26, 2013 on Form N-1A for Registrant.
(15)	Incorporated by reference to the post-effective amendment no. 94 filed on October 28, 2013 on Form N-1A for Registrant.
(16)	Incorporated by reference to the post-effective amendment no. 99 filed on February 26, 2014 on Form N-1A for Registrant.
(17)	Incorporated by reference to the post-effective amendment no. 104 filed on May 12, 2014 on Form N-1A for Registrant.
(18)	Incorporated by reference to the post-effective amendment no. 106 filed on October 28, 2014 on Form N-1A for Registrant.
(19)	Incorporated by reference to the post-effective amendment no. 108 filed on December 29, 2014 on Form N-1A for Registrant.
(20)	Filed herewith.

Item 29. Persons Controlled by or under Common Control with the Fund

Not applicable.

Item 30. Indemnification

Section 4 of Article XII of Registrant’s Declaration of Trust provides as follows:

Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person:

(a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

(c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

(i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

(ii) by written opinion of independent legal counsel.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4, provided that either:

(a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

(b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4, a “Disinterested Trustee” is one (x) who is not an Interested Person of the Trust (including, as such Disinterested Trustee, anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

As used in this Section 4, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the word “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

The trustees and officers of the Registrant are covered by the Mutual Fund Professional Liability policy in the aggregate amount of $70,000,000 against liability and expenses of claims of wrongful acts arising out of their position with the Registrant and other Nuveen funds, except for matters that involve willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of the Registrant or where he or she had reasonable cause to believe this conduct was unlawful). The policy has a $2,000,000 deductible for operational failures (after the deductible is satisfied, the insurer would cover 90% of any operational failure claims and the Fund would be liable for 10% of any such claims) and $1,000,000 deductible for all other claims.

Insofar as the indemnification for liabilities arising under the Securities Act of 1933, as amended, (the “1933 Act”) may be permitted to the officers, trustees or controlling persons of the Registrant pursuant to the Declaration of Trust of the Registrant or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by an officer or trustee or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such officer, trustee or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser

(a) Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”) (formerly known as Nuveen Fund Advisors, Inc. and Nuveen Asset Management) manages the Registrant and serves as investment adviser or manager to other open-end and closed-end management investment companies. The principal business address for all of these investment companies and the persons named below is 333 West Wacker Drive, Chicago, Illinois 60606.

A description of any business, profession, vocation or employment of a substantial nature in which the directors and officers of Nuveen Fund Advisors who serve as officers or trustees of the Registrant have engaged during the last two years for his or her account or in the capacity of director, officer, employee, partner or trustee appears under “Management” in the Statement of Additional Information. Such information for the remaining senior officers of Nuveen Fund Advisors appears below:

Name and Position with Nuveen Fund Advisors	Other Business, Profession, Vocation or Employment During Past Two Years
Robert D. Luse, Executive Vice President	Executive Vice President of Nuveen Asset Management, LLC and Nuveen Securities, LLC; Executive Vice President and Assistant Secretary of Nuveen Investments, Inc.; Vice President of Santa Barbara Asset Management, LLC, Symphony Asset Management LLC, Tradewinds Global Investors, LLC and Winslow Capital Management, LLC.

John L. MacCarthy, Executive Vice President and Secretary

Executive Vice President (since 2008), Secretary and General Counsel (since 2006) of Nuveen Investments, Inc.; Vice President and Secretary (since 2013) of Nuveen Commodities Asset Management, LLC; Executive Vice President (since 2008) and Secretary (since 2006) of Nuveen Investments Advisers Inc., Nuveen Investments Holdings, Inc. and (since 2011) of Nuveen Asset Management, LLC; Vice President and Secretary of NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management LLC.

Joseph T. Castro, Managing Director and Chief Compliance Officer	Managing Director (since 2011), Head of Compliance (since 2013) of Nuveen Investments, Inc.

Stuart J. Cohen, Managing Director and Assistant Secretary

Managing Director and Assistant Secretary of Nuveen Asset Management, LLC, Nuveen Investments, Inc. and Nuveen Securities, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC, Symphony Asset Management LLC, Tradewinds Global Investors, LLC and Winslow Capital Management, LLC.

Name and Position with Nuveen Fund Advisors	Other Business, Profession, Vocation or Employment During Past Two Years
Sherri A. Hlavacek, Managing Director and Controller

Managing Director and Corporate Controller of Nuveen Investments, Inc. and Nuveen Securities, LLC; Managing Director and Controller of Nuveen Investments Advisers Inc., Nuveen Investments Holdings, Inc. and of Nuveen Asset Management, LLC (since 2011); Vice President and Controller of NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Santa Barbara Asset Management, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC; Certified Public Accountant.

Lucas A. Satre, Senior Vice President and Assistant Secretary

Senior Vice President, General Counsel and Secretary of Nuveen Securities LLC; Senior Vice President and Assistant Secretary of Nuveen Asset Management, LLC and Nuveen Investments, Inc.; Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC, NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC, Symphony Asset Management LLC, Tradewinds Global Investors, LLC and Winslow Capital Management, LLC.

(b) Nuveen Asset Management, LLC (“Nuveen Asset Management”) acts as sub-investment adviser to the Registrant for Nuveen Global Tactical Opportunities Plus Fund and also serves as sub-investment adviser to other open-end and closed-end funds and investment adviser to separately managed accounts. The following is a list of the senior officers of Nuveen Asset Management. The principal business address of each person is 333 West Wacker Drive, Chicago, Illinois 60606.

A description of any business, profession, vocation or employment of a substantial nature in which the directors and officers of Nuveen Asset Management who serve as officers or trustees of the Registrant have engaged during the last two years for his or her account or in the capacity of director, officer, employee, partner or trustee appears under “Management” in the Statement of Additional Information. Such information for the remaining senior officers of Nuveen Asset Management appears below:

Name	Position and Offices with Nuveen Asset Management	Other Business, Profession, Vocation or Employment During Past Two Years
William T. Huffman	President	CPA.

Robert D. Luse	Executive Vice President	Executive Vice President of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC; Executive Vice President and Assistant Secretary of Nuveen Investments, Inc.; Vice President of Santa Barbara Asset Management, LLC, Symphony Asset Management LLC, Tradewinds Global Investors, LLC and Winslow Capital Management, LLC.

Name	Position and Offices with Nuveen Asset Management	Other Business, Profession, Vocation or Employment During Past Two Years
John L. MacCarthy	Executive Vice President and Secretary	Executive Vice President and Secretary of Nuveen Fund Advisors, LLC; Executive Vice President (since 2008), Secretary and General Counsel (since 2006) of Nuveen Investments, Inc.; Vice President and Secretary (since 2013) of Nuveen Commodities Asset Management, LLC; Executive Vice President (since 2008) and Secretary (since 2006) of Nuveen Investments Advisers Inc.; Vice President and Secretary of NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management LLC.

Charles R. Manzoni, Jr.	Managing Director, Chief Operating Officer and General Counsel	Managing Director of Nuveen Investments Holdings, Inc.

Lucas A. Satre	Senior Vice President and Assistant Secretary	Senior Vice President, General Counsel and Secretary of Nuveen Securities, LLC; Senior Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC and Nuveen Investments, Inc.; Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC, NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC, Symphony Asset Management LLC, Tradewinds Global Investors, LLC and Winslow Capital Management, LLC.

Mark Slevin	Senior Vice President	Senior Vice President of Nuveen Investments Holdings, Inc.

Stuart J. Cohen	Managing Director and Assistant Secretary	Managing Director and Assistant Secretary of Nuveen Fund Advisors, LLC, Nuveen Investments, Inc. and Nuveen Securities, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC, Symphony Asset Management LLC, Tradewinds Global Investors, LLC and Winslow Capital Management, LLC.

Name	Position and Offices with Nuveen Asset Management	Other Business, Profession, Vocation or Employment During Past Two Years
Sherri A. Hlavacek	Managing Director and Controller	Managing Director and Corporate Controller of Nuveen Securities, LLC and Nuveen Investments, Inc.; Managing Director and Controller of Nuveen Investments Advisers Inc. and Nuveen Investments Holdings, Inc. (since 2011); Vice President and Controller of NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC; Certified Public Accountant.

Diane S. Meggs	Vice President and Chief Compliance Officer	Senior Vice President and Compliance Manager (since 2011) of Nuveen Fund Advisors, LLC; Chief Compliance Officer and Senior Vice President (since 2013) of Nuveen Investments Advisers Inc.

Item 32. Principal Underwriters

(a) Nuveen Securities, LLC (“Nuveen”) acts as principal underwriter to the following open-end management type investment companies: Nuveen Multistate Trust I, Nuveen Multistate Trust II, Nuveen Multistate Trust III, Nuveen Multistate Trust IV, Nuveen Municipal Trust, Nuveen Managed Accounts Portfolios Trust, Nuveen Investment Trust II, Nuveen Investment Trust III, Nuveen Investment Trust V, Nuveen Investment Funds, Inc., Nuveen Strategy Funds, Inc. and the Registrant.

(b)

Name and Principal Business Address	Positions and Offices with Nuveen Securities	Positions and Offices with Registrant
William Adams IV 333 West Wacker Drive Chicago, IL 60606	Executive Vice President	Trustee

Margo L. Cook 333 West Wacker Drive Chicago, IL 60606	Executive Vice President and Head of Institutional Sales and Product Strategy and Development	Vice President

Scott S. Grace 333 West Wacker Drive Chicago, IL 60606	Managing Director and Treasurer	Vice President and Treasurer

Sherri A. Hlavacek 333 West Wacker Drive Chicago, IL 60606	Managing Director and Corporate Controller	None

Carl M. Katerndahl 333 West Wacker Drive Chicago, IL 60606	Executive Vice President and Head of Distribution and Corporate Marketing	None

Robert D. Luse 333 West Wacker Drive Chicago, IL 60606	Executive Vice President	None

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606	Managing Director and Assistant Secretary	Vice President and Secretary

Name and Principal Business Address	Positions and Offices with Nuveen Securities	Positions and Offices with Registrant
Kathleen L. Prudhomme 901 Marquette Avenue Minneapolis, MN 55402	Managing Director and Assistant Secretary	Vice President and Assistant Secretary

Glenn R. Richter 333 West Wacker Drive Chicago, IL 60606	Co-Chief Executive Officer and Chief Operating Officer	None

Lucas A. Satre 333 West Wacker Drive Chicago, IL 60606	Senior Vice President, Secretary and General Counsel	None

Thomas S. Schreier, Jr. 333 West Wacker Drive Chicago, IL 60606	Co-Chief Executive Officer	Trustee

Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606	Managing Director and Assistant Secretary	Chief Administrative Officer

(c) Not applicable.

Item 33. Location of Accounts and Records

Nuveen Fund Advisors, 333 West Wacker Drive, Chicago, Illinois 60606, maintains the Declaration of Trust, By-Laws, minutes of trustees and shareholder meetings and contracts of the Registrant and all advisory material of the investment adviser.

U.S. Bank National Association, 60 Livingston Avenue, St. Paul, Minnesota 55101, currently maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not maintained by Nuveen Fund Advisors.

Boston Financial Data Services, Inc., P.O. Box 8530, Boston, Massachusetts 02266-8530, maintains all the required records in its capacity as transfer, dividend paying, and shareholder service agent for the Registrant.

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this post-effective amendment to its registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Chicago and State of Illinois, on the 28th day of January, 2015.

NUVEEN INVESTMENT TRUST

By:	/s/ KEVIN J. MCCARTHY
Kevin J. McCarthy
Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this post-effective amendment to the registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title			Date
/S/ STEPHEN D. FOY STEPHEN D. FOY	Vice President and Controller (principal financial and accounting officer)			January 28, 2015

/S/ GIFFORD R. ZIMMERMAN GIFFORD R. ZIMMERMAN	Chief Administrative Officer (principal executive officer)			January 28, 2015

WILLIAM J. SCHNEIDER*	Chairman of the Board and Trustee	ü ï ï ï ï ï ï ï ï ï ï ï ï ï ý ï ï ï ï ï ï ï ï ï ï ï ï ï ï ï ï ï þ	By:	/S/ KEVIN J. MCCARTHY KEVIN J. MCCARTHY Attorney-in-Fact January 28, 2015
WILLIAM ADAMS IV*	Trustee
JACK B. EVANS*	Trustee
WILLIAM C. HUNTER*	Trustee
DAVID J. KUNDERT*	Trustee
JOHN K. NELSON*	Trustee
THOMAS S. SCHREIER, JR*	Trustee
JUDITH M. STOCKDALE*	Trustee
CAROLE E. STONE*	Trustee
VIRGINIA L. STRINGER*	Trustee
TERENCE J. TOTH*	Trustee

*	An original power of attorney authorizing, among others, Kevin J. McCarthy and Gifford R. Zimmerman to execute this registration statement, and amendments thereto, for each of the trustees of the Registrant on whose behalf this registration statement is filed, has been executed and has previously been filed with the Securities and Exchange Commission and is incorporated by reference herein.

EXHIBIT INDEX

Exhibit Number	Exhibit

(j)	Consent of Independent Registered Public Accounting Firm, dated January 28, 2015.